EXHIBIT 10.38

                             Lease Agreement between
                       CNL Retirement AM/Tennessee LP and
     Homewood at Brookmont Terrace, LLC dated October 31, 2002, relating to the Homewood Residence at Brookmont Terrace - Nashville, Tennessee

                                         Homewood Residence at Brookmont Terrace
                                           Nashville, Davidson County, Tennessee



                                 LEASE AGREEMENT



                          DATED AS OF October 31, 2002



                                 BY AND BETWEEN



                        CNL RETIREMENT - AM/TENNESSEE LP,
                         a Delaware limited partnership,

                                  AS LANDLORD,



                                       AND



                       Homewood at Brookmont Terrace, LLC,
                      a Tennessee limited liability company

                                    AS TENANT

                                TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS.........................................................1

ARTICLE 2 LEASED PROPERTY AND TERM...........................................12
         -------------------------
     2.1 Leased Property.....................................................12
         ---------------
     2.2 Condition of Leased Property........................................13
         ----------------------------
     2.3 Initial Term........................................................13
         ------------
     2.4 Extended Term.......................................................13
         -------------
     2.5 Yield Up............................................................13
         --------

ARTICLE 3 RENT...............................................................14
         -----
     3.1 Rent................................................................14
         ----
     3.2 Minimum Rent........................................................14
         ------------
     3.3 Percentage Rent.....................................................15
         ---------------
     3.4 Additional Charges..................................................17
         ------------------
     3.5 Landlord Advances...................................................18
         -----------------
     3.6 Late Payment of Rent................................................18
         --------------------
     3.7 Net Lease...........................................................18
         ---------
     3.8 No Abatement of Rent................................................19
         --------------------
     3.9 Tenant Shortfall Reserve Requirement................................19
         ------------------------------------
     3.10Tenant Security Deposit.............................................21
         -----------------------
     3.11Security for all ARC-Related Leases.................................21
         -----------------------------------
     3.12Security Agreement..................................................22
         ------------------

ARTICLE 4 USE OF THE LEASED PROPERTY; CONFLICTING BUSINESS...................22
         -------------------------------------------------
     4.1 Permitted Use.......................................................22
         -------------
     4.2 Environmental Matters...............................................23
         ---------------------
     4.3 Conflicting Businesses Prohibited...................................23
         ---------------------------------
     4.4 Continuous Operations...............................................24
         ---------------------
     4.5 Compliance With Restrictions, Etc...................................24
         ---------------------------------
     4.6 Standard of Operation...............................................25
         ---------------------
     4.7 Resident Agreements and Service Licenses............................26
         ----------------------------------------
     4.8 Standards, Not Control..............................................26
         ----------------------
     4.9 Survival............................................................26
         --------

ARTICLE 5 MAINTENANCE AND REPAIRS............................................27
         ------------------------
     5.1 Tenant's Obligations................................................27
         --------------------
     5.2 Reserve.............................................................27
         -------

ARTICLE 6 IMPROVEMENTS, ETC..................................................30
         -------------------
     6.1 Prohibition.........................................................30
         -----------
     6.2 Permitted Renovations...............................................30
         ---------------------
     6.3 Conditions to Reserve Expenditures, Permitted Renovations and Major
         Alterations.........................................................30
         -------------------------------------------------------------------
     6.4 Salvage.............................................................31
         -------

ARTICLE 7 LANDLORD'S INTEREST NOT SUBJECT TO LIENS...........................32
         -----------------------------------------
     7.1 Liens, Generally....................................................32
         ----------------
     7.2 Construction or Mechanics Liens.....................................32
         -------------------------------
     7.3 Contest of Liens....................................................33
         ----------------
     7.4 Notices of Commencement of Construction.............................33
         ----------------------------------------

ARTICLE 8 TAXES AND ASSESSMENTS..............................................33
         ----------------------
     8.1 Obligation to Pay Taxes and Assessments.............................33
         ---------------------------------------
     8.2 Tenant's Right to Contest Taxes.....................................34
         -------------------------------
     8.3 Tax and Insurance Escrow Account....................................34
         --------------------------------

ARTICLE 9 INSURANCE..........................................................35
         ----------
     9.1 General Insurance Requirements......................................35
         -------------------------------
     9.2 Waiver of Subrogation...............................................37
         ---------------------
     9.3 General Provisions..................................................37
         ------------------
     9.4 Blanket Policy......................................................38
         --------------
     9.5 Indemnification of Landlord.........................................38
         ---------------------------

ARTICLE 10 CASUALTY..........................................................38
          ---------
     10.1Restoration and Repair..............................................38
         ----------------------
     10.2Escrow and Disbursement of Insurance Proceeds.......................39
         ---------------------------------------------
     10.3No Abatement of Rent................................................40
         --------------------
     10.4Tenant's Property and Business Interruption Insurance...............40
         -----------------------------------------------------
     10.5Restoration of Tenant's Property....................................40
         --------------------------------
     10.6Waiver..............................................................40
         ------

ARTICLE 11 CONDEMNATION......................................................40
          -------------
     11.1Total Condemnation, Etc.............................................40
         -----------------------
     11.2Partial Condemnation................................................41
         --------------------
     11.3Disbursement of Award...............................................41
         ---------------------
     11.4No Abatement of Rent................................................41
         --------------------
     11.5Disputes............................................................42
         --------

ARTICLE 12 DEFAULTS AND REMEDIES.............................................42
          ----------------------
     12.1Events of Default...................................................42
         -----------------
     12.2Remedies on Default.................................................44
         -------------------
     12.3Application of Funds................................................47
         --------------------
     12.4Landlord's Right to Cure Tenant's Default...........................47
         -----------------------------------------
     12.5Landlord's Lien.....................................................48
         ---------------

ARTICLE 13 HOLDING OVER......................................................48
          -------------

ARTICLE 14 LIABILITY OF LANDLORD; INDEMNIFICATION............................49
          ---------------------------------------
     14.1Liability of Landlord...............................................49
         ---------------------
     14.2Indemnification of Landlord.........................................49
         ---------------------------
     14.3Notice of Claim or Suit.............................................50
         -----------------------
     14.4Limitation on Liability of Landlord.................................50
         -----------------------------------

ARTICLE 15 REIT AND UBTI REQUIREMENTS........................................50
          ---------------------------
     15.1Limitations on Rents Attributable to Personal Property..............50
         ------------------------------------------------------

ARTICLE 16 SUBLETTING AND ASSIGNMENT.........................................52
          --------------------------
     16.1Transfers Prohibited Without Consent................................52
         ------------------------------------
     16.2Indirect Transfer Prohibited Without Consent........................53
         --------------------------------------------
     16.3Adequate Assurances.................................................53
         -------------------

ARTICLE 17 ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS....................53
          -----------------------------------------------
     17.1Estoppel Certificates...............................................53
         ---------------------
     17.2Monthly Financial Statements........................................53
         ----------------------------
     17.3Annual Financial Statements.........................................54
         ---------------------------
     17.4Records.............................................................54
         -------
     17.5General Operations Budget...........................................54
         -------------------------
     17.6Quarterly Meetings..................................................55
         ------------------

ARTICLE 18 LANDLORD'S RIGHT TO INSPECT.......................................55
          ----------------------------

ARTICLE 19 FACILITY MORTGAGES................................................55

     19.1Subordination.......................................................55
         -------------
     19.2Attornment..........................................................56
         ----------
     19.3Rights of Mortgagees and Assignees..................................56
         ----------------------------------

ARTICLE 20 ADDITIONAL COVENANTS OF TENANT....................................57
          -------------------------------
     20.1Conduct of Business.................................................57
         -------------------
     20.2Additional Covenants of Tenant......................................57
         ------------------------------
     20.3Tenant a Single Purpose Entity......................................59
         ------------------------------
     20.4Intentionally Omitted...............................................59

ARTICLE 21 MISCELLANEOUS.....................................................59
          --------------
     21.1Limitation on Payment of Rent.......................................59
         -----------------------------
     21.2No Waiver...........................................................59
         ---------
     21.3Remedies Cumulative.................................................59
         -------------------
     21.4Severability........................................................60
         ------------
     21.5Acceptance of Surrender.............................................60
         -----------------------
     21.6No Merger of Title..................................................60
         ------------------
     21.7Tenant's Representations............................................60
         ------------------------
     21.8Quiet Enjoyment.....................................................62
         ---------------
     21.9Recordation of Memorandum of Lease..................................62
         ----------------------------------
     21.10    Notices........................................................62
              -------
     21.11    Construction; Nonrecourse......................................64
              -------------------------
     21.12    Counterparts; Headings.........................................64
              ----------------------
     21.13    Applicable Law.................................................64
              --------------
     21.14    Right to Make Agreement........................................64
              -----------------------
     21.15    Brokerage......................................................64
              ---------
     21.16    No Partnership or Joint Venture................................65
              -------------------------------
     21.17    Entire Agreement...............................................65
              ----------------
     21.18    Costs and Attorneys' Fees......................................65
              -------------------------
     21.19    Approval of Landlord...........................................65
              --------------------
     21.20    Successors and Assigns.........................................65
              ----------------------
     21.21    Waiver of Jury Trial...........................................65
              --------------------
     21.22    Treatment of Lease.............................................66
              ------------------
     21.23    Transfer of Licenses...........................................66
              --------------------
     21.24    Tenant's Personal Property.....................................66
              --------------------------
     21.25    Landlord's Representations.....................................66
              --------------------------
     21.26    Guaranty of Lease..............................................66
              -----------------
     21.27    Guaranty of ARC-Related Leases.................................67
              ------------------------------



EXHIBITS

Exhibit "A" -     The Land
Exhibit "B" -     Minimum Rent
Exhibit "C" -     Appraisal Process
Exhibit "D" -     Tenant Estoppel Certificate
Exhibit "E" -     Memorandum of Lease
Exhibit "F" -     Single Purpose Entity Requirements
Exhibit "G" -     Tenant Equity Ownership
Exhibit "H"-      Property Expenses
Exhibit "I" -     Initial Landlord P&E
Exhibit "J" -     Initial Tenant Personal Property
Exhibit "K" -     Fallback Shortfall Assumption

                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT is entered into as of October 31, 2002, by and between CNL RETIREMENT - AM/TENNESSEE LP, a Delaware limited partnership, as landlord ("Landlord"), and HOMEWOOD AT BROOKMONT TERRACE, LLC, a Tennessee limited liability company, as tenant ("Tenant").

                              W I T N E S S E T H :
                               - - - - - - - - - -

         WHEREAS, Landlord has heretofore acquired fee simple title to the Land and the Facility (these and other capitalized terms used and not otherwise defined herein having the meanings ascribed to such terms in Article 1); and

         WHEREAS, Landlord wishes to lease the Leased Property to Tenant and Tenant wishes to lease the Leased Property from Landlord, all subject to and upon the terms and conditions herein set forth;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows: ARTICLE 1

                                   DEFINITIONS

         For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Article and used in this Agreement shall have the meanings assigned to them in this Article and include the plural as well as the singular, (ii) all accounting terms not otherwise defined herein shall have the meanings assigned to them in accordance with GAAP, (iii) all references in this Agreement to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Agreement, and (iv) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

         "Accessibility Laws" shall mean all applicable laws, statutes, regulations, rules, ordinances, codes, licenses, permits and orders, from time to time in existence, of all courts of competent jurisdiction and Government Agencies, and all applicable judicial and administrative and regulatory decrees, judgments and orders, including common law rulings and determinations, relating to accessibility for the disabled or handicapped, including, but not limited to, any applicable provisions of The Architectural Barriers Act of 1968, The Rehabilitation Act of 1973, The Fair Housing Act of 1988, The Americans With Disabilities Act, the accessibility code(s), if any, of the State in which the Leased Property is located, and all regulations and guidelines promulgated under any all of the foregoing, as the same may be amended from time to time.

         "Accounting Period" shall mean each calendar month accounting period of Tenant. If Tenant shall, for a bona fide business reason, change its accounting period during the Term, appropriate adjustments, if any, shall be made with respect to the timing of applicable accounting and reporting requirements of this Agreement; provided, however, that in no event shall any such change or adjustment alter the amount or frequency of payment of Minimum Rent within any Fiscal Year, or alter the frequency of payment of Percentage Rent to less than four (4) times within any Fiscal Year, or otherwise increase or reduce any monetary obligation under this Agreement.

         "Accounting Year" shall mean each period of twelve (12) consecutive Accounting Periods during the Term of this Agreement; the first Accounting Year shall commence with the first full Accounting Period after the Commencement Date of this Agreement.

         "Additional Charges" shall have the meaning given such term in Section 3.4.

         "Additional  Rent"  shall have the  meaning  given such term in Section
3.5.

         "Affiliated Person" shall mean, with respect to any Person, (i) any Person directly or indirectly Controlling, Controlled by or under common Control with any such Person, (ii) in the case of any such Person which is a partnership, any partner in such partnership, (iii) in the case of any such Person which is a limited liability company, any member of such company, (iv) in the case of any such Person which is a corporation, any officer, director or stockholder of such corporation, (v) any other Person which is a Parent, a Subsidiary, or a Subsidiary of a Parent with respect to such Person or to one or more of the Persons referred to in the preceding clauses (i) through (iv), (vi) any other Person who is an officer, director, trustee or employee of, or partner in, such Person or any Person referred to in the preceding clauses (i) through
(v) and (vii) any other Person who is a member of, or trustee of any trust for the benefit of, the Immediate Family of such Person or of any Person referred to in the preceding clauses (i) through (vi). Provided, however, a Person shall not be deemed to be an Affiliated Person solely by virtue of the ownership of shares of stock registered under the Securities Act of 1934, as amended, unless such Person, as holder of such stock, is required to file a Schedule 13 D, pursuant to Section 13(d) of such Act and Rule 13 d-1 promulgated thereunder.

         "Agreement" shall mean this Lease Agreement, including all Exhibits hereto, as it and they may be amended or restated from time to time as herein provided.

         "Annual Operations Statement" shall have the meaning given such term in
Section 3.3.2.

         "Applicable Laws" shall mean all applicable laws, statutes, regulations, rules, ordinances, codes, licenses, permits and orders, from time to time in existence, of all courts of competent jurisdiction and Government Agencies, and all applicable judicial and administrative and regulatory decrees, judgments and orders, including common law rulings and determinations of any kind, including without limitation, those relating to (i) damage to, or the protection of real or personal property, (ii) human health and safety (except those requirements which, by definition, are solely the responsibility of employers), (iii) the Environment, including, without limitation, all valid and lawful requirements of courts and other Government Agencies pertaining to reporting, licensing, permitting, investigation, remediation and removal of underground improvements (including, without limitation, treatment or storage tanks, or water, gas or oil wells), or emissions, discharges, releases or threatened releases of Hazardous Substances, chemical substances, pesticides, petroleum or petroleum products, pollutants, contaminants or hazardous or toxic substances, materials or wastes whether solid, liquid or gaseous in nature, into the Environment, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances, underground improvements (including, without limitation, treatment or storage tanks, or water, gas or oil wells), or pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, (iv) Accessibility Laws, (v) dementia care/assisted facility licensure or (vi) participation in Medicare or Medicaid programs.

         "Applicable Reserve Percentage" shall mean, with respect to any Accounting Period, or portion thereof, the greater of $250.00 per year per licensed bed or living unit located on the Leased Property, prorated for such Accounting Period and divided by and expressed as a percentage of Total Facility Revenues for such Accounting Period, or (i) with respect to the period beginning on the later to occur of the Opening Date or the Commencement Date and ending on the last day of the twenty-fourth (24th) full Accounting Period next following, one percent (1%) of Total Facility Revenue; (ii) with respect to the twenty-fifth (25th) through sixtieth (60th) full Accounting Periods next following the Opening Date, two percent (2%) of Total Facility Revenue; and
(iii) with respect to each Accounting Period thereafter, three percent (3%) of Total Facility Revenue.

         "Approved  Reserve  Estimate" shall have the meaning given such term in
Section 5.2.3.

         "ARC-Related Leases" shall mean, collectively, all present and future property leases between Landlord or CNL Retirement, or any Affiliated Person of Landlord or CNL Retirement, as landlord, and Tenant or Guarantor or any Affiliated Person of Tenant or Guarantor, as tenant.

         "Business Day" shall mean any day other than Saturday, Sunday, or any other day on which banking institutions in the State are authorized by law or executive action to close.

         "Calculation Period" shall mean each successive period of four (4) consecutive Fiscal Quarters commencing with the first Fiscal Quarter following the acquisition by Landlord of the Leased Property.

         "Cash Available for Lease Payments" shall mean for any Calculation Period the remainder of (i) Total Facility Revenue for the Leased Property during such Calculation Period, less (ii) Property Expenses for the Leased Property for the same Calculation Period.

         "CNL Retirement" shall mean CNL Retirement Properties, Inc., a Maryland corporation.

         "Code" shall mean the Internal Revenue Code of 1986 and, to the extent applicable, the Treasury Regulations promulgated thereunder, each as amended from time to time.

         "Commencement Date" shall mean the date of this Agreement.

         "Condemnation" shall mean (a) the exercise of any governmental power with respect to the Leased Property, whether by legal proceedings or otherwise, by a Condemnor of its power of condemnation, (b) a voluntary sale or transfer of the Leased Property by Landlord to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending, or (c) a taking or voluntary conveyance of all or part of the Leased Property, or any interest therein, or right accruing thereto or use thereof, as the result or in settlement of any Condemnation or other eminent domain proceeding affecting the Leased Property, whether or not the same shall have actually been commenced.

         "Condemnor" shall mean any public or quasi-public authority, or Person having the power of Condemnation.

         "Conflicting  Business"  shall  have the  meaning  given  such  term in
Section 4.3.

         "Control" (including the correlative meanings of the terms "Controlling", "Controlled by", and "under common Control with") as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person whether through the ownership of voting securities, by contract or otherwise.

         "CRC" shall mean CNL Retirement Corp., a Florida corporation.

         "Default" shall mean any event or condition existing which with the giving of notice and/or lapse of time would ripen into an Event of Default.

         "Disbursement Rate" shall mean an annual rate of interest equal to the greater of, as of the date of determination, (i) ten percent (10%) and (ii) the per annum rate for ten (10) year U.S. Treasury Obligations as published in The Wall Street Journal plus three hundred fifty (350) basis points.

         "Distribution" shall mean (a) any declaration or payment of any dividend on or in respect of any shares of any class of capital stock of Tenant, if Tenant is a corporation, or any cash distributions in respect of any partnership interests or membership interests in Tenant, if Tenant is a partnership or a limited liability company, (b) any purchase, redemption, retirement or other acquisition of any shares of any class of capital stock of Tenant, if Tenant is a corporation, or any purchase, redemption, retirement or other acquisition of any partnership or membership interests in Tenant, if Tenant is a partnership or a limited liability company, (c) any other distribution on or in respect of any shares of any class of capital stock of Tenant, if Tenant is a corporation, or any other distribution in respect of any partnership interests or membership interests in Tenant, if Tenant is a partnership or a limited liability company, or (d) any return of capital to shareholders of Tenant, if Tenant is a corporation, or any return of capital to partners of Tenant, if Tenant is a partnership or a limited liability company.

         "Entity" shall mean any corporation, general or limited partnership, limited liability company, partnership, stock company or association, joint venture, association, company, trust, bank, trust company, land trust, business trust, cooperative, any government or agency or political subdivision thereof or any other entity.

         "Environment" shall mean soil, surface waters, ground waters, land, streams, sediments, surface or subsurface strata and ambient air.

         "Event of Default" shall have the meaning given such term in Section 12.1.

         "Extended Terms" shall have the meaning given such term in Section 2.4.

         "Facility" shall mean the assisted living and dementia care facility located and operated on the Land.

         "Facility Mortgage" shall mean any encumbrance placed upon the Leased Property as referenced in Article 19.

         "Fiscal Quarter" shall mean the first, second, third and fourth three-month period (each consisting of three Accounting Periods) during each Fiscal Year.

         "Fiscal Year" shall mean Tenant's Fiscal Year which as of the Commencement Date begins on January 1 and ends on December 31 in each calendar year. Any partial Fiscal Year between the Commencement Date and the commencement of the first full Fiscal Year (except with respect to the calculation and payment of Minimum Rent as referenced in Section 3.1 of this Agreement), shall constitute a separate Fiscal Year. A partial Fiscal Year between the end of the last full Fiscal Year and the termination of this Agreement shall also constitute a separate Fiscal Year. If Tenant's Fiscal Year is changed in the future, appropriate adjustments to this Agreement's reporting and accounting procedures shall be made; provided, however, that no such change or adjustment shall alter the Term of this Agreement or in any way reduce the distribution of Percentage Rent or other payments due hereunder. Each full Fiscal Year shall consist of twelve Accounting Periods.

         "Force Majeure Event" means any circumstance which is not in the reasonable control of either party hereto, caused by any of the following: strikes, lockouts; acts of God; civil commotion; fire or any other casualty; governmental action; or other similar cause or circumstance which is not in the reasonable control of either party hereto. Neither lack of financing nor general economic and/or market factors is a Force Majeure Event.

         "GAAP" shall mean generally accepted accounting principles consistently applied.

         "Guarantor" shall mean American Retirement Corporation, a Tennessee corporation ("Guarantor").

         "Government Agencies" shall mean any legislative body, court, agency, authority, board (including, without limitation, health and long term care, environmental protection, planning and zoning), bureau, commission, department, office or instrumentality of any nature whatsoever of any governmental or quasi-governmental unit of the United States or the State or any county or any political subdivision of any of the foregoing, whether now or hereafter in existence, having jurisdiction over Tenant or the Leased Property or any portion thereof or the assisted living and dementia care facility operated thereon.

         "Hazardous Substances" shall mean any substance:

              (a) the presence of which requires or may hereafter require notification, investigation or remediation under any federal, state or local statute, regulation, rule, ordinance, order, action or policy; or

              (b) which is or becomes defined as a "hazardous waste", "hazardous material" or "hazardous substance" or "pollutant" or "contaminant" under any present or future federal, state or local statute, regulation, rule or ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. et seq.) and the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.) and the regulations promulgated thereunder; or

              (c) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, any state of the United States, or any political subdivision thereof; or

              (d) the presence of which on the Leased Property causes or materially threatens to cause an unlawful nuisance upon the Leased Property or to adjacent properties or poses or materially threatens to pose a hazard to the Leased Property or to the health or safety of persons on or about the Leased Property; or

              (e) without limitation, which contains gasoline, diesel fuel or other petroleum hydrocarbons or volatile organic compounds; or

              (f) without limitation,  which contains polychlorinated  biphenyls
         (PCBs) or asbestos or urea formaldehyde foam insulation; or

              (g) without limitation, which contains or emits radioactive particles, waves or material; or

              (h) without limitation, constitutes materials which are now or may hereafter be subject to regulation pursuant to the Material Waste Tracking Act of 1988, or any Applicable Laws promulgated by any Government Agencies.

         "Immediate Family" shall mean, with respect to any individual, such individual's spouse, parents, brothers, sisters, children (natural or adopted), stepchildren, grandchildren, grandparents, parents-in-law, brothers-in-law, sisters-in-law, nephews and nieces.

         "Indebtedness" shall mean all obligations, contingent or otherwise, which in accordance with GAAP should be reflected on the obligor's balance sheet as liabilities.

         "Initial Landlord P&E" shall mean and refer to all P&E of any kind or description which are located on or in the Leased Improvements as of the Commencement Date, including without limitation those items enumerated on Exhibit "I" attached hereto and made a part hereof, but specifically excluding any specific items of Tenant's Personal Property identified on Exhibit "J" attached hereto and made a part hereof.

         "Initial Term" shall have the meaning given such term in Section 2.3.

         "Insurance Requirements" shall mean all terms of any insurance policy required by this Agreement and all requirements of the issuer of any such policy and all orders, rules and regulations and any other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) binding upon Landlord, Tenant or the Leased Property.

         "Inventories" shall mean all inventories, as such term is customarily used and defined in its most broad and inclusive sense including, but not limited to, all inventories of food, beverages and other consumables held by Tenant for sale or use at or from the Leased Property or the Facility, and soap, cleaning supplies, paper supplies, operating supplies, china, glassware, silver, linen, uniforms, building and maintenance supplies, spare parts and attic stock, medical supplies, drugs and all other such goods, wares and merchandise held by Tenant for sale to or for consumption by residents or patients of the Leased Property or the Facility and all such other goods returned to or repossessed by Tenant.

         "Land" shall have the meaning given such term in Section 2.1(a).

         "Landlord" shall have the meaning given such term in the preambles to this Agreement and shall include its successors and assigns.

         "Landlord's Original Investment" shall mean the sum of EIGHT MILLION NINE HUNDRED FIFTY-SEVEN THOUSAND EIGHT HUNDRED FIFTY AND NO/100 DOLLARS ($8,957,850.00), which represents, for purposes of this Lease, Landlord's total acquisition and transactional costs incurred in acquiring the Leased Property.

         "Lease" shall mean this Lease Agreement, including all Exhibits hereto, as it and they may be amended or restated from time to time as herein provided.

         "Lease Year" shall mean any Fiscal Year during the Term and any partial Fiscal Year at the beginning or end of the Term.

         "Leased Improvements" shall have the meaning given such term in Section 2.1(b).

         "Leased Intangible  Property" shall mean all transferable or assignable
(a) governmental permits, including licenses and authorizations, required for the construction, ownership and operation of the Leased Improvements, including without limitation, certificates of need, certificates of authority, certificates of occupancy, building permits, signage permits, site use approvals, zoning certificates, environmental and land use permits and any and all necessary approvals from state or local authorities and other approvals granted by any public body or by any private party pursuant to a recorded instrument relating to such Leased Improvements or the Land; (b) development rights, trade names, telephone exchange numbers identified with the Leased Property, if any (specifically excluding, however, any specific items of Tenant's Personal Property identified on Exhibit "J" hereto, but including without limitation the use of "Homewood" or "Brookmont Terrace" as part of a trade name); and (c) certificates, licenses, warranties and guarantees and contracts other than such permits, operating permits, certificates, licenses and approvals which are to held by, or transferred to, the Tenant in order to permit the Tenant to operate such Leased Improvements properly and in accordance with the terms of this Agreement.

         "Leased  Property"  shall have the  meaning  given such term in Section
2.1.

         "Legal Requirements" shall mean all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Leased Property or the maintenance, construction, alteration or operation thereof, whether now or hereafter enacted or in existence, including, without limitation, (a) all permits, licenses, authorizations, certificates and regulations necessary to operate the Leased Property for its Permitted Use, (b) all covenants, agreements, declarations, restrictions and encumbrances contained in any instruments at any time in force affecting the Leased Property or to which Tenant has consented or which are required to be granted pursuant to Applicable Laws, including those which may (i) require material repairs, modifications or alterations in or to the Leased Property or (ii) in any way materially and adversely affect the use and enjoyment thereof, but excluding any requirements arising as a result of Landlord's status as a real estate investment trust, and
(c) Applicable Laws.

         "Lien" shall mean any mortgage, security interest, pledge, collateral assignment, or other encumbrance, lien or charge of any kind, or any transfer of property or assets for the payment of Indebtedness or performance of any other obligation in priority to payment of the obligor's general creditors.

         "Major Alterations" shall have the meaning given such term in Section 6.2.2.

         "Major Violation" shall mean any violation of Applicable Laws relating to the use, operation or maintenance of the Facility or to the care of residents which presents an imminent danger to the residents or guests of the Facility or a substantial probability that death or serious harm would result therefrom.

         "Minimum Rent" shall mean annual rent as set forth in Section 3.2, subject to prorations and adjustments as set forth in Section 3.2.

         "Minimum Rent Coverage" shall mean the quotient, expressed as a ratio, of (i) the total Cash Available for Lease Payments during the Calculation Period divided by the (ii) total Minimum Rent paid under this Agreement for the Leased Property during such Calculation Period.

         "Minor Alterations" shall have the meaning given such term in Section 6.2.1.

         "Mortgagee" shall mean the holder of any Facility Mortgage.

         "Notice" shall mean a notice given in accordance with Section 21.10.

         "Opening Date" shall mean the date on which the Facility first opened for business to the general public.

         "Overdue Rate" shall mean, on any date, a per annum rate of interest equal to the lesser of (i) fifteen percent (15%) or (ii) the maximum rate then permitted under applicable law.

         "P&E" shall mean all items of personal property, as defined under the Model Uniform Commercial Code, including, but not limited to: (a) all equipment, machinery, fixtures, and other items of property, now or hereafter permanently affixed to or incorporated into the Leased Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, all of which, to the maximum extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto; (b) all furniture, furnishings, movable walls or partitions, moveable machinery, moveable equipment, computers or trade fixtures or other personal property of any kind or description used or useful in Tenant's business on or in the Leased Improvements, and located on or in the Leased Improvements, and all modifications, replacements, alterations and additions to such personal property; (c) all linen, china, glassware, tableware, uniforms and similar items, whether used in connection with public space or tenant rooms; and (d) "Property and Equipment," "P&E," and "FF&E" (as such terms are customarily used and defined in the most broad and inclusive sense), as well as all other items included within the category of Inventory; and including, without limitation, the Initial Landlord P&E, but not including, however, any item of Tenant's Personal Property identified in Exhibit "J" hereto.

         "P&E Replacements" shall mean all items purchased with funds from the Reserve established under Article 5 of this Lease and all other items of P&E added and used at the Leased Property during the Term of this Lease, together with all leasehold improvements made by Tenant during the Term of this Lease to the extent not constituting real property affixed to the Land, whether purchased from the Reserve or with other funds of Tenant, all subject to disposal and further replacement at the end of their useful lives.

         "Parent" shall mean, with respect to any Person, any Person which directly, or indirectly through one or more Subsidiaries or Affiliated Persons,
(i) owns more than fifty percent (50%) of the voting or beneficial interest in, or (ii) otherwise has the right or power (whether by contract, through ownership of securities or otherwise) to control, such Person.

         "Percentage  Rent"  shall have the  meaning  given such term in Section
3.3.

         "Permits" means all licenses, permits and certificates used or useful in connection with the ownership, operation, use or occupancy of the Leased Property or the Facility, including, without limitation, business licenses, state and local health and environmental department licenses, any other licenses required in connection with the operation of the Facility for assisted living and dementia care purposes, food service licenses, licenses to conduct business, certificates of need and all such other permits, licenses and rights, obtained from any governmental, quasi-governmental or private person or entity whatsoever.

         "Permitted Encumbrances" shall mean all rights, restrictions, and easements of record set forth on Schedule B to the applicable owner's title insurance policy issued to Landlord for the Land, plus any other such encumbrances as may have been consented to in writing by Landlord from time to time.

         "Permitted  Renovations"  shall  have the  meaning  given  that term in
Section 6.2.

         "Permitted Use" shall mean any use of the Leased Property permitted pursuant to Section 4.1.1.

         "Person" shall mean any individual or Entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so admits.

         "Property   Expenses"  shall  mean  those  expenses  more  particularly described on Exhibit "H" attached hereto.

         "Proscribed  Area"  shall have the  meaning  given such term in Section
4.3.

         "Reimbursement Contracts" means all third party reimbursement contracts for the Facility which are now or hereafter in effect with respect to residents or patients qualifying for coverage under the same, including private insurance agreements, Medicare and Medicaid and any successor program or other similar reimbursement program and/or private insurance agreements.

         "Rent" shall mean, collectively, Minimum Rent, Percentage Rent and Additional Rent.

         "Reserve" shall have the meaning given such term in Section 5.2.

         "Reserve  Estimate"  shall have the meaning  given such term in Section
5.2.

         "Reserve  Expenditures"  shall  have the  meaning  given  such  term in
Section 5.2.

         "SEC" shall mean the Securities and Exchange Commission.

         "Security Deposit" shall have the meaning given such term in Section 3.10.

         "Shortfall" shall mean, for any Accounting Period, the amount, if any, by which (i) all Minimum Rent paid by Tenant (or payable pursuant to the terms of this Agreement, whichever is greater) plus all Property Expenses paid during such Accounting Period, exceeds (ii) the total amount of Total Facility Revenue derived from the Leased Property during such Accounting Period. The Shortfall for any Accounting Period shall in no event be less than zero.

         "Shortfall Amount Funded" shall mean, for any period, the cumulative amount of any and all Shortfalls funded by or on behalf of Tenant during such period.

         "Shortfall Forecast" shall mean, for each Calculation Period beginning during the Term of the Lease until such time, if ever, as the Shortfall Reserve Requirement shall no longer apply, the cumulative sum of any and all forecasted Shortfalls as estimated in good faith and certified to Landlord by Tenant and approved by Landlord for such Calculation Period in accordance with Section 3.9.

         "Shortfall Reserve Period" shall mean the period commencing with the Commencement Date and ending only at such time as the Shortfall Reserve Requirement is no longer applicable as provided in Section 3.9.

         "Shortfall  Reserve  Requirement" shall at any time mean the greater of
(a) one hundred twenty-five percent (125%) of the Shortfall Forecast, if any, for the then current and following three (3) Fiscal Quarters (calculated as of the commencement of the then-current Fiscal Quarter), less the amount of any Shortfall Amount Funded during the current Fiscal Quarter; or (b) three hundred percent (300%) of the Shortfall, if any, during the most recent Accounting Period.

         "Single Purpose Entity" shall have the meaning given such term in Exhibit "F" attached hereto.

         "State" shall mean the State in which the Facility is located.

         "Subsidiary" shall mean, with respect to any Person, any Entity in which such Person directly, or indirectly through one or more Subsidiaries or Affiliated Persons, (a) owns more than fifty percent (50%) of the voting or beneficial interest or (b) which such Person otherwise has the right or power to control (whether by contract, through ownership of securities or otherwise).

         "Tax and Insurance  Account"  shall have the meaning given such term in
Section 8.3.

         "Tax and Insurance Escrow Amount" shall have the meaning given such term in Section 8.3.

         "Tenant" shall be the entity identified in the preamble to this Agreement and shall include its successors and assigns expressly permitted hereunder.

         "Tenant  Shortfall  Reserve"  shall have the meaning given such term in
Section 3.9.

         "Tenant's Personal Property" shall mean any specific items of P&E listed in Exhibit "J" to this Lease, or replacements for such items or items within any specific categories of P&E listed in Exhibit "J" to this Lease which hereafter are acquired by Tenant with its own funds after the Commencement Date and located at the Leased Property (but not including any property purchased with funds from the Reserve established under Section 5.2).

         "Term" shall mean, collectively, the Initial Term and the Extended Terms, unless sooner terminated pursuant to the provisions of this Agreement.

         "Threshold" shall mean the sum of Total Facility Revenue for the twelve
(12) Accounting Periods ending on the earlier to occur of (i) the end of the thirty-sixth (36th) full Accounting Period following the Commencement Date, or
(ii) the end of the first (1st) Accounting Period where occupancy of the Facility has averaged ninety-three percent (93%) or more for the preceding twelve (12) Accounting Periods, inclusive of such Accounting Period.

         "Total Facility Revenue" shall mean, for the applicable period of time, but without duplication, all gross revenues and receipts of every kind derived by or for the benefit of Tenant, or its Affiliated Persons from operating or causing the operation of the Leased Property and all parts thereof, including, but not limited to: income from both cash and credit transactions (after reasonable deductions for bad debts and discounts for prompt or cash payments and refunds) from rental or subleasing of every kind; entrance fees, fees for health care and personal care services, license, lease and concession fees and rentals, off premises catering, if any, and parking (not including gross receipts of licensees, lessees and concessionaires); income from vending machines; health club membership fees; food and beverage sales; wholesale and retail sales of merchandise (other than proceeds from the sale of furnishings, fixtures and equipment no longer necessary to the operation of the Facility, which shall be deposited in the Reserve) and service charges, to the extent not distributed to employees at the Facility as gratuities; provided, however, that Total Facility Revenue shall not include the following: gratuities to Facility employees; federal, state or municipal excise, sales, occupancy, use or similar taxes collected directly from residents or included as part of the sales price of any goods or services; insurance proceeds; any proceeds from any sale of the Leased Property or from the refinancing of any debt encumbering the Leased Property; proceeds from the disposition of furnishings, fixture and equipment no longer necessary for the operation of the Facility; and interest which accrues on amounts deposited in the Reserve.

         "Unsuitable for Its Permitted Use" shall mean a state or condition of the Leased Property such that following any damage or destruction involving the Leased Property, the Leased Property cannot be operated in the reasonable judgment of Landlord (after conferring with Tenant) on a commercially practicable basis for its Permitted Use and it cannot reasonably be expected to be restored to substantially the same condition as existed before such damage or destruction and as is otherwise required by Article 12 within (i) twelve (12) months following such damage or destruction, or (ii) eighteen (18) months following such damage or destruction in the event that Tenant has extended the term of the business income insurance to pay at least eighteen (18) months Rent for the benefit of Landlord or provides other reasonably acceptable security for any uninsured portion of the eighteen (18) months Rent.

                                   ARTICLE 2

                            LEASED PROPERTY AND TERM

         2.1 Leased Property. Upon and subject to the terms and conditions hereinafter set forth, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord all of Landlord's right, title and interest in and to all of the following (collectively, the "Leased Property"):

              (a) all that certain tract, piece and parcel of land, as more particularly described in Exhibit "A", attached hereto and made a part hereof (the "Land");

              (b) the Facility, all buildings, structures and other improvements of every kind, including without limitation all roofs, plumbing systems, electric systems and HVAC systems, roadways, alleyways, parking areas, sidewalks, curbs, connecting tunnels, utility pipes, conduits and lines (on-site and off-site) appurtenant to or presently situated upon the Land (collectively, the "Leased Improvements");

              (c) all easements, rights and appurtenances relating to the Land and the Leased Improvements;

              (d) all P&E and Inventory;

              (e) [Intentionally Omitted.]

              (f) all of the Leased Intangible Property;

              (g) any and all subleases of space in the Leased Improvements to subtenants thereof; and

              (h) All other property and interests in property conveyed or assigned to Landlord pursuant to the Real Estate Purchase and Sale Contract governing the sale and conveyance of the Leased Property from Tenant to Landlord dated as of even date herewith (the "Purchase Agreement").

         2.2 Condition of Leased Property. Tenant acknowledges and agrees that the Leased Property is and shall be leased by Landlord to Tenant and from Landlord by Tenant in its present "as is" condition, subject to the existing state of title and all applicable legal or governmental requirements, and
Landlord makes absolutely no representations or warranties whatsoever with respect to the Leased Property or the condition thereof. Tenant acknowledges that Landlord has not investigated and does not warrant or represent to Tenant that the Leased Property is fit for the purposes intended by Tenant or for any other purpose or purposes whatsoever, and Tenant acknowledges that the Leased Property is to be leased to Tenant in its existing condition, i.e., "as-is", and "where-is", without any representation or warranty as to habitability or fitness for any particular purpose, on and as of the Commencement Date. Tenant represents and acknowledges that all permits, licenses and approvals required by any governmental or quasi-governmental, body, department, commission, board, bureau, instrumentality or officer, or otherwise appropriate with respect to the construction, operation, leasing, maintenance or use of the Leased Property or any part thereof, have been issued, are past all appeals periods and are valid and in full force and effect and that no provision, condition or limitation of any of the same has been breached or violated. Tenant acknowledges that Tenant shall be solely responsible for any and all actions, repairs, permits, approvals and costs required for the rehabilitation, renovation, use, occupancy and operation of the Leased Property in accordance with applicable governmental requirements, foreseen or unforeseen, including, without limitation, all governmental charges and fees, if any, which may be due or payable to applicable authorities. Tenant agrees that, by leasing the Leased Property, Tenant warrants and represents that Tenant has examined and approved all things concerning the Leased Property which Tenant deems material to Tenant's leasing and use of the Leased Property. Tenant further acknowledges and agrees that (a) neither Landlord nor any agent of Landlord has made any representation or warranty, express or implied, concerning the Leased Property or which have induced Tenant to execute this Agreement and (b) any other representations and warranties are expressly disclaimed by Landlord.

         2.3 Initial Term. The initial term of this Agreement (the "Initial Term") shall commence on the Commencement Date and shall terminate and expire at 11:59 p.m. on the last calendar day of the month on which the fifteenth (15th) annual anniversary of the Commencement Date shall occur.

         2.4 Extended Term. Tenant shall have and is hereby granted two (2) option(s) to extend this Agreement for an additional five (5) years each (individually an "Extended Term"), upon the same terms, covenants, conditions and rental as set forth herein; provided there exists no continuing Event of Default hereunder, or Default which Tenant has had an opportunity but failed to cure as provided hereunder, during any applicable cure hereunder at the commencement of the respective Extended Term. Tenant may exercise each such five
(5) year option successively by giving written notice to Landlord not less than twelve (12) months nor more than eighteen (18) months prior to the respective expiration of the Initial Term of this Agreement or of the then applicable Extended Term. Should Tenant fail to give Landlord such timely written notice during the required period, all remaining rights of renewal shall automatically expire.

         2.5 Yield Up. Tenant shall, on or before the last day of the Term or upon the sooner termination thereof, peaceably and quietly surrender and deliver to Landlord the Leased Property, including, without limitation, all Leased Improvements and P&E and all additions thereto and replacements thereof made from time to time during the Term, together with and including without limitation the P&E Replacements, in good order, condition and repair, reasonable wear and tear excepted, and free and clear of all liens and encumbrances (other than Permitted Encumbrances, liens or encumbrances in favor of or granted by Landlord, and any other encumbrances expressly permitted under the terms of this Agreement). Tenant acknowledges that both the Initial Landlord P&E described on Exhibit "I" attached hereto and consumable items of Inventory located at the Leased Property as of the Commencement Date may be completely consumed and/or otherwise disposed of in the course of operation of the Leased Property during the Term of this Agreement. Tenant agrees that, at the expiration or earlier termination of this Agreement, at Landlord's option: (i) Tenant shall fully restore the Initial Landlord P&E, inclusive with and after consideration of all P&E Replacements which will become the property of Landlord, to at least the approximate types and amounts (with reasonably equivalent value) as shown on Exhibit "I", and shall fully restore an adequate supply of Inventory consistent with the full stocking levels to be maintained by Tenant pursuant to Section 4.6 of this Lease (or a full thirty days supply, which ever is greater), or (ii) Landlord shall deduct the then-current value of amounts needed to fully restore the required P&E and Inventory, as aforesaid, to the extent that this sum exceeds the Reserve amount to be transferred to Landlord under Section 5.2.6 hereof, from the Security Deposit.

                                   ARTICLE 3

                                      RENT

         3.1 Rent. Tenant shall pay, in lawful money of the United States of America which shall be legal tender for the payment of public and private debts, without offset, abatement, demand or deduction (unless otherwise expressly provided in this Agreement), Rent to Landlord during the Term at the address to which notices to Landlord are to be given or to such other party or to such other address as Landlord may designate from time to time by written notice to Tenant. All payments to Landlord shall be made by wire transfer of immediately available federal funds or by other means acceptable to Landlord in its sole discretion and all such payments shall, upon receipt by Landlord, be and remain the sole and absolute property of Landlord. If Landlord shall at any time accept any such Rent or other sums after the same shall become due and payable, or any partial payment of Rent, such acceptance shall not excuse a delay upon subsequent occasions, or constitute or be construed as a waiver of any of Landlord's rights hereunder. The parties hereby agree that Rent shall be allocted as follows: 6.68% to personal property and 93.32% to real property.

         3.2 Minimum Rent. Tenant shall pay annual base minimum rent ("Minimum Rent") to Landlord in equal installments in advance, on the first (1st) Business Day of each Accounting Period; provided, however, that the first payment of Minimum Rent shall be payable on the Commencement Date. Further, if applicable, the first payment of Minimum Rent and the last payment of Minimum Rent shall be prorated on a per diem basis provided, however, that for purposes of Minimum Rent, any prorated payment for any partial Accounting Period prior to the first full Accounting Period shall be prorated based upon the installment of Minimum Rent payable for the first full Accounting Period, and any prorated Rent at the end of the Term shall be prorated based upon the installment of Minimum Rent payable for the last full Accounting Period.

              3.2.1 Calculation of Initial Term Minimum Rent. Subject to proration as set forth above, Tenant shall pay Minimum Rent during each Accounting Year of the Initial Term of this Agreement in the amounts set forth on Exhibit "B" attached hereto and made a part hereof.

              3.2.2 Calculation of Extended Term Minimum Rent. Subject to proration as set forth above, Tenant shall pay Minimum Rent under this Agreement during the first Accounting Year of each Extended Term in an amount equal to the greater of:

                   (a) Two and one  half  percent  (2.5%)  over  the  amount  of
              Minimum Rent due in the immediately preceding Accounting Year; or

                   (b) the  product  of the  fair  market  value  of the  Leased
              Property  on the date of Tenant's  Notice of exercise  pursuant to
              Section 2.4, times ten and one quarter percent (10.25%).


         Minimum Rent for each Accounting Year after the first Accounting Year in an Extended Term shall increase by two percent (2%) over the amount of Minimum Rent due in the immediately preceding Accounting Year.

         If within ten (10) days of the date of Tenant's Notice of exercise pursuant to Section 2.4, Landlord and Tenant are unable to agree on the fair market value of the Premises for purposes of this calculation, such fair market value shall be established by the appraisal process described on Exhibit "C" attached hereto. Landlord and Tenant acknowledge and agree that this Section is designed to establish a fair market Minimum Rent for the Leased Property during each applicable
         Extended Term. In the event that the Minimum Rent for the applicable Extended Term is not finally determined by such appraisal process prior to the commencement of the Extended Term, then in such event until such amount is finally determined the Tenant shall pay to Landlord as "Interim Rent" for the Extended Term an amount equal to one hundred twenty-five percent (125%) of the established Minimum Rent as of the end of the Accounting Year immediately preceding the Extended Term until such appraisal process and any dispute relating thereto is finally resolved. In such an event, the amount of any differential between the Interim Rent and Minimum Rent established shall, if resulting in an underpayment, be paid by Tenant to Landlord within fifteen (15) days, or if resulting in an overpayment be credited by Landlord against the next installment(s) of Rent coming due hereunder.

         3.3 Percentage Rent. In addition to and not in lieu of Minimum Rent, Tenant shall pay percentage rent ("Percentage Rent") to Landlord for each Fiscal Year or portion thereof. Installments of Percentage Rent shall be due and payable in arrears within thirty (30) days after the end of each Fiscal Quarter of the Term hereof, based upon Total Facility Revenue for such Fiscal Quarter and an allocation of one-quarter of the Threshold amount to each such Fiscal Quarter; provided, however, that no Percentage Rent shall be payable hereunder with respect to the initial portion of the Term ending on the earlier of (i) the end of the Thirty-Sixth (36th) full Accounting Period following the Commencement Date, or (ii) the end of the first (1st) Accounting Period where occupancy of the Facility has averaged ninety-three percent (93%) or more for the preceding twelve (12) Accounting Periods, inclusive of such Accounting Period. Along with each Percentage Rent payment Tenant shall submit to Landlord an unaudited (but certified by a duly authorized officer of Tenant or Tenant's general partner or managing member, if applicable) statement showing a detailed breakdown of the calculation of Percentage Rent for that Fiscal Quarter and Fiscal Year-to-date on a cumulative basis. Percentage Rent for any partial Fiscal Quarter in the final Fiscal Year shall be prorated proportionately. Tenant's obligation to pay Percentage Rent for the Fiscal Quarter which includes the date of termination of this Agreement shall survive the termination hereof.

              3.3.1 Calculation of Percentage Rent. Subject to proration as set forth above, Tenant shall pay Percentage Rent in respect of each Fiscal Year under this Agreement equal to (a) ten percent (10%) of the Total Facility Revenue for such Fiscal Year in excess of the Threshold, less (b) the amount by which annual Minimum Rent in the Fiscal Year for which Percentage Rent is being calculated exceeds the amount of annual Minimum Rent due for the first (1st) Accounting Year under this Agreement.

              3.3.2 Annual Reconciliation of Percentage Rent. Tenant shall, no later than ninety (90) days following the end of each Fiscal Year during the Term hereof furnish to Landlord for such Fiscal Year a complete statement (the "Annual Operations Statement") certified true and correct by the Chief Financial Officer of Tenant, or of Tenant's general partner or managing member, if applicable, and the Chief Financial Officer of the Guarantor, setting forth, with respect to such Fiscal Year in reasonable detail the Total Facility Revenue derived by or for the benefit of Tenant in respect of such Fiscal Year. If the Annual Operations Statement for any Fiscal Year indicates that the aggregate of the installment payments theretofore made with respect to such Fiscal Year pursuant to Section 3.3.1 exceeds the Percentage Rent due for such Fiscal Year, Landlord shall credit such overpayment against the next installment or installments of Minimum Rent falling due (or will pay the amount of such overpayment to Tenant if this Agreement shall have terminated other than by reason of Tenant's default or if Landlord so elects to do so). If, on the other hand, the Annual Operations Statement indicates that the aggregate of the installment payments theretofore made with respect to such Fiscal Year is less than the Percentage Rent due for such Fiscal Year then Tenant shall pay the balance or excess, as the case may be, together with interest thereon determined as set forth below in this paragraph, to Landlord concurrently with the submission of the Annual Operations Statement. Interest shall accrue on payments pursuant to this paragraph at the Disbursement Rate from the date when first due and payable until the date when the adjusted amount is fully paid in the manner as set forth above, except to the extent of de minimus adjustments of not more than ten percent (10%) of the amount initially paid resulting from the calculation method used or unintentional errors which could not reasonably have been avoided by reasonable care and diligence.

              3.3.3 Landlord Audit of Annual Operations Statement. Notwithstanding the foregoing, Landlord at its own expense, except as provided hereinbelow, shall have the right, exercisable by Notice to Tenant given within 270 days after receipt of the applicable Annual Operations Statement, by its accountants or representatives, to commence within such 270 day period an audit of the information set forth in such Annual Operations Statement and, in connection with such audit, to examine all of Tenant's books and records with respect thereto (including supporting data and sales and excise tax returns); provided, however, if Landlord reasonably believes Tenant has intentionally misrepresented Total Facility Revenue on any such Annual Operations Statement, the said 270 day period shall commence to run on the date Landlord obtains credible evidence that Tenant has intentionally misrepresented Total Facility Revenue on any such Annual Operations Statement. If Landlord does not commence an audit with such 270 day period, such Annual Operations Statement shall be deemed to be accepted by Landlord as correct. Landlord shall use commercially reasonable efforts to complete any such audit as soon as practicable. If such audit discloses a deficiency in the payment of Percentage Rent, Tenant shall forthwith pay to Landlord the amount of the deficiency, together with interest at the Disbursement Rate from the date such payment should have been made to the date of payment therefore. If such deficiency is more than three percent (3%) of the Total Facility Revenue reported by Tenant for such Fiscal Year, Tenant shall also pay the costs of such audit and examination.

         3.4 Additional Charges. In addition to the Minimum Rent and Percentage Rent payable hereunder, Tenant shall pay to the appropriate parties and discharge as and when due and payable hereunder the following (collectively the "Additional Charges"): 3.4.1 Taxes and Assessments. Tenant shall pay or cause to be paid all taxes and assessments required to be paid pursuant to Article 8.

              3.4.2 Utility Charges. Tenant shall be liable for and shall promptly pay directly to the utility company all deposits, charges and fees (together with any applicable taxes or assessments thereon) when due for water, gas, electricity, air conditioning, heat, septic, sewer, refuse collection, telephone and any other utility charges, impact fees, or similar items in connection with the use or occupancy of the Leased Property. Landlord shall not be responsible or liable in any way whatsoever for the quality, quantity, impairment, interruption, stoppage, or other interference with any utility service, including, without limitation, water, air conditioning, heat, gas, electric current for light and power, telephone, or any other utility service provided to or serving the Leased Property. No interruption, termination or cessation of utility services shall relieve Tenant of its duties and obligations pursuant to this Agreement, including, without limitation, its obligation to pay all Rent as and when the same shall be due hereunder.

              3.4.3 Insurance Premiums. Tenant shall pay or cause to be paid all premiums for the insurance coverage required to be maintained pursuant to
Article 9.

              3.4.4 Licenses and Permits. Tenant shall pay or cause to be paid all fees, dues and charges of any kind which are necessary in order to acquire and keep in effect and good standing all licenses and permits required for operation of the Leased Property in accordance with the terms of Article 4.

              3.4.5 Sales Tax. Simultaneously with each payment of Rent and Additional Charges hereunder, Tenant shall pay to Landlord the amount of any applicable sales, use, excise or similar or other tax on any such Rent and Additional Charges, whether the same be levied, imposed or assessed by the State in which the Leased Property is located or any Governmental Agencies, but specifically excluding any income taxes imposed on Landlord's net income. Landlord shall, upon written request by Tenant, provide to Tenant on an annual basis such reasonable information in Landlord's possession or control as shall be necessary to enable Tenant to pay such tax.

              3.4.6 Other Charges. Tenant shall pay or cause to be paid all other amounts, liabilities and obligations arising in connection with the Leased Property except those obligations expressly stated not to be an obligation of Tenant pursuant to this Agreement.

              3.4.7 Penalties and Interest. Tenant shall pay or cause to be paid every fine, penalty, interest and cost which may be added for non-payment or late payment of the items referenced in this Section 3.4.

         Tenant shall prepare and file at its expense, to the extent required or permitted by Applicable Laws, all tax returns and other reports in respect of any Additional Charge as may be required by Governmental Agencies.

         3.5 Landlord Advances. Except as specifically provided otherwise in this Agreement, if Tenant does not pay or discharge all Additional Charges, and provide proof of payment if requested by Landlord, at least fifteen (15) days prior to delinquency, Landlord shall have the right but not the obligation to pay such Additional Charges on behalf of Tenant. If Landlord shall make any such expenditure for which Tenant is responsible or liable under this Agreement, or if Tenant shall become obligated to Landlord under this Agreement for any other sum besides Minimum Rent or Percentage Rent as hereinabove provided, the amount thereof shall be deemed to constitute "Additional Rent" and shall be due and payable by Tenant to Landlord, together with interest at the Overdue Rate and all applicable sales or other taxes thereon, if any, simultaneously with the next succeeding monthly installment of Minimum Rent or at such other time as may be expressly provided in this Agreement for the payment of the same.

         3.6 Late Payment of Rent. If Tenant fails to make any payment of Rent on or before the fifth (5th) business day after the date such payment is due and payable, Tenant shall pay to Landlord an administrative late charge of five percent (5%) of the amount of such payment. In addition, such past due payment shall bear interest at the Overdue Rate from the date first due until paid. Such late charge and interest shall constitute Additional Rent and shall be due and payable with the next installment of Rent due hereunder.

         3.7 Net Lease. Landlord and Tenant acknowledge and agree that both parties intend that this Agreement shall be and constitute what is generally referred to in the real estate industry as a "triple net" or "absolute net" lease, such that Tenant shall be obligated hereunder to pay all costs and expenses incurred with respect to, and associated with, the Leased Property and all personal property thereon and therein and the business operated thereon and therein, including, without limitation, all taxes and assessments, utility charges, insurance costs, maintenance costs and repair, replacement and restoration expenses (all as more particularly herein provided), together with any and all other assessments, charges, costs and expenses of any kind or nature whatsoever related to, or associated with, the Leased Property and the business operated thereon and therein, other than Landlord's financing costs and expenses and related debt service; provided, however, that Landlord shall nonetheless be obligated to pay Landlord's personal income taxes with respect to the Rent and other amounts received by Landlord under this Agreement. Except as expressly hereinabove provided, Landlord shall bear no cost or expense of any type or nature with respect to, or associated with, the Leased Property. Except to the extent otherwise expressly provided in this Agreement, it is agreed and intended that Rent payable hereunder by Tenant shall be paid without notice, demand, counterclaim, set-off, deduction or defense and without abatement, suspension, deferment, diminution or reduction and that Tenant's obligation to pay Rent throughout the Term and any applicable Extended Term is absolute and unconditional and the respective obligations and liabilities of Tenant and Landlord hereunder shall in no way be released, discharged or otherwise affected for any reason, including without limitation: (a) any defect in the condition, merchantability, design, quality or fitness for use of the Leased Property or any part thereof, or the failure of the Leased Property to comply with Applicable Laws, including any inability to occupy or use the Leased Property by reason of such non-compliance; (b) any damage to, removal, abandonment, salvage, loss, condemnation, theft, scrapping or destruction of or any requisition or taking of the Leased Property or any part thereof, or any environmental condition on the Leased Property or any property in the vicinity of the Leased Property; (c) any restriction, prevention or curtailment of or interference with any use of the Leased Property or any part thereof, including eviction; (d) any defect in title to or rights to the Leased Property or any lien on such title or rights to the Leased Property; (e) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by any Person; (f) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to Tenant or any other Person or any action taken with respect to this Agreement by any trustee or receiver of Tenant or any other Person or by any court, in any such proceedings; (g) any right or claim that Tenant has or might have against any Person, including, without limitation, Landlord or any vendor, manufacturer or contractor of or for the Leased Property (other than a claim resulting from any willful misconduct or gross negligence of Landlord); (h) any failure on the part of Landlord or any other Person to perform or comply with any of the terms of this Agreement, or of any other agreement; (i) any invalidity, unenforceability, rejection or disaffirmance of this Agreement by operation of law or otherwise against or by Tenant or any provision hereof; (j) the impossibility of performance by Tenant or Landlord, or both; (k) any action by any court, administrative agency or other Government Agencies; (l) any interference, interruption or cessation in the use, possession or quiet enjoyment of the Leased Property or otherwise; or (m) any other occurrence whatsoever whether similar or dissimilar to the foregoing, whether foreseeable or unforeseeable, and whether or not Tenant shall have notice or knowledge of any of the foregoing. Except as specifically set forth in this Agreement, this Agreement shall be non-cancellable by Tenant for any reason whatsoever and, except as expressly provided in this Agreement Tenant, to the extent now or hereafter permitted by Applicable Laws, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Agreement or to any diminution, abatement or reduction of Rent payable hereunder. Except as specifically set forth in this Agreement, under no circumstances or conditions shall Landlord be expected or required to make any payment of any kind hereunder or have any obligations with respect to the use, possession, control, maintenance, alteration, rebuilding, replacing, repair, restoration or operation of all or any part of the Leased Property, so long as the Leased Property or any part thereof is subject to this Agreement, and Tenant expressly waives the right to perform any such action at the expense of Landlord pursuant to any law.

         3.8 No Abatement of Rent. No abatement, diminution or reduction (a) of Rent, charges or other compensation, or (b) of Tenant's other obligations hereunder shall be allowed to Tenant or any person claiming under Tenant, under any circumstances or for any reason whatsoever and to the maximum extent permitted by law, Tenant hereby waives the application of any local or state statutes, land rules, regulations or ordinance providing to the contrary.

         3.9 Tenant Shortfall Reserve Requirement. Tenant shall, commencing with the Commencement Date and at all times required by this Section 3.9, maintain a minimum liquid net worth (i.e., a net worth in cash or other available cash equivalent funds of Tenant, and not of any other Person, acceptable to and approved by Landlord and maintained in such bank accounts or other investments or accounts as are approved in advance by Landlord) at all times equal to the amount of the Shortfall Reserve Requirement (the "Tenant Shortfall Reserve"). Subject to the rights and security interests of Landlord as provided herein, the Tenant shall continue to be the owner of and shall be entitled to all interest, proceeds and profits of the Tenant Shortfall Reserve. For purposes hereof the initial amount of the Tenant Shortfall Reserve has been established by the parties as FOUR Hundred EIGHTY Thousand NO and No/100 Dollars ($480,000.00).

              3.9.1 Disbursements from the Shortfall Reserve. Provided that no uncured Default shall exist and the Lease is in good standing in all respects, and Landlord has approved and verified in its reasonable discretion the most recently updated Shortfall Reserve Requirement and the existence and amount of the Tenant Shortfall Reserve:

              (a) Tenant may, from time to time and at its option, withdraw or disburse sums from the Shortfall Reserve to cover (or reimburse Tenant or its designee for) Shortfall Amounts Funded since the commencement of the then-current Fiscal Quarter so long as (a) contemporaneously with such withdrawal or disbursement Tenant delivers written notice thereof to Landlord, and (b) the withdrawal or disbursement of funds does not cause the amount of the Tenant Shortfall Reserve to fall below the Shortfall Reserve Requirement; and

              (b) any amount of the Tenant Shortfall Reserve in excess of the Shortfall Reserve Requirement, as determined hereunder, may be withdrawn by Tenant at any time so long as Tenant provides contemporaneous written notice of such withdrawal to Landlord.

              3.9.2 Reporting and Calculation of the Shortfall Reserve Requirement. Throughout the Shortfall Reserve Period, in addition to other financial information to be reported to Landlord hereunder Tenant shall provide to Landlord, on or before the tenth (10th) business day of each Accounting Period, updated evidence of the existence and amount of the Tenant Shortfall Reserve as herein required, as of the last day of the prior Accounting Period, in the form of bank account ledgers and statements, together with (a) a statement, certified by the Chief Financial Officer of Tenant (or of Tenant's general partner or managing member, if applicable), of the amount of the Shortfall for the immediately preceding Accounting Period and the Shortfall Reserve Requirement amount as of the first day of the current Accounting Period as calculated by Tenant; (b) evidence that the Tenant Shortfall Reserve has been increased, if necessary, to equal the full amount of the updated Shortfall Reserve Requirement; and (c) such other documentation reasonably requested by Landlord to evidence the foregoing. In addition, no more than twenty (20) and not less than ten (10) days prior to the commencement of each Fiscal Quarter during the Shortfall Reserve Period the Tenant shall provide to Landlord an updated pro forma income statement/revenue and expense budget for the following four Fiscal Quarters, prepared on a cash basis, all in a form approved in writing by Landlord as sufficient to provide a reasonable Shortfall Forecast of potential Shortfalls during such Calculation Period. In the event that Tenant fails to provided an acceptable Shortfall Forecast within the time required or if the Shortfall Forecast is not approved by Landlord in its reasonable discretion, then in any such events the Landlord shall have the option to specify the Shortfall Reserve Requirement by written notice to Tenant, based on the Fallback Shortfall Assumption amounts set forth in Exhibit "K" hereto ("Fallback Shortfall Assumption") and the most recent Facility occupancy levels as determined by Landlord from the reports and other information provided by Tenant hereunder.

              3.9.3 Term of the Shortfall Reserve Requirement. The Tenant Shortfall Reserve Requirement shall remain in full force and effect until the earlier to occur of (a) the last day of the first Calculation Period during which the Minimum Rent Coverage averages 1.10 to 1 or higher, or the last calendar day of the month on which the second (2nd) annual anniversary of the Commencement Date shall occur, whichever is later, or (b) the day on which a termination of this Agreement occurs pursuant to the terms hereof, other than a termination due to an Event of Default by Tenant; but thereafter shall terminate, and be of no further force or effect (in which event the balance of the Tenant Shortfall Reserve shall be disbursed to or at the direction of Tenant).

         3.10 Tenant Security Deposit. On the Commencement Date Tenant shall deposit with Landlord in cash the sum of Three Hundred Fifty Eight Thousand Three Hundred Fourteen and No/100 Dollars ($358,314.00), as a security deposit (the "Security Deposit"), for Tenant's faithful performance of all of Tenant's obligations under this Agreement. If Tenant fails to pay Rent or Additional Charges due hereunder, fails to fund Reserve Expenditures which exceed available funds in the Reserve, or otherwise defaults with respect to any provision of this Agreement, then in addition to and not exclusive of any other remedies available under this Agreement, Landlord may use, apply or retain all or any portion of the Security Deposit for the payment of any Rent, the funding of Additional Charges or Reserve Expenditures or other charges in default, or for the payment of any sum to which Landlord may become obligated by reason of Tenant's default. If Landlord so uses or applies all or any portion of the Security Deposit, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the full amount of the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, at the expiration of the Term, and after Tenant has vacated the Leased Property, the Security Deposit, or so much thereof as has not been applied or used by Landlord as provided in this Agreement, shall be returned to Tenant, without payment of interest or other increment for its use. No trust relationship is created herein between Landlord and Tenant with respect to the Security Deposit. The Security Deposit shall be paid by Tenant to Landlord upon the Commencement Date.

         3.11 Security for all ARC-Related Leases. Tenant acknowledges that the Security Deposit constitutes security for the faithful observance and performance by Tenant of all the terms, covenants and conditions of this Agreement and of all ARC-Related Leases (whether now in effect or entered into in the future) to be observed and performed. If any Event of Default shall occur and be continuing under this Agreement, Landlord may, at its option and without prejudice to any other remedy which Landlord may have on account thereof, appropriate and apply, first, the amount of the Security Deposit in accordance with the terms set forth herein and, second, the amount of any other security deposits under all ARC-Related Leases (herein the "Collective Security Deposit") as may be necessary to compensate Landlord toward the payment of the Rent or other sums due Landlord under this Agreement as a result of such breach by Tenant. Additionally, Landlord may, if any Event of Default shall occur and be continuing under any other ARC-Related Lease, appropriate and apply the Security Deposit after first applying the security deposit under such other ARC-Related Lease that is in default. It is understood and agreed that neither the Security Deposit nor the Collective Security Deposit is to be considered as prepaid rent, nor shall damages be limited to the amount of the Collective Security Deposit.

         3.12 Security Agreement. Tenant hereby grants to Landlord a security interest in the Security Deposit, Tenant Shortfall Reserve and the Reserve as set forth below, as security for all obligations of the Guarantor and as further security for Tenant's obligations to Landlord hereunder, and agrees to execute and deliver all such instruments as may be required by Landlord to evidence and perfect these security interests.

                                   ARTICLE 4

                USE OF THE LEASED PROPERTY; CONFLICTING BUSINESS

         4.1 Permitted Use.

              4.1.1 Permitted Use. Tenant covenants and agrees that it shall, throughout the Term of this Agreement, continuously use and occupy the Leased Property solely and exclusively as a first class licensed assisted living and dementia care facility, and for such other uses as may be necessary or incidental to such use (such as services provided directly to residents by Tenant or under Service Licenses, as such term is defined below), with appropriate amenities for the same and for no other purpose without interruption except for minimum necessary interruptions in respect to portions of the Leased Property for periods provided herein for repairs, renovations, replacements and rebuilding all of which shall be carried out pursuant to, and in accordance with the applicable provisions of this Agreement (the foregoing being referred to as the "Permitted Use"). Without the prior written consent of the Landlord, no Affiliated Person of Tenant may be a subtenant or concessionaire in the Leased Property, provided however that Landlord hereby consents and agrees that a qualified and fully-insured Affiliated Person of Tenant may provide therapy and therapy-related services at the Facility for customary and appropriate charges. No use shall be made or permitted to be made of the Leased Property and no acts shall be done thereon which will cause the cancellation of any insurance policy covering the Leased Property or any part thereof (unless another adequate policy is available), nor shall Tenant sell or otherwise provide or permit to be kept, used or sold in or about the Leased Property any article which may be prohibited by law or by the standard form of fire insurance policies, or any other insurance policies required to be carried hereunder, or fire underwriter's regulations. Tenant shall, at its sole cost, comply with all Insurance Requirements. Tenant shall not take or omit to take any action, the taking or omission of which materially impairs the value or the usefulness of the Leased Property or any part thereof for its Permitted Use, or causes the Leased Premises to no longer be considered a first class facility.

              4.1.2 Necessary Approvals. Tenant shall maintain in good standing all Permits and approvals necessary to use and operate, for its Permitted Use, the Leased Property and the Facility located thereon under Applicable Law and shall provide to Landlord a copy of Tenant's federal, state and Medicare survey regarding the Facility, and such other information or documents pertaining to said approvals. Landlord shall at no cost or liability to Landlord cooperate with Tenant in this regard, limited to executing all applications and consents required to be signed by Landlord in order for Tenant to obtain and maintain such approvals.

              4.1.3 Lawful Use, Etc. Tenant shall not use or suffer or permit the use of the Leased Property or Tenant's Personal Property, if any, for any unlawful purpose. Tenant shall not commit or suffer to be committed any waste on the Leased Property, or in the Facility, nor shall Tenant cause or permit any unlawful nuisance thereon or therein. Tenant shall not suffer nor permit the Leased Property, or any portion thereof, to be used in such a manner as (i) might reasonably impair Landlord's title thereto or to any portion thereof, or
(ii) might reasonably allow a claim or claims for adverse usage or adverse possession by the public, as such, or of implied dedication of the Leased Property or any portion thereof.

              4.1.4 Compliance with Legal Requirements. Tenant shall at all times at its sole cost and expense, keep and maintain the Leased Property in compliance with all Legal Requirements. Tenant agrees to give Landlord Notice of any notices, orders or other communications relating to Legal Requirements affecting the Leased Property which is or are enacted, passed, promulgated, made, issued or adopted, a copy of which is served upon, or received by, Tenant, or a copy of which is posted on or fastened or attached to the Leased Property, within ten (10) Business Days after service, receipt, posting, fastening or attaching. At the same time, the Tenant will inform Landlord as to the work or steps which Tenant proposes to do or take in order to comply therewith.

         4.2 Environmental Matters. Except as permitted by Applicable Law, Tenant shall at all times during the Term keep the Leased Property free of Hazardous Substances. Neither Tenant nor any of its employees, agents, invitees, licensees, contractors, guests, or subtenants (if permitted) shall use, generate, manufacture, refine, treat, process, produce, store, deposit, handle, transport, release, or dispose of Hazardous Substances in, on or about the Leased Property or the groundwater thereof, in violation of any federal, state or municipal law, decision, statute, rule, ordinance or regulation currently in existence or hereafter enacted or rendered. Tenant shall give Landlord prompt Notice of any claim received by Tenant from any person, entity, or Governmental Agencies that a release or disposal of Hazardous Substances has occurred on the Leased Property or the groundwater thereof.

         Tenant shall not discharge or permit to be discharged into any septic facility or sanitary sewer system serving the Leased Property any toxic or hazardous sewage or waste other than that which is permitted by Applicable Law or which is normal domestic waste water for the type of business contemplated by this Agreement to be conducted by Tenant on, in or from the Leased Property. Any toxic or hazardous sewage or waste which is produced or generated in connection with the use or operation of the Leased Property shall be handled and disposed of as required by and in compliance with all Applicable Laws or shall be pre-treated to the level of domestic wastewater prior to discharge into any septic facility or sanitary sewer system serving the Leased Property.

         4.3 Conflicting Businesses Prohibited. Landlord and Tenant hereby recognize and acknowledge (a) that the Minimum Rent and the Percentage Rent payable by Tenant to Landlord under this Agreement have been established at the levels specified in this Agreement upon the premise and with the expectation that the Minimum Rent and Percentage Rent may determine the market value of the Leased Property and constitute a material consideration for Landlord's willingness to execute this Agreement and thereby lease and demise the Leased Property to Tenant, and (b) that the operation, management, franchising or ownership by Tenant or an Affiliated Person of Tenant of another Facility of the Permitted Use as specified in Section 4.1.1 above (such other Facility being referred to herein as a "Conflicting Business") within a ten (10) mile radius of the Leased Property (the "Proscribed Area") will tend to result in a decrease in the amount of Total Facility Revenue which would otherwise reasonably be expected to be made upon, within and from the Leased Property and thereby result in a reduction of the market value of the Leased Property and a reduction in the Rent which would otherwise be received by Landlord pursuant to this Agreement in the absence of the operation of a Conflicting Business by Tenant or any such Affiliated Person of Tenant within the Proscribed Area. Accordingly, Tenant on behalf of itself and such Affiliated Persons, agrees that during the Term of this Agreement neither Tenant, nor any Affiliated Person of Tenant shall open, develop, operate, manage, franchise, own, lease or have any other interest in a Conflicting Business within the Proscribed Area. In the event of a breach of this covenant, Landlord shall have the right to terminate this Agreement and retain the Security Deposit, and pursue any other remedy at law available to Landlord, including injunctive relief, or in lieu thereof but not in addition thereto, Landlord may, at its election, require that forty percent (40%) of all revenues (calculated in the same manner as if such revenues were Total Facility Revenue) of such Conflicting Business opened, operated, managed, leased, developed or owned by Tenant or any affiliated person of Tenant as defined in this Section within the Proscribed Area be included in the amount of Total Facility Revenue made from the Leased Property for purposes of the determination and calculation of the Percentage Rent due from Tenant to Landlord under this Agreement (i.e., as though such Total Facility Revenue of the Conflicting Business had actually been made upon, within and from the Leased Property). If Landlord so elects, all provisions of Article 17 of this Agreement relating to Tenant's maintenance and submission to Landlord of books, records and statements shall be applicable to all books, records and statements pertaining to any such Conflicting Businesses. Further, Tenant agrees that Tenant's sole business shall be to lease, and Tenant shall not incur any expenses or liability related to any business or activity other than leasing and operating, the Leased Property and other premises owned or hereinafter owned by Landlord or its Affiliated Persons pursuant to terms acceptable to Landlord and Tenant. Landlord will not unreasonably withhold its consent to a waiver of this Conflicting Business restriction for any Conflicting Business which is approximately five (5) or more miles away so long as Landlord is provided with evidence reasonably acceptable to it that the proposed Conflicting Business is not likely to draw from the demographic base otherwise available to support full occupancy of the Facility and/or a revenue protection agreement acceptable to Landlord with respect to adverse affects on Facility occupancy or residents tied to the Facility's identified demographic base served at the Conflicting Business.

         4.4 Continuous Operations. Tenant shall continuously operate the Leased Property and maintain sufficient skilled staff and employees, either directly or through a qualified manager approved by Landlord, and shall maintain adequate levels and quality of Tenant's Personal Property, to operate the Leased Property as a first class assisted living and dementia care facility as herein required at its sole cost and expense throughout the entire Term of this Agreement.

         4.5 Compliance With Restrictions, Etc. Tenant, at its expense, shall comply with all restrictive covenants and other title exceptions affecting the Leased Property as of the date of this Lease and comply with and perform all of the obligations set forth in the same to the extent that the same are applicable to the Leased Property or to the extent that the same would, if not complied with or performed, impair or prevent the continued use, occupancy and operation of the Leased Property for the purposes set forth in this Agreement. Further, in addition to Tenant's payment obligations under this Agreement, Tenant shall pay all sums charged, levied or assessed under any restrictive covenants, declaration, reciprocal easement agreement or other title exceptions, equipment leases, leases and all other agreements affecting the Leased Property as of the date of this Lease promptly as the same become due and shall promptly furnish Landlord evidence of payment thereof.

         4.6  Standard  of  Operation.  Throughout  the Term of this  Agreement,
Tenant shall continuously operate the Leased Property in full compliance with the terms hereof in a manner consistent with the level of operation of a national, first class assisted living and dementia care facility, including without limitation, the following:

                   (a) to maintain the standard of care for the residents/patients of the Facility at all times at a level necessary to ensure quality care for the residents/patients of the Facility in accordance with customary and prudent industry standards;

                   (b) to  operate  the  Facility  in a  prudent  manner  and in compliance with applicable laws and regulations relating thereto and cause all Permits, Reimbursement Contracts and any other agreements necessary for the use and operation of the Facility or as may be necessary for participation in applicable reimbursement programs to remain in good standing;

                   (c) to maintain  sufficient P&E and  Inventories,  and Tenant
              Personal Property, of types and quantities at the Facility to enable Tenant adequately to perform operations of the Facility; and

                   (d) to keep all  Leased  Improvements  and P&E  located on or used or useful in connection with the Facility in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needed and proper repairs, renewals, replacements, additions and improvements thereto to keep the same in good operating condition.

                   (e) to  maintain  sufficient  working  capital to operate the
              Leased Premises as a first class facility (working capital shall mean assets which are reasonably necessary and used for the day to day operation of the Leased Premises, including, without limitation, amounts sufficient for the maintenance of change and petty cash funds, amounts deposited in operating bank accounts, receivables, prepaid expenses, and funds required to maintain Inventories and pay all operating expenses as they become due, less accounts payable and accrued current liabilities).

                   (f) to  operate  and use the  Leased  Premises  to a standard consistent with national chain first class assisted living and dementia care facilities at least equal to or better in quality than assisted living and dementia care facilities operated by Guarantor and its Affiliated Persons at the Commencement Date, and to operate the Facility only under the Guarantor's name, trademarks, logos and service marks, with all required licenses and permits for such operation, if any.

                   (g) To  follow  and  conform  to all of the  same  operating, employment, marketing, insurance, risk management and management standards and practices employed at first class assisted living and dementia care facilities operated by Guarantor and its Affiliated Persons.

                   (h) Recruit, train and employ appropriate personnel, or retain management services from Guarantor or other qualified operator or service-provider approved by Landlord for same.

                   (i) Provide prompt written notice to Guarantor and to Landlord of material or extraordinary developments, lawsuits, violation of any Legal Requirements and fines relating to the use and operation of the Facility.

         Throughout the term of the Lease, Tenant shall continuously operate the Leased Property as a national, first-class assisted living and dementia care facility in the manner set forth above, and to a standard consistent with national chain, first-class assisted living and dementia care facilities at least equal to or better in quality than assisted living and dementia care facilities operated currently by Guarantor under Guarantor's name, trademarks, logos and service marks. Tenant shall endeavor and use its best efforts to maximize Total Facility Revenue for the Leased Property. Tenant shall further provide, or cause to be provided, all group services, facilities and benefits generally available to a national chain, first-class assisted living and dementia care facilities of a similar type operated elsewhere by Guarantor or any successor to Guarantor (or by other national operators of first class assisted living and dementia care facilities, such as those operated by Marriott Senior Living Services).

         4.7 Resident Agreements and Service Licenses. Tenant shall comply in all material respects with the terms and provisions of each agreement and undertaking entered into with or provided to the residents of the Facility ("Resident Agreements"), including without limitation to fulfill or cause to be fulfilled all undertakings and representations regarding the use, condition and operation of the Facility and services to provided the residents and the standards and services of and benefits to be provided by the Guarantor and its Affiliated Persons. In addition, Tenant shall comply in all material respects with the terms and conditions of any contract or license entered into with respect to the provision of services to the residents at the Facility ("Service Licenses").

         4.8 Standards, Not Control. Landlord and Tenant stipulate and agree that Tenant is obligated to undertake such actions as are reasonably necessary to properly achieve the highest standard of operation for the Facility as set forth herein, and that although Landlord shall have the right to undertake all enforcement rights as provided herein in the event that the required standard of operation is not maintained by Tenant, the means and methods used and actions taken to operate the Facility are within the sole control and election of Tenant, and are not specified by or under the control of Landlord. Accordingly, Landlord shall have no responsibility for any action taken by Tenant in order to manage or operate the Facility.

         4.9 Survival. As to conditions and uses of Tenant existing or occurring prior to the expiration or sooner termination of this Agreement, the provisions of this Section 4 shall survive the expiration or sooner termination of this Agreement to extent of any ongoing effects on Landlord or its successors with respect to the Facility (specifically including the prohibitions relating to conflicting businesses under Section 4.3.

                                   ARTICLE 5

                             MAINTENANCE AND REPAIRS

         5.1 Tenant's Obligations. Tenant shall, at its sole cost and expense, keep the Leased Property in good order and repair, and shall promptly make all necessary and appropriate repairs and replacements thereto of every kind and nature, whether interior or exterior, structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to the commencement of the Term and whether or not necessitated by wear, tear, obsolescence or defects, latent or otherwise, and shall use all reasonable precautions to prevent damage or injury. All repairs shall be made in a good, workmanlike manner, consistent with the industry standards for like assisted living and dementia care facilities in like locales, in accordance with all applicable federal, state and local statutes, ordinances, by-laws, codes, rules and regulations relating to any such work. Tenant shall provide prompt written notification to Landlord of any material adverse change to the Leased Property, such as material changes to any environmental condition, including, without limitation, the presence of biocontaminants, such as mold and shall promptly undertake appropriate assessment, remedial and preventative actions sufficient to meet any guidelines or regulations adopted by applicable authoritative bodies or regulatory agencies in connection with a determination of any material adverse change, and, in any event with respect to mold contamination, Tenant shall undertake (a) removal of the mold, (b) abatement of the underlying cause of mold (including water intrusion), and (c) repair of any leaks and associated water damage at the Leased Property. In addition, Tenant shall also, at its sole cost and expense, put, keep, replace and maintain Tenant's Personal Property in good repair and in good, safe and substantial order, howsoever the necessity or desirability for repairs may occur, and whether or not necessitated by wear, tear, obsolescence or defects. Tenant may at any time and from time to time remove and dispose of any of Tenant's Personal Property which has become obsolete or unfit for use or which is no longer useful in the operation of the Facility's business conducted by Tenant on the Leased Property; provided, however, that Tenant's Personal Property so disposed of shall be promptly replaced with other Tenant's Personal Property not necessarily of the same character, but of at least equal usefulness and quality as, and having a value at least equal to the value of, those disposed of, and in any event in accordance with and in compliance with the standards required by and the provisions of this Agreement. Tenant shall further at all times maintain the Leased Property, including the grounds and landscaping, in an aesthetically pleasing manner.

         5.2 Reserve.

              5.2.1 Tenant shall establish an interest bearing reserve account (the "Reserve") in a bank designated by Tenant and approved by Landlord. All interest earned on the Reserve shall be added to and remain a part of the Reserve. Both Tenant and Landlord shall be signatories on the Reserve, provided only one signature shall be required to withdraw funds and Landlord agrees that so long as Tenant is not in default hereunder, Landlord shall not be required to sign on any checks and Landlord shall not withdraw any funds from such account. Upon the occurrence and continuation of any Default or Event of Default hereunder the Tenant signatory party shall no longer be an authorized signatory on the Reserve account. Such account shall be established in Landlord's name and control for the benefit of Tenant and shall not include or contemplate "overdraft protection" and Tenant shall not request or attempt to draw or draft any funds which are not actually on deposit in such account. The purpose of the Reserve is to cover the cost of the following, to the extent carried out in accordance with this Agreement (collectively, "Reserve Expenditures"):

                   (a) Replacements  (including P&E Replacements),  renewals and additions to the P&E at the Facility; and

                   (b) repairs, alterations, improvements, renewals, replacements and additions, whether routine, non-routine or major, to the Leased Improvements, including without limitation those which are normally capitalized under GAAP such as repairs, alterations, improvements, renewals, replacements and additions to the structure, the exterior facade, the mechanical, electrical, heating, ventilating, air conditioning, plumbing and vertical transportation elements of the Leased Improvements, which expenditures Tenant believes should be made for the Leased Property for the following Fiscal Year.

              5.2.2 Commencing with the Commencement Date and continuing throughout the Term, Tenant shall on the last day of each Accounting Period during the Term, transfer into the Reserve an amount equal to the Applicable Reserve Percentage of Total Facility Revenues for such Accounting Period (based upon estimates of Total Facility Revenue if necessary, to be adjusted as soon as Tenant has had an opportunity to confirm actual Total Facility Revenue). At the time Tenant provides Landlord the documentation described in Section 3.3, Tenant shall also deliver to Landlord a statement setting forth the total amount of deposits made to and expenditures from the Reserve for the preceding Fiscal Year.

              5.2.3 On or before December 1 of each Fiscal Year, Tenant shall prepare an estimate (the "Reserve Estimate") of Reserve Expenditures anticipated during the ensuing Fiscal Year and shall submit such Reserve Estimate to Landlord for its review. Such Reserve Estimate shall reflect by line item the projected budget for Reserve Expenditures for the Leased Property and assumptions on the basis of which such line items were prepared in narrative form if necessary, including separate budget items for all projected expenditures for replacements, substitutions and additions to Tenant's Personal Property. Tenant shall provide to Landlord reasonable additional detail, information and assumptions used in the preparation of the Reserve Estimate as requested by Landlord and shall also submit to Landlord with the Reserve Estimate good faith longer-range projections of planned Reserve Expenditures for an additional three (3) Fiscal Years. Tenant shall review the Reserve Estimate with Landlord, and subject to Landlord's approval, Tenant shall implement such Reserve Estimate for the successive Fiscal Year (during which it shall, if approved by Landlord, be referred to as the "Approved Reserve Estimate"). In addition, Landlord shall have the right to disapprove any expenditures to be made pursuant to the Reserve Estimate which are not in compliance with Applicable Laws. Further, Landlord's approval of any expenditure pursuant to the Reserve Estimate shall not be, or be deemed to be, an assumption by Landlord of any liability in connection with the expenditures made. Pending resolution of any dispute, the specific disputed item of the Reserve Estimate shall be suspended and replaced for the Fiscal Year in question by an amount equal to the lesser of (a) that proposed by Tenant for such Fiscal Year or (b) such budget item for the Fiscal Year prior thereto. Tenant shall not make any expenditures from the Reserve, nor shall Tenant deviate from the Approved Reserve Estimate without the prior approval of Landlord, except in the case of emergency where immediate action is necessary to prevent imminent danger to person or property.

              5.2.4 Tenant shall, consistent with the Approved Reserve Estimate, from time to time make Reserve Expenditures from the Reserve as it reasonably deems necessary in accordance with Section 5.2.1 and Section 5.2.3. Tenant shall provide to Landlord, within thirty (30) days after the end of each Fiscal Quarter, an itemized statement setting forth Reserve Expenditures made to date during the Fiscal Year.

              5.2.5 In the event Reserve Expenditures not set forth in the Approved Reserve Estimate are required (i) as a result of Legal Requirements or are otherwise required for the continued safe and orderly operation of the Leased Property, (ii) due to an emergency threatening the Leased Property, its residents, patients, guests, invitees or employees, or (iii) because the continuation of a given condition will subject Tenant or Landlord to civil or criminal liability, Landlord agrees that it will not unreasonably withhold its approval of such expenditures.

              5.2.6 All interest earned on the Reserve shall be added to and become a part thereof, and all property purchased with funds from the Reserve shall be and remain the property of Tenant until the end of the Term of the Lease or earlier expiration or termination of this Agreement (subject to Landlord's lien rights hereunder), at which time all P&E at the Leased Property, including without limitation all P&E Replacements or other items purchased with funds from the Reserve (but not including Tenant's Personal Property except as specifically provided herein) shall be and become the sole property of Landlord. All funds in the Reserve shall be and remain the property of Tenant throughout the Lease Term, subject to the control rights and liens and security interests of Landlord, but following expiration or earlier termination of this Agreement and payment in full on all contracts entered into prior to such expiration or termination for work to be done or furniture, furnishings, fixtures and equipment to be supplied in accordance with this Section 5.2 out of the Reserve, ownership of the Reserve shall be transferred from Tenant to Landlord except (provided Tenant is not in Default at the time of termination) to the extent of the amount, if any, by which Tenant's cumulative cash expenditures on P&E used solely at the Leased Property (not including any of Tenant's Personal Property which is not used at the Leased Property throughout the useful life thereof), less all amounts received upon any disposition thereof, exceeds the cumulative amount deposited by Tenant into the Reserve. It is understood and agreed that the Reserve pursuant to this Agreement shall be maintained and used solely in connection with the Leased Property.

              5.2.7 If Landlord wishes to grant a security interest in or create another encumbrance on its interest in the Reserve in connection with a Facility Mortgage, all or any part of the existing or future funds therein, or any general intangible in connection therewith, the instrument granting such security interest or creating such other encumbrance shall expressly provide that such security interest or encumbrance is prior in right to the rights of Tenant with respect to the Reserve as set forth herein, provided that the same is subject to a Tenant non-disturbance agreement as provided herein and the Mortgagee thereunder agrees to be responsible to Tenant and to properly disburse all amounts of the Reserve received by it for use and disposition as provided herein.

              5.2.8 If, at any time, funds in the Reserve shall be insufficient or are reasonably projected by Tenant to be insufficient for necessary and permitted expenditures thereof or funding is necessary for Reserve Expenditures, Tenant shall give Landlord Notice thereof, which Notice shall set forth, in reasonable detail, the nature of the required or permitted action and the estimated cost thereof, and Tenant shall thereafter fund such additional Reserve Expenditures.

                                   ARTICLE 6

                               IMPROVEMENTS, ETC.

         6.1 Prohibition. Except for work funded by Reserve Expenditures and Minor Alterations as hereinafter expressly provided in Section 6.2, no portion of the Leased Property shall be demolished, removed or altered by Tenant in any manner whatsoever without the prior written consent and approval of Landlord. Notwithstanding the foregoing, however, Tenant shall be entitled and obligated to undertake all alterations to the Leased Property required by any Legal Requirements and, in such event, Tenant shall comply with the provisions of
Section 6.2 below.

         6.2 Permitted Renovations. The activities permitted pursuant to Section
6.2.1  and  Section  6.2.2  below  shall  collectively   constitute   "Permitted
Renovations".

              6.2.1 Minor Alterations. Landlord acknowledges that certain minor, alterations and renovations may be undertaken by Tenant from time to time ("Minor Alterations"). Landlord hereby agrees that Tenant shall be entitled to perform such Minor Alterations on or about the Leased Improvements; provided, however, that the cost of the same shall not exceed $20,000.00 and the same shall not weaken or impair the structural strength of the Leased Improvements, or alter their exterior design or appearance, materially impair the use of any of the service facilities located in, or fundamentally affect the character or suitability of, the Leased Improvements for the Permitted Use specified in
Section 4.1.1 above or materially lessen or impair their value.

              6.2.2 Additions, Expansions and Structural Alterations. Except as expressly permitted in Section 6.1 and Section 6.2.1 above, nothing in this
Article 6 or elsewhere in this Agreement shall be deemed to authorize Tenant to construct and erect any additions to or expansions of the Leased Improvements, or perform any alterations of a structural nature whatsoever (collectively referred to herein as the "Major Alterations"); it being understood that Tenant may do so only with the prior written consent and approval of Landlord, which consent and approval may be withheld by Landlord in its sole and absolute discretion and may be conditioned upon the payment by Tenant to Landlord of all reasonable costs incurred by Landlord in evaluating the same.

              6.3 Conditions to Reserve Expenditures, Permitted Renovations and Major Alterations. In connection with any Reserve Expenditures, Permitted Renovations or Major Alterations of the Leased Property the following conditions shall be met, to wit:

                   (a) Before the commencement of any such work, plans and specifications therefor or a detailed itemization thereof prepared by a licensed architect approved by Landlord or other design professional appropriate under the circumstances approved by Landlord and Tenant shall be furnished to Landlord for its review and approval. Such approval shall not constitute Landlord's agreement that the plans and specification are in compliance with Applicable Laws or an assumption by Landlord of any liability in connection with the renovation work contemplated thereby.

                   (b) Before the  commencement  of any such work  Tenant  shall obtain the approval thereof by all Governmental Agencies having or claiming jurisdiction of or over the Leased Property, and with any public utility companies having an interest therein. In connection with any such work Tenant shall comply with all Legal Requirements and Applicable Laws, of all other Governmental Agencies having or claiming jurisdiction of or over the Leased Property and of all their respective departments, bureaus and offices, and with the requirements and regulations, if any, of such public utilities, of the insurance underwriting board or insurance inspection bureau having or claiming jurisdiction, or any other body exercising similar functions, and of all insurance companies then writing policies covering the Leased Property or any part thereof.

                   (c) Tenant  represents and warrants to Landlord that all such work will be performed in a good and workmanlike manner and in accordance with the plans and specifications therefor approved by Landlord, the terms, provisions and conditions of this Agreement and all governmental requirements.

                   (d) Landlord shall have the right,  at Tenant's  expense,  to inspect any such work at all times during normal working hours using such inspector(s) as it may deem necessary so long as such inspections do not unreasonably interfere with Tenant's work (but Landlord shall not thereby assume any responsibility for the proper performance of the work in accordance with the terms of this Agreement, nor any liability arising from the improper performance thereof).

                   (e) All such  work  shall be  performed  free of any liens on
              Landlord's fee simple interest on or Tenant's leasehold interest in the Leased Property.

                   (f) Upon  substantial  completion  of any such  work,  Tenant shall procure a certificate of occupancy or other final approvals, if applicable, from the appropriate Governmental Agencies and provide copies of same to Landlord.

                   (g) Tenant shall,  and hereby  agrees to,  indemnify and save and hold Landlord and its Affiliated Parties harmless from and against and reimburse Landlord for any and all loss, damage, cost, liability, fee and expense (including, without limitation, reasonable attorney's fees based upon service rendered at hourly rates) incurred by or asserted against Landlord which is occasioned by or results, directly or indirectly, from any such work conducted upon the Leased Property; whether or not the same is caused by, or is the fault of Tenant or any agent, employee, manager, contractor, subcontractor, laborer, supplier, materialman or any other third party; but Tenant shall not be obligated to indemnify Landlord from any loss as aforesaid caused by Landlord's gross negligence or willful misconduct.

         6.4 Salvage. Other than Tenant's Personal Property, all materials which are scrapped or removed in connection with maintenance and repair performed pursuant to Article 5 and the making of Permitted Renovations pursuant to
Article 6 shall be disposed of by Tenant and the net proceeds thereof, if any, shall be deposited in the Reserve.

                                   ARTICLE 7

                    LANDLORD'S INTEREST NOT SUBJECT TO LIENS

         7.1 Liens, Generally. Tenant shall not, directly or indirectly, create or cause to be imposed, claimed or filed upon the Leased Property, or Tenant's assets, properties or income or any portion thereof, or upon the interest of Landlord therein, any Lien of any nature whatsoever. If, because of any act or omission of Tenant, any such Lien shall be imposed, claimed or filed by any party whomsoever or whatsoever, Tenant shall, at its sole cost and expense, cause the same to be promptly (and in no event later than thirty (30) days following receipt of notice of such Lien) fully paid and satisfied or otherwise promptly discharged of record (by bonding or otherwise) and Tenant shall indemnify and save and hold Landlord harmless from and against any and all costs, liabilities, suits, penalties, claims and demands whatsoever, and from and against any and all reasonable attorney's fees, at both trial and all appellate levels, resulting or on account thereof and therefrom. In the event that Tenant shall fail to comply with the foregoing provisions of this Section 7, Landlord shall have the option, but not the obligation, of paying, satisfying or otherwise discharging (by bonding or otherwise) such Lien and Tenant agrees to reimburse Landlord, upon demand and as Additional Rent, for all sums so paid and for all costs and expenses incurred by Landlord in connection therewith, together with interest thereon, until paid.

         7.2 Construction or Mechanics Liens. Landlord's interest in the Leased Property shall not be subjected to Liens of any nature by reason of Tenant's construction, alteration, renovation, repair, restoration, replacement or reconstruction of any improvements on or in the Leased Property, or by reason of any other act or omission of Tenant (or of any person claiming by, through or under Tenant) including, but not limited to, construction, mechanics' and materialmen's liens. All persons dealing with Tenant are hereby placed on notice that such persons shall not look to Landlord or to Landlord's credit or assets (including Landlord's interest in the Leased Property) for payment or satisfaction of any obligations incurred in connection with the construction, alteration, renovation, repair, restoration, replacement or reconstruction thereof by or on behalf of Tenant. Tenant has no power, right or authority to subject Landlord's interest in the Leased Property to any construction, mechanic's or materialmen's lien or claim of lien. If a Lien, a claim of lien or an order for the payment of money shall be imposed against the Leased Property on account of work performed, or alleged to have been performed, for or on behalf of Tenant, Tenant shall, within thirty (30) days after written notice of the imposition of such Lien, claim or order, cause the Leased Property to be released therefrom by the payment of the obligation secured thereby or by furnishing a bond or by any other method prescribed or permitted by law. If a Lien is released, Tenant shall thereupon furnish Landlord with a written instrument of release which has been recorded or filed in the appropriate office of land records of the County in which the Leased Property is located, and otherwise sufficient to establish the release as a matter of record. Before commencing any work relating to alterations, additions, or improvements affecting the Leased Property, Tenant shall notify Landlord in writing of the expected date of commencement thereof. Landlord shall then have the right at any time and from time to time to post and maintain on the Land and Improvements such notices as Landlord reasonably deems necessary to protect the Leased Property and Landlord from mechanics' liens, materialmen's liens, or any other liens. In any event, subject to Section 7.3 below, Tenant shall pay when due all claims for labor or materials furnished to or for Tenant at or for use in the Land and Improvements. Subject to Section 7.3 below, Tenant shall not permit any mechanics' or materialmen's liens to be levied against the Leased Property for any labor or material furnished to Tenant or claimed to have been furnished to Tenant or to Tenant's agents or contractors in connection with work of any character performed or claimed to have been performed on the Land or the Improvements by or at the direction of Tenant, and shall immediately cause the release of any such liens as provided hereinabove.

         7.3 Contest of Liens. Tenant may, at its option, contest the validity of any Lien or claim of lien if Tenant shall have first posted an appropriate and sufficient bond in favor of the claimant or paid the appropriate sum into court, if permitted by and in strict compliance with Applicable Laws, and thereby obtained the release of the Leased Property from such Lien. If judgment is obtained by the claimant under any Lien, Tenant shall pay the same immediately after such judgment shall have become final and the time for appeal therefrom has expired without appeal having been taken. Tenant shall, at its own expense, using counsel reasonably approved by Landlord, diligently defend the interests of Tenant and Landlord in any and all such suits; provided, however, that Landlord may, nonetheless, at its election and expense, engage its own counsel and assert its own defenses, in which event Tenant shall cooperate with Landlord and make available to Landlord all information and data which Landlord deems necessary or desirable for such defense.

         7.4 Notices of Commencement of Construction. If required by the laws of the State in which the Leased Property is located, prior to commencement by Tenant of any work on the Leased Property which shall have been previously permitted by Landlord as provided in this Agreement, Tenant shall record or file a notice of the commencement of such work or similar notice required by Applicable Law (the "Notice of Commencement") in the land records of the County in which the Leased Property is located, identifying Tenant as the party for whom such work is being performed, stating such other matters as may be required by law and requiring the service of copies of all notices, Liens or claims of lien upon Landlord. Any such Notice of Commencement shall clearly reflect that the interest of Tenant in the Leased Property is that of a leasehold estate and shall also clearly reflect that the interest of Landlord as the fee simple owner of the Leased Property shall not be subject to construction, mechanics or materialmen's liens on account of the work which is the subject of such Notice of Commencement. A copy of any such Notice of Commencement shall be furnished to and approved by Landlord and its attorneys prior to the recording or filing thereof, as aforesaid.

                                   ARTICLE 8

                              TAXES AND ASSESSMENTS

         8.1 Obligation to Pay Taxes and Assessments. Throughout the entire Term, Tenant shall bear, pay and discharge as Additional Charges and not later than the last day on which payment may be made without penalty or interest, any and all taxes, assessments, charges, levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees) and other impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, foreseen or unforeseen, and each and every installment thereof which shall or may during or with respect to the Term hereof be charged, laid, levied, assessed, or imposed upon, or arise in connection with, the use, occupancy, operation or possession of the Leased Property or any part thereof or the business conducted thereon, including, without limitation, ad valorem real and personal property taxes, all taxes charged, laid, levied, assessed or imposed in lieu of or in addition to any of the foregoing by virtue of all present or future laws, ordinances, requirements, orders, directions, rules or regulations of Governmental Agencies, and all assessments and charges imposed pursuant to the Permitted Encumbrances or other documents of record affecting title to the Leased Property (provided however that such documents have been approved by Tenant, which approval shall not unreasonably be withheld, delayed or conditioned provided that the same are appropriate and reasonably necessary in connection with the normal and ordinary course of ownership and use of the Facility), whether or not such Additional Charges become due and payable during or after the Term. Notwithstanding the foregoing, Tenant shall not be responsible for Additional Charges due and payable after the expiration of the Term to the extent that the same relate and apply to interests and benefits accruing to Landlord after the Lease Term. Upon payment, Tenant shall promptly furnish to Landlord satisfactory evidence of the payment of all such taxes, assessments, impositions or charges. Tenant shall have no right to approve, nor shall Tenant be obligated for any amounts due by virtue of, any Facility Mortgage or other documents relating to indebtedness of Landlord.

         8.2 Tenant's Right to Contest Taxes. Notwithstanding the foregoing, Tenant shall have the right, after prior written notice to Landlord, to contest at its own expense the amount and validity of any taxes affecting the Leased Property by appropriate proceedings under Applicable Law conducted in good faith and with due diligence and to postpone or defer payment thereof, provided and so long as:

                   (a) Such proceedings  shall operate to suspend the collection of such taxes with respect to the Leased Property;

                   (b) Neither the Leased Property nor any part thereof would be in immediate danger of being forfeited or lost by reason of such proceedings, postponement or deferment; and

                   (c) Tenant shall have  furnished  Landlord  with security for payment of the contested taxes which is satisfactory to Landlord, and, in the event that the preconditions set forth in (a) and (b) above are no longer met, Landlord shall have the right to draw upon such security to pay and discharge the taxes in question and any liens against the Leased Property arising thereunder.

         8.3 Tax and Insurance Escrow Account. In the event any of the Events of Default specified in Section 12.1 hereunder shall occur, Landlord shall have the right, by written notice to Tenant effective as of the date of such notice, to require Tenant to pay or cause to be paid into a separate account (the "Tax and Insurance Account") to be established by Tenant with a lending institution designated by Landlord (which Tax and Insurance Account shall not be removed from such lending institution without the express prior approval of Landlord), and which Landlord may draw upon, a reserve amount sufficient to discharge the obligations of Tenant under Section 8.1 and Article 9 hereof (other than worker's compensation insurance premiums) with respect to real estate taxes and insurance premiums for the applicable Fiscal Year as and when they become due (such amounts, the "Tax and Insurance Escrow Amount"). During each month commencing with the first full calendar month following the receipt of said notice from Landlord, Tenant shall deposit into the Tax and Insurance Account one twelfth of the Tax and Insurance Escrow Amount so that as each installment of insurance premiums and real estate taxes becomes due and payable, there are sufficient funds in the Tax and Insurance Account to pay the same. If the amount of such insurance premiums and real estate taxes has not been definitively ascertained by Tenant at the time when any such monthly deposit is to be paid, Landlord shall require payment of the Tax and Insurance Escrow Amount based upon the amount of premiums and real estate taxes paid for the preceding year, subject to adjustment as and when the amount of such premiums and real estate taxes are ascertained by Tenant. The Tax and Insurance Escrow Amount in the Tax and Insurance Account shall be and constitute additional security for the performance of Tenant's obligations hereunder and shall be subject to Landlord's security interest therein and shall, if there are sufficient funds in escrow, be used to pay taxes and insurance premiums when due. Landlord and Tenant shall execute such documentation as may be necessary to create and maintain Landlord's security interest in the Tax and Insurance Account.

                                    ARTICLE 9

                                    INSURANCE

         9.1 General Insurance Requirements. Tenant shall, at all times during the Term and at any other time Tenant shall be in possession of the Leased Property, keep the Leased Property and all property located therein or thereon, insured against the following risks in the following amounts:

         (a) "All-risk" property insurance (and to the extent applicable, Builder's Risk Insurance) on the Leased Improvements and all items of business personal property, including but not limited to signs, awnings, canopies, gazebos, fences and retaining walls, and all P&E, including without limitation, insurance against loss or damage from the perils under "All Risk" (Special) form, including but not limited to the following: fire, windstorm, sprinkler leakage, vandalism and malicious mischief, water damage, explosion of steam boilers, pressure vessels and other similar apparatus, and other hazards generally included under extended coverage, all in an amount equal to one hundred percent (100%) of the replacement value of the Leased Improvements (excluding excavation and foundation costs), business personal property and P&E, without a co-insurance provision, and shall include an Agreed Value endorsement;

         (b) Ordinance or Law Coverage with limits of not less than the Leased Improvements for Coverage A (Loss to the undamaged portion of the building), limits not less than $500,000.00 for Coverage B (Demolition Cost Coverage), and limits not less than $500,000.00 for Coverage C (Increased Cost of Construction Coverage);

         (c) Business income insurance to be written on "Special Form" (and on "Earthquake" and "Flood" forms if such insurance for those risks is required) including "Extra Expense", without a provision for co-insurance, including an amount sufficient to pay at least twelve (12) months of Rent for the benefit of Landlord, as its interest may appear, and at least twelve (12) months of "Net Operating Income" less Rent for the benefit of Tenant;

         (d) Occurrence form commercial general liability insurance, including bodily injury and property damage, liquor liability (if applicable), fire legal liability, contractual liability and independent contractor's hazard and completed operations coverage in an amount not less than $1,000,000.00 per occurrence and $2,000,000.00 per location, aggregate;

         (e) Umbrella liability coverage which shall be on a following form for the General Liability, Automobile Liability, Employers' Liability, Malpractice and Liquor Liability (if applicable), with limits in a minimum amount of not less than $15,000,000.00 per occurrence/aggregate;

         (f) Malpractice insurance/professional liability insurance in an amount not less than $5,000,000.00 for each person and each occurrence to cover the professional medical care providers working on the Leased Property;

         (g) Flood insurance (if the Leased Property is located in whole or in part within an area identified as an area having special flood hazards under the National Flood Insurance Program) for the full (100%) replacement value of the improvements and all items of business personal property or any greater amount as may be required by the National Flood Insurance Program;

         (h) Worker's compensation coverage for all persons employed by Tenant on the Leased Property with statutory limits, and Employers' Liability insurance in an amount of at least $1,000,000.00 per accident/disease;

         (i) Business auto liability insurance, including owned, non-owned and hired vehicles for combined single limit of bodily injury and property damage of not less than $1,000,000.00 per occurrence;

         (j) [Intentionally Omitted];

         (k) "Earthquake" insurance, if the Leased Property is currently, or at any time in the future, located within a major earthquake disaster area, in amount, and in such form and substance and with such limits and deductibles as are satisfactory to Landlord; and

         (l) Crime insurance covering employee theft in an amount not less than $1,500,000.

         (m) Such additional insurance or increased insurance limits as may be reasonably required, from time to time, by Landlord (including, without limitation, any mortgage, security agreement or other financing permitted hereunder and then affecting the Leased Property, as well as any declaration, ground lease or easement agreement affecting the Leased Property), or any Mortgagee, provided the same is customarily carried by a majority of comparable assisted living facilities in the area.

Without limiting the generality of the foregoing Section 9.1(m), the required commercial liability insurance and umbrella liability coverage limits and deductible amounts pertaining thereto as set forth in this Article 9 shall in no event provide less coverage (lower limits or higher deductibles) than the "Comparable Insurance Coverage" carried on any of the other assisted living facilities leased or owned by Tenant and Guarantor and their Affiliated Persons, and the insurance coverage for the Leased Property shall immediately be increased by Tenant to equal any greater or increased "Comparable Insurance Coverage" carried or obtained for such other facilities. For purposes of the foregoing, "Comparable Insurance Coverage" shall mean insurance coverage levels adjusted for relevant variations in risk and insurability characteristics between the insured facilities being compared, including without limitation consideration of variations in insurance coverages carried by Guarantor and its Affiliated Persons between different insurance markets (states or other jurisdictional subdivisions) where insured risks or insurance pricing or availability varies materially. Tenant shall use all reasonable efforts to obtain increased umbrella liability coverage of not less than $100,000,000 per occurrence/aggregate, and decreased liability insurance deductibles, at such time as the same can be obtained at commercially reasonable or economically feasible rates for the Lease Property. Until such increased coverages are obtained the Tenant shall provide to Landlord a thorough annual update and review of the overall liability insurance coverage program and strategy for
Tenant and Guarantor and their Affiliated Persons, which shall include an analysis of market rates for the current and desired liability insurance coverages. In addition, Tenant shall have the right to provide commercial general liability insurance coverage on a "claims made" basis, so long as the general liability insurance coverages otherwise required hereunder are maintained or continued in existence at all times throughout the Lease Term for all periods that Tenant or its Affiliates have had any ownership or use of the Leased Property, and evidence thereof has been provided to Landlord.

         9.2 Waiver of Subrogation. Landlord and Tenant agree that with respect to any property loss which is covered by insurance then being carried by Landlord or Tenant, respectively, the party carrying such insurance and suffering said loss releases the other of and from any and all claims with respect to such loss; and they further agree that their respective insurance companies shall have no right of subrogation against the other on account thereof.

         9.3 General Provisions. The Facility's allocated chargeback/deductible for general liability insurance shall not exceed $1,000,000 for assisted living and $1,000,000 for memory impaired, to the extent commercially available, and $250,000.00 for workmen's compensation insurance, to the extent commercially available, unless any greater amounts are agreeable to both Landlord and Tenant. The Facility's property insurance deductible shall not exceed $25,000.00 unless such greater amount is agreeable to both Landlord and Tenant, or if a higher deductible for high hazard risks (i.e., wind or flood) is mandated by the insurance carrier. All insurance policies pursuant to this Article 9 shall be issued by insurance carriers having a general policy holder's rating of no less than A-/VII in Best's latest rating guide, and shall contain clauses or endorsements to the effect that (a) Landlord shall not be liable for any insurance premiums thereon or subject to any assessments thereunder, and (b) the coverages provided thereby will be primary and any insurance carried by any additional insured shall be excess and non-contributory to the extent of the indemnification obligation pursuant to Section 9.5 below. All such policies described in Section 9.1 shall name Landlord, CRC and CNL Retirement and any Mortgagee whose name and address has been provided to Tenant as additional insureds, loss payees, or mortgagees, as their interests may appear and to the extent of their indemnity. All loss adjustments shall be payable as provided in
Article 10. Tenant shall deliver certificates thereof to Landlord prior to their effective date (and, with respect to any renewal policy, no less than thirty
(30) days prior to the expiration of the existing policy), which certificates shall state the nature and level of coverage reported thereby, as well as the amount of the applicable deductible. Upon Landlord's request, duplicate original copies of all insurance policies to be obtained by Tenant shall be provided to Landlord by Tenant. All such policies shall provide Landlord (and any Mortgagee whose name and address has been provided to Tenant if required by the same) thirty (30) days prior written notice of any material change or cancellation of such policy.

         In the event Tenant shall fail to effect such insurance as herein required, to pay the premiums therefor or to deliver such certificates to Landlord or any Mortgagee at the times required, Landlord shall have the right, but not the obligation, subject to the provisions of Section 12.4, to acquire such insurance and pay the premiums therefor, which amounts shall be payable to Landlord, upon demand, as Additional Rent, together with interest accrued thereon at the Overdue Rate from the date such payment is made until (but excluding) the date repaid.

         9.4 Blanket Policy. Notwithstanding anything to the contrary contained in this Article 9, Tenant's obligation to maintain the insurance herein required may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Tenant, so long as such policies otherwise meet all requirements under this Article 9.

         9.5 Indemnification of Landlord. Except as expressly provided herein, Tenant shall protect, indemnify and hold harmless Landlord for, from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and reasonable expenses (including, without limitation, reasonable attorneys' fees), to the maximum extent permitted by law, imposed upon or incurred by or asserted against Landlord by reason of: (a) any accident, injury to or death of persons or loss of or damage to property of third parties occurring on or about the Leased Property or adjoining sidewalks or rights of way under Tenant's control, and (b) any use, misuse, condition, management, maintenance or repair by Tenant or anyone claiming under Tenant of the Leased Property or Tenant's Personal Property or any litigation, proceeding or claim by Governmental Agencies relating to such use, misuse, condition, management, maintenance, or repair thereof to which Landlord is made a party; provided, however, that Tenant's obligations hereunder shall not apply to any liability, obligation, claim, damage, penalty, cause of action, cost or expense arising from any gross negligence or willful misconduct of Landlord, its employees, agents, contractors or invitees. Any such claim, action or proceeding asserted or instituted against Landlord covered under this indemnity shall be defended by counsel selected by Tenant and reasonably acceptable to Landlord, at Tenant's expense. Notwithstanding the foregoing, indemnification with respect to Hazardous Substances is governed by Section 4.3. The obligations of Tenant under this Section 9.5 shall survive the expiration or any early termination of this Agreement.

                                   ARTICLE 10

                                    CASUALTY

         10.1 Restoration and Repair. If during the Term the Leased Property shall be totally or partially destroyed and thereby rendered Unsuitable for Its Permitted Use, Tenant shall give Landlord prompt Notice thereof. Either Landlord or Tenant may, by the giving of Notice thereof to the other party within sixty
(60) days after such casualty occurs, terminate this Agreement, whereupon Landlord shall be entitled to retain the insurance proceeds payable on account of such damage and Tenant shall pay to Landlord the amount of any deductible. Tenant further expressly acknowledges, understands and agrees that in the event that the Agreement is terminated as aforesaid, Landlord may settle any insurance claims and Tenant shall, upon request of Landlord, cooperate in any such settlement. If during the Term, the Leased Property shall be destroyed or damaged in whole or in part by fire, windstorm or any other cause whatsoever, but the Leased Property either (i) is not rendered Unsuitable for Its Permitted Use or (ii) is rendered Unsuitable for Its Permitted Use but neither Landlord nor Tenant terminate this Agreement in the manner provided above, then, Tenant shall give Landlord immediate Notice thereof and Tenant shall, subject to the provisions of Section 10.2 below, repair, reconstruct and replace the Leased Property, or the portion thereof so destroyed or damaged, at least to the extent of the value and character thereof existing immediately prior to such occurrence and in compliance with all Legal Requirements, including any alterations to the Leased Property required to be made by any Governmental Agencies due to any changes in code or building regulations (which Tenant acknowledges may increase the replacement value of the Leased Property which Tenant will then be required to insure, due to any changes in code or building regulations). All such restoration work shall be started as promptly as practicable and diligently completed at Tenant's sole cost and expense (using available insurance proceeds). Tenant shall, however, immediately take such action as is necessary to assure that the Leased Property (or any portion thereof), does not constitute a nuisance or otherwise present or constitute a health or safety hazard. Notwithstanding the foregoing the Tenant shall have the right to elect not to repair any material casualty damage (estimated to cost greater than $250,000 to repair) occurring within twelve (12) months prior to the scheduled expiration of the then-current Term, provided and on the condition that: (i) Tenant promptly pays to Landlord the full amount of all deductibles applying to the insured loss, as well as of all uninsured amounts thereof, and Landlord or its Mortgagee also receive and retain all insurance proceeds; (ii) Tenant has provided adequate assurance that applicable business interruption insurance will continue to be available through the end of the then-current Term to cover all resulting loss of income or else adequate security therefor as requested by Landlord; and
(iii) Tenant, at Tenant's sole cost and expense, properly secures and protects and preserves any damaged portion of the Facility in such a fashion as to insure the safety of all Facility Residents, guest, invitees and others (to the extent that such persons are reasonably expected to continue to occupy or come upon the relevant portions of the Leased Property), and the value of the affected improvements.

         10.2 Escrow and Disbursement of Insurance Proceeds. If this Agreement is not otherwise terminated pursuant to Section 10.1, then in the event of a casualty resulting in a loss to the Leased Improvements and/or P&E in an amount greater than FiftY Thousand and No/100 Dollars ($50,000.00) (as determined by an architect or engineer selected by Landlord), the proceeds of all insurance policies maintained by Tenant shall be deposited in Landlord's name in an escrow account at a bank or other financial institution designated by Landlord, and shall be used by Tenant for the repair, reconstruction or restoration of the Leased Property to its original condition. Tenant shall, at the time of establishment of such escrow account and from time to time thereafter until said work shall have been completed and paid for, furnish Landlord with adequate evidence acceptable to Landlord that at all times the undisbursed portion of the escrowed insurance proceeds, together with any funds made available by Tenant, is sufficient to pay for the repair, reconstruction or restoration in its entirety. Landlord may, at its option, require, prior to advancement of said escrowed insurance proceeds (i) approval of plans and specifications by an architect or other design professional appropriate under the circumstances and approved by Landlord and Tenant (which approval shall not be unreasonably withheld or delayed), (ii) general contractors' estimates, (iii) architect's certificates, (iv) unconditional lien waivers of general contractors, if available, (v) evidence of approval by all Governmental Agencies and other regulatory bodies whose approval is required, and (vi) such other terms as a Mortgagee or lender of Landlord may reasonably require. The escrowed insurance proceeds shall be disbursed by Landlord, not more than monthly, upon (i) certification of the architect or engineer selected by Landlord and having supervision of the work that such amounts are the amounts paid or payable for the repair, reconstruction or restoration and (ii) submittal by Tenant of a written requisition and substantiation therefor on AIA Forms G702 and G703 (or on such other form or forms as may be reasonably acceptable to Landlord). Tenant shall obtain, and make available to Landlord, receipted bills and, upon completion of said work, full and final waivers of lien. In the event of a casualty resulting in a loss payment for the Leased Improvements in an amount equal to or less than the amount stated above, the proceeds shall be paid to Tenant, and shall be applied towards repair, reconstruction and restoration. Any and all loss adjustments with respect to losses payable hereunder shall require the prior written consent of Landlord. All salvage resulting from any risk covered by insurance shall belong to Tenant, provided any rights to the same have been waived by the insurer. In addition, notwithstanding anything in this Agreement to the contrary, Tenant shall be strictly liable and solely responsible for the amount of any deductible and shall pay for all repairs, reconstruction or alterations up to the full amount of such deductible (and provide evidence of such payment to Landlord by documentation reasonably acceptable to Landlord) before any insurance proceeds are used for repairs, reconstruction or alterations.

         10.3 No Abatement of Rent. Unless terminated in accordance with the provisions of Section 10.1 above, this Agreement shall remain in full force and effect and Tenant's obligation to make all payments of Rent and to pay all Additional Charges as and when required under this Agreement shall remain unabated during the Term notwithstanding any casualty to the Leased Property (provided that Landlord shall credit against such payments any amounts paid to Landlord as a consequence of such damage under any business interruption insurance obtained by Tenant hereunder). The provisions of this Article 10 shall be considered an express agreement governing any event of casualty involving the Leased Property and, to the maximum extent permitted by law, Tenant hereby waives the application of any local or state statute, law, rule, regulation or ordinance in effect during the Term which provides for such abatement.

         10.4 Tenant's Property and Business Interruption Insurance. All insurance proceeds payable by reason of any loss of or damage to any of Tenant's Personal Property and the business interruption insurance maintained for the benefit of Tenant shall be paid to Tenant; provided, however, no such payments shall diminish or reduce the insurance payments otherwise payable to or for the benefit of Landlord hereunder.

         10.5 Restoration of Tenant's Property. If Tenant is required to restore the Leased Property as hereinabove provided, Tenant shall either (i) restore all alterations and improvements made by Tenant and Tenant's Personal Property, or
(ii) replace such alterations and improvements and Tenant's Personal Property with improvements or items of the same or better quality and utility in the operation of the Leased Property.

         10.6 Waiver. Tenant hereby waives any statutory rights of termination which may arise by reason of any damage or destruction of the Leased Property and agrees that its rights shall be limited to those set forth in Section 10.1.

                                   ARTICLE 11

                                  CONDEMNATION

         11.1 Total Condemnation, Etc. If the whole of the Leased Property shall be taken or condemned for any public or quasi-public use or purpose, by right of eminent domain or by purchase in lieu thereof, or if a substantial portion of the Leased Property shall be so taken or condemned that the portion or portions remaining is or are not sufficient and suitable, in the mutual reasonable judgment of Landlord and Tenant, for the continued operation thereof as required herein, so as to effectively render the Leased Property Unsuitable for its Intended Use, then this Agreement and the Term hereby granted shall cease and terminate (without prejudice to Landlord's and Tenant's respective rights to an award under Section 11.3 below), as of the date on which the Condemnor takes possession and all Rent shall be paid by Tenant to Landlord up to that date or refunded by Landlord to Tenant if Rent has previously been paid by Tenant beyond that date.

         11.2 Partial Condemnation. If a portion of the Leased Property is taken, and the portion or portions remaining can, in the mutual reasonable judgment of Landlord and Tenant, be adapted and used for the conduct of Tenant's business operation in accordance with the terms of this Agreement, such that the Leased Property is not effectively rendered Unsuitable for its Intended Use, then the Tenant shall, utilizing condemnation proceeds paid to Landlord from the Condemnor, promptly restore the remaining portion or portions thereof to a condition comparable to their condition at the time of such taking or condemnation, less the portion or portions lost by the taking, and this Agreement shall continue in full force and effect except that the Rent payable hereunder shall, if necessary, be equitably adjusted to take into account the proportionate reduction in the number of licensed beds or living units located on the Leased Property as a result of the taking.

11.3 Disbursement of Award. The entire award for the Leased Property or the portion or portions thereof so taken shall be apportioned between Landlord and Tenant as follows: (a) if this Agreement terminates due to a taking or condemnation, Landlord shall be entitled to the entire award; provided, however, that any portion of the award expressly made for the taking of Tenant's leasehold interest in the Leased Property, loss of business during the remainder of the Term, and the taking of Tenant's Personal Property shall be the sole property of and payable to Tenant, and (b) if this Agreement does not terminate due to such taking or condemnation, Tenant shall be entitled to the award to the extent required for restoration of the Leased Property, and Landlord shall be entitled to the balance of the award not applied to restoration. In any condemnation proceedings, Landlord and Tenant shall each seek its own award in conformity herewith, at its own expense. If this Agreement does not terminate due to a taking or condemnation, Tenant shall, with due diligence, restore the remaining portion or portions of the Leased Property in the manner hereinabove provided. In such event, the proceeds of the award to be applied to restoration shall be deposited with a bank or financial institution designated by Landlord as if such award were insurance proceeds, and the amount so deposited will thereafter be treated in the same manner as insurance proceeds are to be treated under Section 10.2 of this Agreement until the restoration has been completed and Tenant has been reimbursed for all the costs and expenses thereof. If the award is insufficient to pay for the restoration, Tenant shall be responsible for the remaining cost and expense of such restoration.

         11.4 No Abatement of Rent. This Agreement shall remain in full force and effect and Tenant's obligation to make all payments of Rent and to pay all other charges as and when required under this Agreement shall remain unabated during the Term notwithstanding any Condemnation involving the Leased Property. The provisions of this Article 11 shall be considered an express agreement governing any Condemnation involving the Leased Property and, to the maximum extent permitted by law, no local or State statute, law, rule, regulation or ordinance in effect during the Term which provides for such abatement shall have any application in such case.

         11.5 Disputes. If Landlord and Tenant cannot agree in respect of any matters to be determined under this Article, a determination shall be requested of the court having jurisdiction over the taking or condemnation; provided, however, that if said court will not accept such matters for determination, either party may have the matters determined by a court otherwise having jurisdiction over the parties.

                                   ARTICLE 12

                              DEFAULTS AND REMEDIES

         12.1 Events of Default. Each of the following events shall be an Event of Default hereunder by Tenant and shall constitute a breach of this Agreement:


                   (a) If Tenant  shall fail to (i) pay,  when due,  any Rent or any Additional Charge due hereunder; (ii) fully fund and maintain the Tenant Shortfall Reserve as required by Section 3.10.1; (iii) fully fund and maintain the Security Deposit as required by
              Section 3.11; or (iv) fully fund and maintain the Reserve and fund all Reserve Expenditures as required by Section 5.2, and such failure in each such event shall continue for a period of five (5) days after such amounts become due and payable.

                   (b) If Tenant shall violate or fail to comply with or perform any other term, provision, covenant, agreement or condition to be performed or observed by Tenant under this Agreement which is not otherwise identified in this Section 12.1, and such violation or failure shall continue for a period of thirty (30) days after written notice thereof from Landlord; provided, however, if such violation or failure is incapable of cure by Tenant within such thirty (30) days after Tenant's diligent and continuous efforts to cure the same, Tenant shall have an additional period of sixty
              (60) days to cure the same.

                   (c) If any  assignment,  transfer,  sublease  or  encumbrance shall be made or deemed to be made that is in violation of the provisions of this Agreement.

                   (d) If Tenant shall cease the actual and continuous operation of the business contemplated by this Agreement to be conducted by Tenant upon the Leased Property (and such cessation is not the result of casualty, condemnation or renovation and accompanying restoration or is not otherwise permitted by Landlord or is not the result of a legal requirement or during an emergency); or if Tenant shall vacate, desert or abandon the Leased Property; or if the Leased Property shall become empty and unoccupied; or if the Leased Property or Leased Improvements are used or are permitted to be used for any purpose, or for the conduct of any activity, other than the Permitted Use.

                   (e) If, at any time during the Term of this Agreement, Tenant or Guarantor shall file in any court, pursuant to any statute of either the United States or of any State, a petition in bankruptcy or insolvency, or for reorganization or arrangement, or for the appointment of a receiver or trustee of all or any portion of Tenant's or Guarantor's property, including, without limitation, the leasehold interest in the Leased Property, or if Tenant or Guarantor shall make an assignment for the benefit of its creditors or petitions for or enters into an arrangement with its creditors.

                   (f) If, at any time during the Term of this Agreement,  there shall be filed against Tenant or Guarantor in any court pursuant to any statute of the United States or of any State, a petition in bankruptcy or insolvency, or for reorganization, or for the appointment of a receiver or trustee of all or a portion of Tenant's or Guarantor's property, including, without limitation, the leasehold interest in the Leased Property, and any such proceeding against Tenant or Guarantor shall not be dismissed within sixty (60) days following the commencement thereof.

                   (g) If Tenant's  leasehold interest in the Leased Property or any property therein (including without limitation Tenant's Personal Property and the P&E Replacements) shall be seized under any levy, execution, attachment or other process of court where the same shall not be vacated or stayed on appeal or otherwise within thirty (30) days thereafter, or if Tenant's leasehold interest in the Leased Property is sold by judicial sale and such sale is not vacated, set aside or stayed on appeal or otherwise within thirty (30) days thereafter.

                   (h) If any of the Facility's Permits material to the Facility's operation for its Permitted Use are at any time suspended and the suspension is not stayed pending appeal within five (5) days, or voluntarily terminated without the prior written consent of Landlord.

                   (i) If any Governmental Agencies having jurisdiction over the operation of the Facility removes ten percent (10%) or more of the total number of patients or residents located in the Facility at the time of such removal.

                   (j) If Tenant voluntarily transfers ten (10) or more patients or residents located in the Facility in any one (1) year period (except as necessitated by a casualty), provided that any such transfer to a different type of care facility as a result of such patient's or resident's special needs that cannot be met at the Facility shall not be deemed a voluntary transfer.

                   (k) If Tenant fails to give notice to Landlord not later than ten (10) days after Tenant's receipt of any fine notice from any Government Agency relating to a Major Violation at the Facility.

                   (l) If Tenant  fails to notify  Landlord  within  twenty-four
              (24) hours after receipt of any notice from any Governmental Agency terminating or suspending or reflecting a material risk of an imminent termination or suspension, of any material Permit relating to the Facility.

                   (m) If Tenant  fails during the Term of this Lease to cure or abate any Major Violation occurring during the Term that is claimed by any Governmental Agency of any law, order, ordinance, rule or regulation pertaining to the operation of the Facility, and within the time permitted by such authority for such cure or abatement.

                   (n) The  failure  of  Tenant  to  correct,  within  the  time deadlines set by any Governmental Agency, any deficiency which would result in the following actions by such agency with respect to the Facility:

                        (i) a termination of any Reimbursement Contract or any Permit material to the operation of the Facility; or

                        (ii) the issuance of a stop placement order or ban on new admissions generally.

                   (o) If a final unappealable determination is made by applicable state authorities of the revocation or limitation of any Permit required for the lawful operation of the Leased Property in accordance with its Permitted Use or there occurs the loss or material limitation of any Permit under any other circumstances under which Tenant is required to cease its operation of the Leased Property in accordance with its Permitted Use at the time of such loss or limitation.

                   (p) If Tenant or the  Facility  should be  assessed  fines or
              penalties  by  any  state  health  or  licensing   agency   having
              jurisdiction over such Persons or the Facility in excess of $25,000.00 in any Fiscal Year.

                   (q) If Tenant or Guarantor or an Affiliated  Person of Tenant
              or Guarantor shall default under any other ARC-Related Lease (whether now in effect or entered into in the future) and shall fail to cure such default in the time period provided for in that lease.

                   (r) If  Guarantor  shall  default  under the Guaranty and any such default shall remain uncured through any applicable notice and cure period thereunder.

         12.2 Remedies on Default. If any of the Events of Default hereinabove specified shall occur, Landlord, at any time thereafter, shall have and may exercise any of the following rights and remedies:

                   (a) Landlord may, pursuant to written notice thereof to Tenant, immediately terminate this Agreement and, peaceably or pursuant to appropriate legal proceedings, re-enter, retake and resume possession of the Leased Property for Landlord's own account without liability for trespass (Tenant hereby waiving any right to notice or hearing prior to such taking of possession by Landlord) and, for Tenant's breach of and default under this Agreement, recover immediately from Tenant any and all sums and damages due or in existence at the time of such termination, including, without limitation, (i) all Rent and other sums, charges, payments, costs and expenses agreed and/or required to be paid by Tenant to Landlord hereunder prior to such termination,
              (ii) all costs and expenses of Landlord in connection with the recovery of possession of the Leased Property, including reasonable attorney's fees based upon services rendered at hourly rates and court costs, and (iii) all costs and expenses of Landlord in connection with any reletting or attempted reletting of the Leased Property or any part or parts thereof, including, without limitation, brokerage fees, advertising costs, reasonable attorney's fees based upon service rendered at hourly rates and the cost of any alterations or repairs or tenant improvements which may be reasonably required to so relet the Leased Property, or any part or parts thereof.

                   (b) Landlord  may,  pursuant to any prior notice  required by law, and without terminating this Agreement, peaceably or pursuant to appropriate legal proceedings, re-enter, retake and resume possession of the Leased Property for the account of Tenant, make such alterations of and repairs and improvements to the Leased Property as may be reasonably necessary in order to relet the same or any part or parts thereof and, directly or through a qualified management or operating company which may include an Affiliated Person of Landlord, operate and manage the Leased Property, and relet or attempt to relet the Leased Property or any part or parts thereof for such term or terms (which may be for a term or terms extending beyond the Term of this Agreement), at such rents and upon such other terms and provisions as Landlord, in its sole discretion, may deem advisable. If Landlord takes possession and control of the Leased Property and operates the same, Tenant shall, for so long as Landlord is actively operating the Leased Property, have no obligation to operate the Leased Property but agrees that Landlord, any contract manager or operator, or any new tenant or sublessee may, to the extent permitted by law, operate the Facility under Tenant's Permits, including its Medicaid and Medicare provider agreements, if any, until same are issued in the name of the Landlord or the new manager/operator or tenant or sublessee, as applicable. If Landlord relets or attempts to relet the Leased Property, or obtains a contract manager or operator for the Leased Property, Landlord shall at its sole discretion determine the terms and provisions of any new lease or sublease, or management or operating agreement, and whether or not a particular proposed manager or operator, or new tenant or sublessee, is acceptable to Landlord. Upon any such reletting, or the operation of the Leased Property by a contract manager or operator, all rents or incomes received by the Landlord from such reletting or otherwise from the operation of the Leased Property shall be applied, (i) first, to the payment of all costs and expenses of recovering possession of the Leased Property, (ii) second, to the payment of any costs and expenses of such reletting and or operation, including brokerage fees, advertising costs, reasonable attorney's fees based upon service rendered at hourly rates, a management fee of between five percent (5%) and ten percent (10%) of the gross revenues generated, and the cost of any alterations and repairs reasonably required for such reletting or operation of the Leased Property; (iii) third, to the payment of any indebtedness, other than Rent, due hereunder from Tenant to the Landlord, (iv) fourth, to the payment of all Rent and other sums due and unpaid hereunder, and (v) fifth, the residue, if any, shall be held by the Landlord and applied in payment of future Rent as the same may become due and payable hereunder. If the rents received from such reletting or net income from the operation of the Leased Property during any period shall be less than the Rents and Additional Charges required to be paid during that period by the Tenant hereunder, Tenant shall promptly pay any such deficiency to the Landlord and failing the prompt payment thereof by Tenant to Landlord, Landlord shall immediately be entitled to institute legal proceedings for the recovery and collection of the same. Such deficiency shall be calculated and paid at the time each payment of Minimum Rent, Percentage Rent or any other sum shall otherwise become due under this Agreement, or, at the option of Landlord, at the end of the Term of this Agreement. Landlord shall, in addition, be immediately entitled to sue for and otherwise recover from Tenant any other damages occasioned by or resulting from any abandonment of the Leased Property or other breach of or default under this Agreement other than a default in the payment of Rent. No such re-entry, retaking or resumption of possession of the Leased Property by the Landlord for the account of Tenant shall be construed as an election on the part of Landlord to terminate this Agreement unless a written notice of such intention shall be given to the Tenant or unless the termination of this Agreement be decreed by a court of competent jurisdiction. Notwithstanding any such re-entry and reletting or attempted reletting of the Leased Property or any part or parts thereof for the account of Tenant without termination, Landlord may at any time thereafter, upon written notice to Tenant, elect to terminate this Agreement or pursue any other remedy available to Landlord for Tenant's previous breach of or default under this Agreement.

                   (c) Landlord may, without  re-entering,  retaking or resuming possession of the Leased Property, sue for all Rent and all other sums, charges, payments, costs and expenses due from Tenant to Landlord hereunder (discounted to present value) either: (i) as they become due under this Agreement, taking into account that Tenant's right and option to pay the Rent hereunder on a monthly basis in any particular Fiscal Year is conditioned upon the absence of a Default on Tenant's part in the performance of its obligations under this Agreement, or (ii) at Landlord's option, accelerate the maturity and due date of the whole or any part of the Rent for the entire then-remaining unexpired balance of the Term of this Agreement, as well as all other sums, charges, payments, costs and expenses required to be paid by Tenant to Landlord hereunder, including, without limitation, damages for breach or default of Tenant's obligations hereunder in existence at the time of such acceleration, such that all sums due and payable under this Agreement shall, following such acceleration, be treated as being and, in fact, be due and payable in advance as of the date of such acceleration. Landlord may then proceed to recover and collect all such unpaid Rent and other sums so sued for from Tenant by distress, levy, execution or otherwise. Regardless of which of the foregoing alternative remedies is chosen by Landlord under this subparagraph (c), Landlord shall not be required to relet the Leased Property nor exercise any other right granted to Landlord pursuant to this Agreement, nor, except as may be required by Applicable Laws, shall Landlord be under any obligation to minimize or mitigate Landlord's damages or Tenant's loss as a result of Tenant's breach of or default under this Agreement. Notwithstanding the foregoing, following such time as Landlord may obtain possession of the Leased Property, Landlord or its successor Landlord at the time of any Lease termination, shall continue to make the Leased Property available for lease, on an "as is" basis, and shall turn over the net proceeds thereof to Tenant to the extent actually received by Landlord in respect of any time period for which Landlord shall have received the full amount of Rent payable with respect thereto (albeit perhaps on a basis reasonably discounted for the time value of money or present-value basis).

                   (d) Landlord may, in addition to any other remedies  provided herein, enter upon the Leased Property or any portion thereof and take possession of (i) any and all of Tenant's Personal Property, if any, (ii) Tenant's books and records necessary to operate the Leased Property, and (iii) all the bank accounts concerning, or established for, the Leased Property, without liability for trespass or conversion (Tenant hereby waiving any right to notice or hearing prior to such taking of possession by Landlord) and sell the same by public or private sale, after giving Tenant reasonable notice of the time and place of any public or private sale, at which sale Landlord or its assigns may purchase all or any portion of Tenant's Personal Property, if any, unless otherwise prevented by law. Unless otherwise provided by law and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given at least ten (10) days before the date of sale. The proceeds from any such disposition, less all expenses incurred in connection with the taking of possession, holding and selling of such Property (including reasonable attorneys' fees based upon services rendered at hourly rates) shall be credited against Rent which is due hereunder.

                   (e) Tenant  acknowledges  that one of the rights and remedies available to Landlord under Applicable Law is to apply to a court of competent jurisdiction for the appointment of a receiver to collect the rents, issues, profits and income of the Leased Property and to manage the operation of the Leased Property. Tenant hereby further acknowledges that the revocation, suspension or material limitation of the certification of the Leased Property for provider status under Medicare or Medicaid (or successor programs) and/or the revocation, suspension or material limitation of the license of the Leased Property as a assisted living and dementia care facility under the laws of the State will materially and irreparably impair the value of Landlord's investment in the Leased Property. Therefore, in any of such events, and in addition to any other right or remedy of Landlord under this Agreement, Landlord may petition any appropriate court for appointment of a receiver to manage the operation of the Leased Property (or any portion thereof as to which Tenant has suffered the revocation, suspension or material limitation of any license), to collect and disburse all rents, issues, profits and income generated thereby and to preserve or replace to the extent possible the operating license and provider certification of the Leased Property or to otherwise substitute the licensee or provider thereof. The receiver shall be entitled to a reasonable fee for his services as receiver. All such fees and other expenses of the receivership estate shall be payable as Additional Charges under this Agreement. Tenant hereby irrevocably stipulates to the appointment of a receiver under such circumstances and for such purposes and agrees not to contest such appointment.

                   (f) In addition to the  remedies  hereinabove  specified  and enumerated, Landlord shall have and may exercise the right to invoke any other remedies allowed at law or in equity as if the remedies of re-entry, unlawful detainer proceedings and other remedies were not herein provided. Accordingly, the mention in this Agreement of any particular remedy shall not preclude Landlord from having or exercising any other remedy at law or in equity. Nothing herein contained shall be construed as precluding the Landlord from having or exercising such lawful remedies as may be and become necessary in order to preserve the Landlord's right or the interest of the Landlord in the Leased Property and in this Agreement, even before the expiration of any notice periods provided for in this Agreement, if under the particular circumstances then existing the allowance of such notice periods will prejudice or will endanger the rights and estate of the Landlord in this Agreement and in the Leased Property. In addition, any provision of this Agreement to the contrary notwithstanding, no provision of this Agreement shall delay or otherwise limit Landlord's right to seek injunctive relief or Tenant's obligation to comply with any such injunctive relief.

         12.3 Application of Funds. Any payments received by Landlord under any of the provisions of this Agreement during the existence or continuance of any Event of Default (and any payment made to Landlord rather than Tenant due to the existence of any Event of Default) shall be applied to Tenant's current and past due obligations under this Agreement in such order as Landlord may determine or as may be prescribed by the laws of the State.

         12.4 Landlord's Right to Cure Tenant's Default. If Tenant shall default in the performance of any term, provisions, covenant or condition on its part to be performed hereunder, Landlord may, but shall have no obligation to perform the same for the account and at the expense of Tenant. If, at any time and by reason of such default, Landlord is compelled to pay, or elects to pay, any sum of money or do any act which will require the payment of any sum of money, or is compelled to incur any expense in the enforcement of its rights hereunder or otherwise, such sum or sums, together with interest thereon at the Overdue Rate shall be deemed Additional Rent hereunder and shall be repaid to Landlord by Tenant promptly when billed therefor, and Landlord shall have all the same rights and remedies in respect thereof as Landlord has in respect of the rents herein reserved.

         12.5 Landlord's Lien. Landlord shall have at all times during the Term of this Agreement, a valid lien for all rents and other sums of money becoming due hereunder from Tenant, upon all goods, accounts, wares, merchandise, inventory, furniture, fixtures, equipment, vehicles and other personal property and effects of Tenant situated in or upon the Leased Property, including Tenant's Personal Property and any interest of Tenant in P&E Replacements, but specifically excluding the trade names "ARC," "American Retirement Corporation," Homewood Residence, or any derivation or replacement thereof or addition thereto applied by Affiliated Persons of Guarantor to other facilities, and such property shall not be removed therefrom except in accordance with the terms of this Agreement without the approval and consent of Landlord until all arrearages in Rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged in full. Alternatively, the lien hereby granted may be foreclosed in the manner and form provided by law for foreclosure of security interests or in any other manner and form provided by law. The statutory lien for Rent, if any, is not hereby waived and the express contractual lien herein granted is in addition thereto and supplementary thereto. Tenant agrees to execute and deliver to Landlord from time to time during the Term of this Agreement such Financing Statements as may be required by Landlord in order to perfect the Landlord's lien provided herein or granted or created by state law. Tenant further agrees that during an Event of Default, Tenant shall not make any distributions to its shareholders, partners, members or other owners and any such distributions shall be considered and deemed to be fraudulent and preferential and subordinate to Landlord's claim for Rent and other sums hereunder.

                                   ARTICLE 13

                                  HOLDING OVER

         If Tenant or any other person or party shall remain in possession of the Leased Property or any part thereof following the expiration of the Term or earlier termination of this Agreement without an agreement in writing between Landlord and Tenant with respect thereto, the person or party remaining in possession shall be deemed to be a tenant at sufferance, and during any such holdover, the Rent payable under this Agreement by such tenant at sufferance shall be double the rate or rates in effect immediately prior to the expiration of the Term or earlier termination of this Agreement. In no event, however, shall such holding over be deemed or construed to be or constitute a renewal or extension of this Agreement.

                                   ARTICLE 14

                     LIABILITY OF LANDLORD; INDEMNIFICATION

         14.1 Liability of Landlord. Landlord and its affiliates shall not be liable to Tenant, its employees, agents, invitees, licensees, customers, clients, residents and their respective family members or guests for any damage, injury, loss, compensation or claim, including, but not limited to, claims for the interruption of or loss to Tenant's business, based on, arising out of or resulting from any cause whatsoever (other than Landlord's gross negligence or willful misconduct), including, but not limited to: (a) repairs to any portion of the Leased Property; (b) interruption in Tenant's use of the Leased Property;
(c) any accident or damage resulting from the use or operation (by Landlord, Tenant or any other person or persons) of any equipment within the Leased Property, including without limitation, heating, cooling, electrical or plumbing equipment or apparatus; (d) the termination of this Agreement by reason of the condemnation or destruction of the Leased Property in accordance with the provisions of this Agreement; (e) any fire, robbery, theft, mysterious disappearance or other casualty; (f) the actions of any other person or persons; and (g) any leakage or seepage in or from any part or portion of the Leased Property, whether from water, rain or other precipitation that may leak into, or flow from, any part of the Leased Property, or from drains, pipes or plumbing fixtures in the Leased Improvements. Any goods, property or personal effects stored or placed by the Tenant or its employees in or about the Leased Property including Tenant's Personal Property, shall be at the sole risk of the Tenant.

         14.2 Indemnification of Landlord. Tenant shall defend, indemnify and save and hold Landlord harmless from and against any and all liabilities, obligations, losses, damages, injunctions, suits, actions, fines, penalties, claims, demands, costs and expenses of every kind or nature, including reasonable attorneys' fees and court costs, incurred by Landlord, arising directly or indirectly from or out of: (a) any failure by Tenant to perform any of the terms, provisions, covenants or conditions of this Agreement, on Tenant's part to be performed including but not limited to the payment of any fee, cost or expense which Tenant is obligated to pay and discharge hereunder, (b) any accident, injury or damage which shall happen at, in or upon the Leased Property, however occurring; (c) any matter or thing growing out of the condition, occupation, maintenance, alteration, repair, use or operation by any person of the Leased Property, or any part thereof, or the operation of the business contemplated by this Agreement to be conducted thereon, thereat, therein, or therefrom; (d) any failure of Tenant to comply with the Legal Requirements; (e) any contamination of the Leased Property, or the groundwaters thereof, arising on or after the date Tenant takes possession of the Leased Property and occasioned by the use, transportation, storage, spillage or discharge thereon, therein or therefrom of any toxic or hazardous chemicals, compounds, materials or substances, whether by Tenant or by any agent or invitee of Tenant; (f) any discharge of toxic or hazardous sewage or waste materials from the Leased Property into any septic facility or sanitary sewer system serving the Leased Property arising on or after the date Tenant takes possession of the Leased Property, whether by Tenant or by any agent of Tenant; (g) any fines, penalties, or refunds due and payable to Medicare or Medicaid arising out of the operation of the Leased Property by Tenant; or (h) any other act or omission of Tenant, its employees, agents, invitees, customers, licensees or contractors, provided, however, Tenant shall not be liable for or be obligated to indemnify Landlord from and against any damages resulting from Landlord's gross negligence or willful misconduct.

              THE INDEMNIFICATION OF LANDLORD HEREUNDER IS INTENDED TO AND SHALL EXPRESSLY INCLUDE INDEMNIFICATION AGAINST LANDLORD'S OWN NEGLIGENCE, UNLESS SPECIFICALLY OTHERWISE PROVIDED.

         Tenant's indemnity obligations under this Article and elsewhere in this Agreement arising prior to the termination or permitted assignment of this Agreement shall survive any such termination or assignment.

         14.3 Notice of Claim or Suit. Tenant shall promptly notify Landlord of any claim, action, proceeding or suit instituted or threatened against Tenant or Landlord of which Tenant receives notice or of which Tenant acquires knowledge. In the event Landlord is made a party to any action for damages or other relief against which Tenant has indemnified Landlord, as aforesaid, Tenant shall at its own expense using counsel reasonably approved by Landlord, diligently defend Landlord, pay all costs in such litigation or, at Landlord's option and expense, Landlord may nonetheless engage its own counsel in connection with its own defense or settlement of said litigation in which event Tenant shall cooperate with Landlord and make available to Landlord all information and data which Landlord deems necessary or desirable for such defense. In the event Landlord is required to secure its own counsel due to a conflict in the interests of Tenant and Landlord in any action for damages or other relief against which Tenant has indemnified Landlord, Tenant shall pay all of Landlord's costs in such litigation. Tenant is required to approve a settlement agreement for any such claim or suit as requested by Landlord and which is consistent with applicable insurance company requirements, unless Tenant posts a bond or other security acceptable to Landlord for any potentially uninsured liability amounts.

         14.4 Limitation on Liability of Landlord. In the event Tenant is awarded a money judgment against Landlord, Tenant's sole recourse for satisfaction of such judgment shall be limited to execution against the Landlord's interest in the Leased Property. In no event shall any partner, member, officer, director, stockholder or shareholder of Landlord or any partner thereof or Affiliated Person or Subsidiary thereof, be personally liable for the obligations of Landlord hereunder.

                                   ARTICLE 15

                           REIT AND UBTI REQUIREMENTS

         Tenant understands that, in order for Landlord to qualify as a real estate investment trust (a "REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), the following requirements must be satisfied. The parties intend that amounts to be paid by Tenant hereunder and received or accrued, directly or indirectly, by Landlord with respect to the Leased Property (including any rents attributable to personal property that is leased with respect thereto) will qualify as "rents from real property" (within the meaning of Code Section 856(d) and Section 512(b)(3)), and that neither party will take, or permit to take, any action that would cause any amount received by the Landlord under this Agreement to fail to qualify as such under the Code. Consistent with this intent, the parties agree that:

         15.1 Limitations on Rents Attributable to Personal Property. "Rents attributable to any personal property" leased to the Tenant cannot exceed fifteen percent (15%) of the total rent received or accrued by Landlord under this Agreement for the Fiscal Year of the Landlord. Consistent therewith, the average of the fair market values of the personal property (within the meaning set forth in Section 1.512(b)-1(c)(3)(ii) of the applicable Treasury Regulations) that is leased to Tenant with respect to the Leased Property at the beginning and end of a Fiscal Year cannot exceed fifteen percent (15%) of the average of the aggregate fair market values of the real and personal property comprising such Leased Property that is leased to Tenant under such lease at the beginning and end of such Fiscal Year (the "REIT Personal Property Limitation"). If Landlord reasonably anticipates that the REIT Personal Property Limitation will be exceeded with respect to the Leased Property for any Fiscal Year, Landlord shall notify Tenant, and Landlord and Tenant shall negotiate in good faith the purchase by Tenant of items of personal property anticipated by Landlord to be in excess of the Personal Property Limitation. Provided, however, that Tenant's responsibility to purchase such personal property will be offset by Landlord in some mutually agreeable manner, which would not result in the Landlord earning income which would constitute "unrelated business taxable income" within the meaning of Section 512 of the Code, if the Landlord was a "qualified trust" within the meaning of Section 856(h)(3)(E) of the Code.

         15.2 Basis for Sublease Rent Restricted. Tenant cannot sublet the property that is leased to it by Landlord, or enter into any similar arrangement, on any basis such that the rental or other amounts paid by the sublessee thereunder would be based, in whole or in part, on either (a) the net income or profits derived by the business activities of the sublessee or (b) any other formula such that any portion of the rent paid by Tenant to Landlord would fail to qualify as "rent from real property" within the meaning of Section 856(d) and Section 512(b)(3) of the Code and regulations promulgated thereunder.

         15.3 Landlord Affiliate Subleases Restricted. Anything to the contrary in this Agreement notwithstanding, Tenant shall not sublease the Leased Property to, or enter into any similar arrangement with, any person in which Landlord owns, directly or indirectly, a ten percent (10%) or more interest, with the meaning of Section 856(d)(2)(B) of the Code, and any such action shall be deemed void ab initio. Anything to the contrary in this Agreement notwithstanding, Tenant shall not sublease the Leased Property to, or enter into any similar arrangement with, any Person that Landlord would be deemed to control within the meaning of Section 512 (b)(13) of the Code.

         15.4 Landlord Interests in Tenant Restricted. Anything to the contrary in this Agreement notwithstanding, neither party shall take, or permit to take, any action that would cause Landlord to own, directly or indirectly, a ten percent (10%) or greater interest in the Tenant within the meaning of Section 856(d)(2)(B) of the Code, and any similar or successor provision thereto, and any such action shall be deemed void ab initio. In addition, anything to the contrary in this Agreement notwithstanding, Tenant shall not take or permit to take, any action that would cause Landlord to own, directly or indirectly, such interest in Tenant such that amounts received from Tenant would represent amounts received from a controlled entity within the meaning of Section 512(b)(13) of the Code.

         15.5 Rents from Personal Property Restricted. Rents attributable to personal property within the meaning of Treasury Regulation Section 1.512(b)-1(c)(3)(ii) that is leased to Tenant with respect to the Leased Property will not exceed 10 percent (10%) of the total Rents per year (the "UBTI Personal Property Limitation"). If Landlord reasonably anticipates that the UBTI Personal Property Limitation will be exceeded with respect to the Leased Property for any Fiscal Year, Landlord shall notify Tenant, and Landlord and Tenant shall negotiate in good faith the purchase by Tenant of items of personal property anticipated by Landlord to be in excess of the UBTI Personal Property Limitation; provided, However, that Tenant's responsibility to purchase such personal property will be offset by Landlord in some mutually agreeable manner which will not result in the Landlord earning income which would constitute "unrelated business taxable income" within the meaning of Section 512 of the Code if the Landlord was a "qualified trust" within the meaning of Section 856(h)(3)(E) of the Code.

         15.6 Landlord Services. Any services provided by, or on behalf of, Landlord will not prevent any amounts received or accrued from qualifying as "Rents from real property" (within the meaning of Section 856(d)(2) or Section 512(b)(3) of the Code).

         15.7 Certain Subtenants Prohibited. Anything to the contrary in this Agreement notwithstanding, Tenant shall not sublease the Leased Property to, or enter into any similar arrangement with, any Person that would be described in
Section 514(c)(9)(B)(iii) or (iv) of the Code.

         15.8 Future Amendment. Tenant hereby agrees to amend this Article 15 from time to time as Landlord deems necessary or desirable in order to effectuate the intent hereof.

                                   ARTICLE 16

                            SUBLETTING AND ASSIGNMENT

         16.1 Transfers Prohibited Without Consent. Tenant shall not, without the prior written consent of Landlord in each instance, which may be withheld in Landlord's sole opinion and discretion, sell, assign or otherwise transfer this Agreement, or Tenant's interest in the Leased Property together with all interests of Tenant in all property of any nature located and used at the Leased Property (including without limitation Tenant's Personal Property and the P&E Replacements), in whole or in part, or any rights or interest which Tenant may have under this Agreement, or sublet any part of the Leased Property, or grant or permit any lien or encumbrance on or security interest in Tenant's interest in this Agreement; notwithstanding the foregoing, Tenant shall be permitted to grant sublease, rental or other occupancy rights in the Facility to individual residents in connection with the operation of the Leased Property in accordance with the Permitted Use. Notwithstanding the foregoing, Tenant may sell, assign or otherwise transfer this Agreement, or Tenant's interest in the Leased Property, in whole but not in part, without the consent of Landlord, to an Affiliated Person or to Guarantor provided (i) Tenant gives Landlord prior written notice of such sale or assignment, (ii) Tenant shall remain liable under this Agreement for the remaining Term, and (iii) such assignee or purchaser shall continue to operate the Leased Premises as a first class assisted living and dementia care facility consistent with other assisted living and dementia care facilities being operated by Tenant and its Affiliated Persons.

         Landlord shall not, without the prior written consent of Tenant in each instance, which may be withheld in Tenant's sole opinion and discretion, sell, assign or otherwise transfer this Agreement, or Landlord's interest in the Leased Property, in whole or in part, or any rights or interest which Landlord may have under this Agreement, either directly or indirectly in the form of a Facility Mortgage as contemplated under Article 19 hereof, to a direct competitor of Tenant or Guarantor. In the event that a direct competitor of Tenant or Guarantor becomes a Mortgagee of the Leased Property the subordination provisions of Section 19.1 shall not apply.

         16.2 Indirect Transfer Prohibited Without Consent. A sale, assignment, pledge, transfer, exchange or other disposition of (a) the stock of Tenant or any general partner interest in Tenant or (b) any interest of a member or members of Tenant which results in a change or transfer of management or control of Tenant, or a merger, consolidation or other combination of Tenant with another entity which results in a change or transfer of management or control of Tenant, shall be deemed an assignment hereunder and shall be subject to Section
16.1 hereof. For purposes hereof, exchange or transfer of management or control or effective control, shall mean a transfer of 50% or more of the economic benefit of, or Control of, any such entity.

         16.3 Adequate Assurances. Without limiting any of the foregoing provisions of this Article, if, pursuant to the U.S. Bankruptcy Code, as the same may be amended from time to time, Tenant is permitted to assign or otherwise transfer its rights and obligations under this Agreement in disregard of the restrictions contained in this Article, the assignee shall be deemed to agree to provide adequate assurance to Landlord (a) that any Percentage Rent shall not decline substantially after the date of such assignment, (b) of the continued use of the Leased Property solely in accordance with the Permitted Use thereof, (c) of the continuous operation of the business in the Leased Property in strict accordance with the requirements of Article 4 hereof, and (d) of such other matters as Landlord may reasonably require at the time of such assumption or assignment. Without limiting the generality of the foregoing, adequate assurance shall include the requirement that any such assignee shall have a net worth (exclusive of good will) of not less than the aggregate of the Rent due and payable for the previous Fiscal Year and is or can be licensed to operate the Facility by the appropriate Governmental Agencies. Such assignee shall expressly assume this Agreement by an agreement in recordable form, an original counterpart of which shall be delivered to Landlord prior to an assignment of the Agreement.

         Any approval of such successor Tenant shall not affect or alter Landlord's approval rights of each manager of the Leased Property.

                                   ARTICLE 17

                 ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS

         17.1 Estoppel Certificates. Tenant shall from time to time, within fifteen (15) days after request by Landlord and without charge, give a Tenant Estoppel Certificate in the form (or substantially the form) attached hereto as Exhibit "D" and containing such other matters as may be reasonably requested by Landlord to any person, firm or corporation specified by Landlord.

         17.2 Monthly Financial Statements. Throughout the Term of this Agreement, Tenant shall prepare and deliver to Landlord at or prior to the end of each month during the Term hereof, an income (or profit and loss) statement and operating balance sheet showing the results of the operation of the Leased Property for the immediately preceding month and for the Fiscal Year to date. This information shall be provided to Landlord under a complete financial statement for the Facility which shall be delivered prior to the end of the next following month, in the form customarily provided in the industry and approved in advance by the Landlord, and which shall: (a) be taken from the books and records maintained by Tenant, Guarantor and any manager in the form specified herein; (b) follow a consistent form as approved in advance in writing by Landlord; and (c) indicate variances from budgeted results for each line item against the Tenant's budget for the Leased Property for such Fiscal Year. The aforesaid financial statements shall be accompanied by an Officer's Certificate which, for purposes hereof shall mean a Certificate of the Chief Financial Officer of Tenant (or of Tenant's general partner or managing member, if applicable) and of Guarantor's Chief Financial Officer, in which such Officer shall certify (a) that such statements have been properly prepared in accordance with GAAP and are true, correct and complete in all material respects and fairly present the consolidated financial condition of the Tenant at and as of the dates thereof and the results of its operations for the period covered thereby, and (b) that no Event of Default has occurred and is continuing hereunder.

         17.3 Annual Financial Statements. Tenant shall deliver to Landlord within ninety (90) days after the end of each Fiscal Year, a profit and loss statement, balance sheet and statement of cash flow certified by an independent certified public accountant who is actively engaged in the practice of his profession and who is acceptable to Landlord (which statement shall also be certified by an officer, partner or member in Tenant) together with copies of all reports and communications furnished to Guarantor, Tenant's other Affiliated Persons or any manager of the Leased Property, showing results from the operation of the Leased Property during such Fiscal Year, and reasons for material variations from the approved budget for such year. Tenant shall also deliver to Landlord at Landlord's expense at any time and from time to time, upon not less than twenty (20) days notice from Landlord, any financial statements or other financial reporting information required to be filed by Landlord with the SEC or any other governmental authority or required pursuant to any order issued by any Governmental Agencies or arbitrator in any litigation to which Landlord is a party for purposes of compliance therewith. The financial statements required herein are in addition to the statements required under
Section 3.3.2 hereof. Notwithstanding the foregoing, in the event that Tenant's financial records are not otherwise being reviewed or audited by an independent certified public accountant then the Landlord will accept financial statements certified true and correct by the Chief Financial Officer of Tenant (or of Tenant's general partner or managing member, if applicable) and by the Guarantor's Chief Financial Officer.

         17.4 Records. Tenant shall keep and maintain at all times in accordance with GAAP (separate and apart from its other books, records and accounts) complete and accurate up-to-date books and records adequate to reflect clearly and correctly the results of operations of the Leased Property, on an accrual basis, including but not limited to, each calculation of Percentage Rent. Such books and records shall be kept and maintained at the Leased Property or Tenant's principal office in Nashville, Tennessee. Landlord or its representatives shall have, at all reasonable times during normal business hours, reasonable access, on reasonable advance notice, to examine and copy the books and records pertaining to the Leased Property and the Tenant Shortfall Reserve. Such books and records shall be available for at least four (4) years after the applicable quarterly calculation of Percentage Rent for Landlord's inspection, copying, review and audit at Landlord's expense during reasonable business hours and upon reasonable notice for the purpose of verifying the accuracy of Tenant's calculation of Percentage Rent.

         17.5 General Operations Budget. In addition to the Reserve Estimate, Tenant shall furnish to Landlord, on or before December 1 of each Fiscal Year proposed annual budgets in a form satisfactory to Landlord and consistent with the then standards for the same brand of assisted living and dementia care facilities as the Facility setting forth projected income and costs and expenses projected to be incurred by Tenant in managing, leasing, maintaining and operating the Facility during the following Fiscal Year.

         17.6 Quarterly Meetings. At Landlord's request, Tenant shall make the Tenant's property management team and the executive officers of Tenant (or of Tenant's general partner or managing member, if applicable) available to meet with Landlord on a quarterly basis to discuss the Reserve Estimate, the annual budgets and any other items related to the operation of the Facility, which Landlord wishes to discuss. Tenant agrees to give good faith consideration to any suggestions or requests that Landlord may have.

                                   ARTICLE 18

                           LANDLORD'S RIGHT TO INSPECT

         Landlord, Mortgagee and their agents shall have the right to enter upon the Leased Property or any portion thereof at any reasonable time to inspect the same, including but not limited to, the operation, sanitation, safety, maintenance and use of the same, or any portions of the same and to assure itself that Tenant is in full compliance with its obligations under this Agreement (but Landlord and Mortgagee shall not thereby assume any responsibility for the performance of any of Tenant's obligations hereunder, nor any liability arising from the improper performance thereof). In making any such inspections, neither Landlord nor Mortgagee shall unduly interrupt or interfere with the conduct of Tenant's business.

                                   ARTICLE 19

                               FACILITY MORTGAGES

         19.1 Subordination. This Agreement, Tenant's interest hereunder and Tenant's leasehold interest in and to the Leased Property are hereby agreed by Tenant to be and are hereby made junior, inferior, subordinate and subject in right, title, interest, lien, encumbrance, priority and all other respects to any mortgage or mortgages and security interests now or hereafter in force and effect upon or encumbering Landlord's interest in the Leased Property, or any portion thereof, and to all collateral assignments by Landlord to any third party or parties of any of Landlord's rights under this Agreement or the rents, issues and profits thereof or therefrom as security for any liability or indebtedness, direct, indirect or contingent, of Landlord to such third party or parties, and to all future modifications, extensions, renewals, consolidations and replacements of, and all amendments and supplements to any such mortgage, mortgages or assignments, and upon recording of any such mortgage, mortgages or assignments, the same shall be deemed to be prior in dignity, lien and encumbrance to this Agreement, Tenant's interest hereunder and Tenant's leasehold interest in and to the Leased Property irrespective of the dates of execution, delivery or recordation of any such mortgage, mortgages or assignments (such mortgages, mortgages, security interests, assignments, modifications, extensions, renewals, amendments, supplements and replacement being a "Facility Mortgage"). The subordination of this Lease shall be upon the express condition that the validity of this Lease shall be recognized by the Mortgagee, and that, notwithstanding any default by the mortgagor, with respect to such mortgage, Tenant's possession and right of use under this Lease in and to the Leased Property (including rights to have insurance and condemnation proceeds made available for proper reconstruction of the Leased Property) shall not be disturbed by such Mortgagee unless and until Tenant shall breach any of the provisions hereof and this Lease or Tenant's right to possession hereunder shall have been terminated or shall be terminable in accordance with the provisions of this Lease. The foregoing subordination and non-disturbance provisions of this Section shall be automatic and self-operative without the necessity of the execution of any further instrument or agreement of subordination on the part of Tenant. Tenant acknowledges and agrees that notwithstanding the foregoing automatic subordination, if Landlord or Mortgagee shall request that Tenant execute and deliver any further instrument or agreement of subordination of this Agreement or Tenant's interest hereunder or Tenant's leasehold interest in the Leased Property to any such Facility Mortgage, in confirmation or furtherance of or in addition to the foregoing subordination provisions of this Section, Tenant shall promptly execute and deliver the same to the requesting party (provided that such instrument or agreement also reflects the non-disturbance provisions set forth above).
Further,   Tenant  agrees  that  it  will,  from  time  to  time,  execute  such documentation as may be requested by Landlord and any Mortgagee (a) to assist Landlord and such Mortgagee in establishing or perfecting any security interest in Landlord's interest in the Reserve and the funds therein; and (b) to facilitate or allow Landlord to encumber the Leased Property as herein contemplated. If, within thirty (30) days following Tenant's receipt of a written request by Landlord or the holder or proposed holder of any such Facility Mortgage, Tenant shall fail or refuse or shall have not executed any such further instrument or agreement of subordination, for whatever reason, Tenant shall be in breach and default of its obligation to do so and of this Agreement and Landlord shall be entitled thereupon to exercise any and all remedies available to Landlord pursuant to this Agreement or otherwise provided by law.

         19.2 Attornment. Tenant shall and hereby agrees to attorn, and be bound under all of the terms, provisions, covenants and conditions of this Agreement, to any successor of the interest of Landlord under this Agreement for the balance of the Term of this Agreement remaining at the time of the succession of such interest to such successor. In particular, in the event that any proceedings are brought for the foreclosure of any Facility Mortgage, Tenant shall attorn to the purchaser at any such foreclosure sale and recognize such purchaser as Landlord under this Agreement. Tenant agrees that neither the purchaser at any such foreclosure sale nor the foreclosing Mortgagee or holder of any such Facility Mortgage shall have any liability for any act or omission of Landlord, be subject to any offsets or defenses which Tenant may have as claims against Landlord, or be bound by any advance rents which may have been paid by Tenant to Landlord for more than the current period in which such rents come due.

         19.3 Rights of Mortgagees and Assignees. Provided Landlord has given Tenant notice thereof, any Mortgagee shall have the right to unilateral enjoyment, exercise or control over the rights, remedies, powers and interests of Landlord hereunder, or otherwise arising under Applicable Law, as assigned or granted to such Mortgagee by Landlord or as provided in any Facility Mortgage. At the time of giving any notice of default to Landlord, Tenant shall mail or deliver to any Mortgagee of whom Tenant has notice, a copy of any such notice. No notice of default or termination of this Agreement by Tenant shall be effective until each Mortgagee shall have been furnished a copy of such notice by Tenant. In the event Landlord fails to cure any default by it under this Agreement, the Mortgagee shall have, at its option, a period of thirty (30) days after expiration of any cure period of Landlord within which to remedy such default of Landlord or to cause such default to be remedied. In the event that the Mortgagee elects to cure any such default by Landlord, then Tenant shall accept such performance on the part of such Mortgagee as though the same had been performed by Landlord, and for such purpose Tenant hereby authorizes any Mortgagee to enter upon the Leased Property to the extent necessary to exercise any of Landlord's rights, powers and duties under this Agreement. If, in the event of any default by Landlord which is reasonably capable of being cured by a Mortgagee, the Mortgagee promptly commences and diligently pursues to cure the default, then Tenant will not terminate this Agreement or cease to perform any of its obligations under this Agreement so long as the Mortgagee is, with due diligence, engaged in the curing of such default.

                                   ARTICLE 20

                         ADDITIONAL COVENANTS OF TENANT

         20.1 Conduct of Business. Tenant shall not engage in any business other than the leasing and operation of the Leased Property for the Permitted Use and activities incidental thereto, including without limitation the delivery of services to the Facility residents under the Service Licenses or otherwise, and shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect and in good standing its corporate, limited partnership, limited liability company or other entity status and existence and its rights and licenses necessary to conduct such business. Promptly upon receipt of same, Tenant shall provide Landlord with copies of all licenses, licensure and certification surveys and related plans of correction, and notices of corrective action required, of loss of licensure or certification of the Facility, or of any limits imposed upon admissions to the Facility.

         20.2 Additional Covenants of Tenant. In addition to the other covenants and representations of Tenant herein and in this Agreement, Tenant hereby covenants, acknowledges and agrees that Tenant shall:

                   (a) Not guaranty any  obligation of any Person other than the tenant under any ARC-Related Lease;

                   (b) Pay or cause to be paid all  lawful  claims for labor and rents with respect to the Leased Property;

                   (c) Pay or cause to be paid all trade payables;

                   (d) Not declare,  order, pay or make, directly or indirectly, any Distribution or any payments to any members or Affiliated Persons as to Tenant (including payments in the ordinary course of business and payments pursuant to any management agreements with any such Affiliate), or set apart any sum of property therefor, or agree to do so, if, at the time of such proposed action or immediately after giving effect thereto, any Event of Default shall exist;

                   (e) Except as  otherwise  permitted  by this  Agreement,  not sell, lease (as lessor or sublessor), transfer or otherwise dispose of or abandon, all or any material portion of its assets or business to any Person, or sell, lease, transfer or otherwise dispose of or abandon any of Tenant's Personal Property, provided, however, Tenant may dispose of portions of Tenant's Personal Property which have become inadequate, obsolete, worn-out, unsuitable, undesirable or unnecessary, provided substitute equipment or fixtures having equal or greater value and utility have been provided.

                   (f) Provide and maintain  throughout  the Term,  all Tenant's
              Personal Property and P&E Replacements as shall be necessary in order to operate the Leased Property in compliance with applicable legal requirements and insurance requirements and otherwise in accordance with customarily practice in the industry for the Permitted Use. If, from and after the Commencement Date, Tenant acquires an interest in any items of tangible personal property (other than motor vehicles) on, or in connection with the Leased Property which belong to anyone other than Tenant, Tenant shall require the agreement permitting such use to provide that Landlord or its designee may assume Tenant's rights and obligations under such agreement upon the termination of this Agreement and any assumption of management or operation of the Leased Property by Landlord or its designee.

                   (g) Deliver to Landlord within thirty (30) days after receipt of or after modification thereof, copies of all licenses authorizing Tenant to operate the Leased Property for its Permitted Use.

                   (h) Undertake a risk management analysis and report regarding the operation of the Facility annually for compliance with all Applicable Laws governing the ongoing use and operation of the Facility for the Permitted Use and provide Landlord with a copy of the report and any other results of the analysis.

                   (i) Give prompt  notice to Landlord of any  litigation or any administrative proceeding involving Tenant, Landlord or the Leased Property of which Tenant has notice or actual knowledge and which involves a potential uninsured liability equal to or greater than $100,000.00 or which, in Tenant's reasonable opinion, may otherwise result in any material adverse change in the business, operations, property, prospects, results of operation or conditions, financial or otherwise, of Tenant or the Facility.

                   (j) Not,  except as approved in writing by  Landlord,  either directly or indirectly, for itself, or through, or on behalf of, or in connection with any Person, divert or attempt to divert any business or customer of the Leased Property to any competitor, by direct or indirect inducement or otherwise, or do or perform, directly or indirectly, any other act injurious or prejudicial to the good will associated with the Landlord or the Leased Property.

                   (k) Except for liabilities incurred in the ordinary course of business, not create, incur, assume or guarantee, or permit to exist or become or remain liable directly or indirectly upon, any Indebtedness except Indebtedness of Tenant to Landlord (or, if unsecured and expressly subject to the terms of this Agreement and Landlord's interest hereunder, and payable solely out of excess cash flow after payment of all Rent hereunder, to Tenant's shareholders, partners or members, as applicable). Tenant further agrees that the obligee in respect of any such Indebtedness shall agree in writing, in form and substance satisfactory to Landlord that (w) the payment of such Indebtedness shall be expressly subordinated in all respects to all of Tenant's obligations under this Agreement, (x) no remedies may be exercised by the obligee with respect to enforcement or collection of such Indebtedness until such time as this Agreement shall be terminated and all of Tenant's obligations hereunder shall have been discharged in full;
              (y) such Indebtedness shall not be assigned by the obligee to any other party; and (z) the obligee shall not initiate or join in any bankruptcy proceedings against Tenant. As used in this Section 20.2(k) (and notwithstanding any other definition of Indebtedness herein), Indebtedness shall mean all obligations, contingent or otherwise, to pay or repay monies irrespective of whether, in accordance with GAAP, such obligations should be reflected on the obligor's balance sheet as debt.

         20.3 Tenant a Single Purpose Entity. Tenant represents, agrees and warrants that Tenant is, and throughout the Term will remain, a Single Purpose Entity as described and contemplated on Exhibit "F" hereof. Notwithstanding the foregoing, the Landlord agrees that the requirements for an Independent Director or Independent Member thereunder shall not apply so long as Tenant is an Affiliated Person of Guarantor.

         20.4 Intentionally Omitted.

                                   ARTICLE 21

                                  MISCELLANEOUS

         21.1 Limitation on Payment of Rent. All agreements between Landlord and Tenant herein are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of Rent, or otherwise, shall the Rent or any other amounts payable to Landlord under this Agreement exceed the maximum permissible under Applicable Laws, the benefit of which may be asserted by Tenant as a defense, and if, from any circumstance whatsoever, fulfillment of any provision of this Agreement, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, or if from any circumstances Landlord should ever receive as fulfillment of such provision such an excessive amount, then, ipso facto, the amount which would be excessive shall be applied to the reduction of the installment(s) of Minimum Rent next due and not to the payment of such excessive amount. This provision shall control every other provision of this Agreement and any other agreements between Landlord and Tenant.

         21.2 No Waiver. No release, discharge or waiver of any provision hereof shall be enforceable against or binding upon Landlord or Tenant unless in writing and executed by Landlord or Tenant, as the case may be. Neither the failure of Landlord or Tenant to insist upon a strict performance of any of the terms, provisions, covenants, agreements and conditions hereof, nor the acceptance of any Rent by Landlord with knowledge of a breach of this Agreement by Tenant in the performance of its obligations hereunder, or the following of any practice or custom at variance with the terms hereof, shall be deemed or constitute a waiver of any rights or remedies that Landlord or Tenant may have or a waiver of any subsequent breach or default in any of such terms, provisions, covenants, agreements and conditions or the waiver of the right to demand exact compliance with the terms hereof.

         21.3 Remedies Cumulative. To the maximum extent permitted by law, each legal, equitable or contractual right, power and remedy of Landlord, now or hereafter provided either in this Agreement or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Landlord of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Landlord of any or all of such other rights, powers and remedies.

         21.4 Severability. Any clause, sentence, paragraph, section or provision of this Agreement held by a court of competent jurisdiction to be invalid, illegal or ineffective shall not impair, invalidate or nullify the remainder of this Agreement, but rather the effect thereof shall be confined to the clause, sentence, paragraph, section or provision so held to be invalid, illegal or ineffective, and this Agreement shall be construed as if such invalid, illegal or ineffective provisions had never been contained therein.

         21.5 Acceptance of Surrender. No surrender to Landlord of this Agreement or of the Leased Property or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Landlord and no act by Landlord or any representative or agent of Landlord, other than such a written acceptance by Landlord, shall constitute an acceptance of any such surrender.

         21.6 No Merger of Title. It is expressly acknowledged and agreed that it is the intent of the parties that there shall be no merger of this Agreement or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, this Agreement or the leasehold estate created hereby and the fee estate or ground landlord's interest in the Leased Property.

         21.7 Tenant's Representations. In addition to any other representation or warranty set forth herein and as an inducement to Landlord to enter into this Agreement, Tenant hereby represents and warrants to Landlord as follows:

                   (a) Tenant is a Tennessee  limited liability company which is duly organized and validly existing and in good standing under the laws of the State of its formation. Tenant has all requisite power and authority under the laws of the State of its formation and the laws of the State of Tennessee and its partnership or operating agreement, articles of incorporation, by-laws, or other charter documents to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. Tenant is duly authorized to transact business in any jurisdiction in which the nature of the business conducted by it requires such qualification.

                   (b) Tenant has taken all  necessary  action to authorize  the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by Tenant, prior to the date hereof, such document shall constitute the valid and binding obligation and agreement of Tenant, enforceable against Tenant in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors and except to the extent that the availability of equitable relief may be subject to the discretion of the court before which any proceeding may be brought.

                   (c) There are no judgments presently outstanding and unsatisfied against Tenant or any of its properties, and neither Tenant nor any of its properties are involved in any material litigation at law or in equity or any proceeding before any court, or by or before any governmental or administrative agency, which litigation or proceeding could materially adversely affect Tenant, and no such material litigation or proceeding is, to the knowledge of Tenant, threatened against Tenant and no investigation looking toward such a proceeding has begun or is contemplated.

                   (d) To the  knowledge of Tenant,  neither this  Agreement nor any other document, certificate or statement furnished to Landlord by or on behalf of Tenant in connection with the transaction contemplated herein contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. To the knowledge of Tenant there is no fact or condition which materially and adversely affects the business, operations, affairs, properties or condition of Tenant which has not been set forth in this Agreement or in other documents, certificates or statements furnished to Landlord in connection with the transaction contemplated hereby.

                   (e) Tenant hereby represents to Landlord that, in the reasonable opinion of Tenant, the Leased Property and the Leased Improvements therein are adequately furnished and contain adequate P&E and Inventories consistent with the amount of P&E and Inventories which is customarily maintained in assisted living and dementia care facilities of the type and character of the Leased Property as otherwise required to operate the Leased Property in a manner contemplated by this Agreement and in compliance with all legal requirements.

                   (f) Tenant  acknowledges  that  Tenant's  failure or repeated delays in making prompt payment in accordance with the terms of any agreement, leases, invoices or statements for purchase or lease of P&E, Inventories or other goods or services will be detrimental to the reputation of Landlord and Tenant.

                   (g) All  employees  of Tenant are solely  employees of Tenant and not Landlord. Tenant is not Landlord's agent for any purpose in regard to Tenant's employees or otherwise. Further, Tenant expressly acknowledges and agrees that Landlord does not exercise any direction or control over the employment policies or employment decisions of Tenant.

                   (h) Tenant has not (i) made any  contributions,  payments  or gifts to or for the private use of any governmental official, employee or agent where either the payment or the purpose of such contribution, payment or gift is illegal under the laws of the United States or the jurisdiction in which made, (ii) established or maintained any unrecorded fund or asset for any purpose or made any false or artificial entries on its books, (iii) given or received any payments or other forms of remuneration in connection with the referral of patients which would violate the Medicare/Medicaid Anti-kickback Law, Section 1128(b) of the Social Security Act, 42 U.S.C. Section 1320a-7b(b), the federal physician self-referral law, 42 U.S.C. Section 1395 nn, or any analogous state statute or (iv) made any payments to any person with the intention or understanding that any part of such payment was to be used for any purpose other than that described in the documents supporting the payment. Tenant shall not take any such actions during the Term of this Agreement.

                   (i) Tenant has not  knowingly  filed or failed to correct any claims for payment or cost reports with Medicare or Medicaid that are not true and correct in all material respects and, to Tenant's knowledge, no refunds or overpayments from either Medicare or Medicaid are due and owing.

                   (j) Tenant's equity is directly and (if applicable) indirectly owned as shown on Exhibit "G". Tenant shall promptly provide to Landlord, upon the occurrence thereof but in any event not more than fifteen (15) days following a written request therefor, written notice of any change in the executive officers, directors, shareholders, partners, and/or members of Tenant, as applicable to Tenant's formation and structure, and of any change in the respective interests in Tenant held by each of such Persons.

         21.8 Quiet Enjoyment. Landlord covenants and agrees that so long as Tenant shall timely pay all rents due to Landlord from Tenant hereunder and keep, observe and perform all covenants, promises and agreements on Tenant's part to be kept, observed and performed hereunder, Tenant shall and may peacefully and quietly have, hold and occupy the Leased Property free of any interference from Landlord or any Person claiming by, through or under Landlord; subject, however, and nevertheless to the terms, provisions and conditions of this Agreement, the Permitted Encumbrances, any other documents affecting record title to or the use and occupancy of the Leased Property immediately prior to the conveyance thereof to Landlord on or about the date hereof, and documents affecting title to the Leased Property approved by Tenant. Landlord shall not, without the prior written approval of Tenant, enter into or record any document which purports to or which by its terms will materially and adversely affect the Tenant, Tenant's use and enjoyment of the Leased Property or Tenant's rights under this Agreement (such approval not to be unreasonably withheld, delayed or conditioned provided that the same is appropriate and reasonably necessary in connection with the normal and ordinary course of ownership and use of the Facility).

         21.9 Recordation of Memorandum of Lease. At either party's option, a short form memorandum of this Agreement, in the form attached hereto as Exhibit "E" shall be recorded or filed among the appropriate land records of the County in which the Leased Property is located, and Tenant shall pay the transfer and all recording costs associated therewith. In the event of a discrepancy between the provisions of this Agreement and such short form memorandum thereof, the provisions of this Agreement shall prevail.

         21.10 Notices. Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing and the same shall be delivered either in hand, by telecopier with written acknowledgment of receipt, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

         (b) All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of acknowledged receipt, in the case of a notice by telecopier, and, in all other cases, upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

         (c) All such notices shall be addressed,

         if to Landlord to:

                  CNL Retirement - AM/Tennessee LP
                  CNL Center at City Commons
                  450 South Orange Avenue
                  Orlando, FL  32801
                  Attn: Chief Operating Officer
                  Telecopier No. (407) 835-3232

         with a copy to:

                  Lowndes, Drosdick, Doster, Kantor and Reed, P.A. 215 North Eola Drive
                  P.O. Box 2809
                  Orlando, FL  32809
                  Attn:  Thomas E. Francis, Esq.
                  Telecopier No. (407) 843-4444

         if to Tenant to:

                  Homewood at Brookmont Terrace, LLC
                  111 Westwood Place, Suite 402,
                  Brentwood, Tennessee 37027
                  Phone:   (615) 221-2250
                  Fax:     (615) 221-2269
                  Attn:  Mr. George Hicks, Chief Financial Officer

         with a copy to:

                  Bass, Berry & Sims PLC
                  315 Deaderick Street, Suite 2700
                  Nashville, Tennessee 37238
                  Attn:  T. Andrew Smith, Esquire
                  Phone:   (615) 742-6200
                  Fax      (615) 742-2766

         (d) By notice given as herein provided, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address within the United States of America.

         21.11 Construction; Nonrecourse. Anything contained in this Agreement to the contrary notwithstanding, all claims against, and liabilities of, Tenant or Landlord arising prior to any date of termination or expiration of this Agreement with respect to the Leased Property shall survive such termination or expiration. Each term or provision of this Agreement to be performed by Tenant shall be construed as an independent covenant and condition. Time is of the essence with respect to the performance by Tenant of its obligations under this Agreement, including, without limitation, obligations for the payment of money. Except as otherwise set forth in this Agreement, any obligations arising prior to the expiration or sooner termination of this Agreement of Tenant (including without limitation, any monetary, repair and indemnification obligations) and Landlord shall survive the expiration or sooner termination of this Agreement. In addition, solely with respect to Landlord, nothing contained in this Agreement shall be construed to create or impose any liabilities or obligations and no such liabilities or obligations shall be imposed on any of the shareholders, beneficial owners, direct or indirect, officers, directors, trustees, employees or agents of Landlord or Tenant for the payment or performance of the obligations or liabilities of Landlord hereunder. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

         21.12 Counterparts; Headings. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but which, when taken together, shall constitute but one instrument and shall become effective as of the date hereof when copies hereof, which, when taken together, bear the signatures of each of the parties hereto shall have been signed. Captions and headings in this Agreement are for purposes of reference only and shall in no way define, limit or describe the scope or intent of, or otherwise affect, the provisions of this Agreement.

         21.13 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State in which the Leased Property is located.

         21.14 Right to Make Agreement. Each party warrants, with respect to itself, that neither the execution and delivery of this Agreement, nor the compliance with the terms and provisions hereof, shall violate any provision of any law, or any judgment, writ, injunction, order or decree of any court or Governmental Authority; nor result in or constitute a breach or default under or the creation of any lien, charge or encumbrance upon any of its property or assets under, any indenture, mortgage, deed of trust, contract, other commitment or restriction to which it is a party or by which it is bound; nor require any consent, vote or approval which has not been given or taken, or at the time of the transaction involved shall not have been given or taken. Each party covenants that it has and will continue to have throughout the term of this Agreement and any extensions thereof, the full right to enter into this Agreement and perform its obligations hereunder.

         21.15 Brokerage. Landlord and Tenant hereby represent and warrant to each other that they have not engaged, employed or utilized the services of any business or real estate brokers, salesmen, agents or finders in the initiation, negotiation or consummation of the business and real estate transaction reflected in this Agreement. On the basis of such representation and warranty, each party shall and hereby agrees to indemnify and save and hold the other party harmless from and against the payment of any commissions or fees to or claims for commissions or fees by any real estate or business broker, salesman, agent or finder resulting from or arising out of any actions taken or agreements made by them with respect to the business and real estate transaction reflected in this Agreement.

         21.16 No Partnership or Joint Venture. Landlord shall not, by virtue of this Agreement, in any way or for any purpose, be deemed to be a partner of Tenant in the conduct of Tenant's business upon, within or from the Leased Property or otherwise, or a joint venturer or a member of a joint enterprise with Tenant.

         21.17 Entire Agreement. This Agreement contains the entire agreement between the parties and, except as otherwise provided herein, can only be changed, modified, amended or terminated by an instrument in writing executed by the parties. It is mutually acknowledged and agreed by Landlord and Tenant that there are no verbal agreements, representations, warranties or other understandings affecting the same; and that Tenant hereby waives, as a material part of the consideration hereof, all claims against Landlord for rescission, damages or any other form of relief by reason of any alleged covenant, warranty, representation, agreement or understanding not contained in this Agreement.

         21.18 Costs and Attorneys' Fees. In addition to Landlord's rights under Sections 12.2 and 14.2, if either party shall bring an action to recover any sum due hereunder, or for any breach hereunder, and shall obtain a judgment or decree in its favor, the court may award to such prevailing party its reasonable costs and reasonable attorney's fees based upon service rendered at hourly rates, specifically including reasonable attorney's fees incurred in connection with any appeals (whether or not taxable as such by law). Landlord shall also be entitled to recover its reasonable attorney's fees based upon service rendered at hourly rates and costs incurred in any bankruptcy action filed by or against Tenant, including, without limitation, those incurred in seeking relief from the automatic stay, in dealing with the assumption or rejection of this Agreement, in any adversary proceeding, and in the preparation and filing of any proof of claim.

         21.19 Approval of Landlord. Whenever Tenant is required under this Agreement to do anything to meet the satisfaction or judgement of Landlord, the reasonable satisfaction or judgement of Landlord shall be deemed sufficient. The foregoing provision of this Section shall not apply in any instance where the provisions of this Agreement expressly state that the provisions of this Section do not apply or where the provisions of this Agreement expressly state that such consent, approval or satisfaction are subject to the sole and absolute discretion or judgement of Landlord, and in each such instance Landlord's approval or consent may be unreasonably withheld or unreasonable satisfaction or judgement may be exercised by Landlord.

         21.20 Successors and Assigns. The agreements, terms, provisions, covenants and conditions contained in this Agreement shall be binding upon and inure to the benefit of Landlord and Tenant and, to the extent permitted herein, their respective successors and assigns.

         21.21 Waiver of Jury Trial. TENANT AND LANDLORD HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY
APPLICABLE LAWS, THE RIGHT EITHER OF THEM OR THEIR HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS OR ASSIGNS MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION PROCEEDINGS OR COUNTERCLAIM, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, THE RELATIONSHIP OF LANDLORD AND TENANT HEREUNDER, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT TO LANDLORD'S ACCEPTING THIS AGREEMENT.

         21.22 Treatment of Lease. Landlord and Tenant each agree to treat this Agreement as a true lease for tax purposes and as an operating lease for generally accepted accounting principles.

         21.23 Transfer of Licenses. Upon the expiration or sooner termination of this Agreement, Tenant shall use its best efforts to transfer and assign to Landlord or its designee or assist Landlord or its designee in obtaining transfer or assignment of all Leased Intangible Property, including without
limitation  and  together  with  any  contracts,   licenses  (including  without
limitation all licenses identified as part of the Initial Tenant Personal Property and any replacements thereof and additions thereto), permits, development rights, trade names (except for trade names as included within the Initial Tenant Personal Property), telephone exchange numbers identified with the Leased Property, approvals and certificates and all other intangible rights, benefits and privileges of any kind or character with respect to the Leased Property, useful or required for the then operation of the Leased Property (except for proprietary software as included within the Initial Tenant Personal Property). If requested by Landlord and to the extent permitted by law the Tenant shall provide a collateral assignment of such licenses and other intangible rights as further security for Tenant's obligations hereunder.

         21.24 Tenant's Personal Property. Upon the expiration or sooner termination of the Term of this Agreement, Landlord may, in its sole and absolute discretion, elect to either (i) give Tenant Notice that Tenant shall be required, within ten (10) Business Days after such expiration or termination, to remove all of Tenant's Personal Property from the Leased Property, or (ii) pay Tenant's book value of such Tenant's Personal Property (not including, however, trade names and proprietary software listed as part of the Initial Tenant Personal Property, which shall remain the sole property of Tenant). Failure of Landlord to make such election shall be deemed an election to proceed in accordance with clause (ii) preceding.

         21.25  Landlord's  Representations.   Landlord  hereby  represents  and
warrants to Tenant as follows:

                   (a) Landlord is a limited partnership duly organized and validly existing and in good standing under the laws of the State of Delaware. Landlord has all requisite power and authority under the laws of the State of Delaware and its charter documents to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

                   (b) Landlord has taken all necessary  action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery hereof, this Agreement shall constitute the valid and binding agreement of Landlord.

         21.26 Guaranty of Lease. The Landlord has entered into this Lease in reliance upon the Guaranty of Lease by the Guarantor in favor of Landlord dated of even date herewith (the "Guaranty"), pursuant to which the Guarantor has unconditionally guaranteed all of the obligations of the Tenant under this Lease, including without limitation the covenants of Tenant in Sections 4.4 and
Section 4.6 hereof , and all of the additional covenants of Tenant in Article 20 hereof.

         21.27 Guaranty of ARC-Related Leases. The obligations of each tenant under each ARC-Related Lease (whether now in effect or entered into in the future) also shall be and are hereby unconditionally guaranteed by Tenant. Tenant agrees that its guaranty of the ARC-Related Leases hereunder shall be a material inducement for the execution of each ARC-Related Lease, is and shall be a guaranty of payment and performance and not of collection solely, and shall be effective in accordance with the terms and conditions of the Guaranty, which are incorporated herein by this reference. Notwithstanding the foregoing, and the automatic and unconditional guaranty of all ARC-Related Leases hereunder, Tenant shall upon request of the Landlord or its Affiliated Persons promptly execute and deliver a separate Unconditional Guaranty of Payment and Performance with respect to each ARC-Related Lease.

         IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date above first written.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

                             LANDLORD:

                             CNL RETIREMENT - AM/TENNESSEE LP, a
                             Delaware limited partnership

                             By: CNL Retirement - GP/Tennessee Corp., a Delaware corporation, its general partner

                                      By:  /s/ Bradley B. Rush
                                           ------------------------------

                                      Printed name:  Bradley B. Rush
                                                     --------------------

                                      Title:  Senior Vice President

                                               (CORPORATE SEAL)



                             TENANT:

                             HOMEWOOD AT  BROOKMONT  TERRACE,  LLC,
                             a Tennessee  limited  liability company



                             By:  /s/ George T. Hicks
                                  ---------------------------------------

                             Printed name:  George T. Hicks
                                            -----------------------------

                             Title:  EVP - Finance, CFO, Secretary and Treasurer
                                     -------------------------------------------


                             NOTICE:  This  agreement  contains
                             waivers and indemnities by the Tenant of the Landlord's own negligence.

                                   Exhibit "A"

                                    The Land

Being a tract of land lying in Nashville, Davidson County, Tennessee, and being more particularly described as follows:

Beginning at an iron rod set at the southerly intersection of the northerly right-of-way line of the Memphis-Bristol Highway, Highway 70 South, width varies, and the easterly right-of-way line of Brookmont Terrace, width 50 feet;

Thence, with the easterly right-of-way line of Brookmont Terrace along a curve to the right, with an arc length of 97.65 feet, the central angle of which is 28(0) 37' 14" the radius of which is 195.49 feet, the chord of which is North 32(0) 53' 21" East, 96.64 feet to an iron rod set;

Thence, North 47(0)11' 58" East, 151.58 feet to an iron rod set;

Thence, along a curve to the left, with an arc length of 197.73 feet, the central angle of which is 21(0) 05' 35", the radius of which is 537.09 feet, the chord of which is North 36(0) 39' 10" East, 196.61 feet to an iron rod set;

Thence, along a curve to the right, with an arc length of 94.69 feet, the central angle of which is 06(0) 46' 49", the radius of which is 800.15 feet, the chord of which is North 29(0) 40' 56" East, 94.64 feet to an iron rod set;

Thence, North 33(0)04' 21" East, 400.16 feet to an iron rod set;

Thence, along a curve to the right, with an arc length of 233.81 feet, the central angle of which is 30(0) 59' 59", the radius of which is 432.14 feet, the chord of which is North 48(0) 34' 21" East, 230.97 feet to an iron rod set;

Thence, North 63(0)58' 17" East, 454.24 feet to an iron rod set;

Thence, North 74(0) 48' 49" East, 340.27 feet to an iron rod set at the northerly intersection of the easterly right-of-way of Brookmont Terrace and the northerly right-of-way line of the Memphis-Bristol Highway, Highway 70 South;

Thence, leaving the easterly right-of-way line of Brookmont Terrace with the northerly right-of-way line of the Memphis-Bristol Highway, Highway 70 South, South 36(0) 50' 35" West, 269.39 feet to an iron rod set;

Thence, South 37(0)01' 16" West, 309.94 feet to an iron rod set;

Thence, along a curve to the right, with an arc length of 663.98 feet, the central angle of which is 10(0) 57' 37", the radius of which is 3470.99 feet, the chord of which is South 49(0) 40' 59" West, 662.96 feet to an iron rod set;

Thence, South 34(0)50' 13" East, 30.00 feet to an iron rod set;

Thence, along a curve to the right, with an arc length of 583.91 feet, the central angle of which is 09(0) 33' 22", the radius of which is 3500.99 feet, the chord of which is South 59(0) 56' 28" West, 583.24 feet to an iron rod set;

Thence, North 85(0) 59' 09" West, 115.00 feet to the point of beginning, containing 479,930 square feet (11.018 acres more or less).

                                   Exhibit "B"

                            Initial Term Minimum Rent

The amount of Minimum Rent due during the Initial Term 1 as follows:

For Accounting Year 1                              $  918,179.63

Commencing with the 2nd Accounting Year, and on the first day of each Accounting Year thereafter during the Initial Term, Minimum Rent shall increase by two percent (2%) over the Minimum Rent owing in the immediately preceding Accounting Year. Accordingly, the Minimum Rent owing from the 2nd Accounting Year through the end of the Initial Term of this Agreement shall be as follows:

For Accounting Year 2                              $  936,543.22

For Accounting Year 3                              $  955,274.08

For Accounting Year 4                              $  974,379.56

For Accounting Year 5                              $  993,867.15

For Accounting Year 6                             $ 1,013,744.50

For Accounting Year 7                             $ 1,034,019.39

For Accounting Year 8                             $ 1,054,699.78

For Accounting Year 9                             $ 1,075,793.77

For Accounting Year 10                            $ 1,097,309.65

For Accounting Year 11                            $ 1,119,255.84

For Accounting Year 12                            $ 1,141,640.96

For Accounting Year 13                            $ 1,164,473.78

For Accounting Year 14                            $ 1,187,763.25

For Accounting Year 15                            $ 1,211,518.52


------------------
1 Absent and assuming no increase in respect of any Earn Out Payment under the Earn Out Agreement with American Retirement Corporation

                                   Exhibit "C"

                                Appraisal Process

         If Landlord and Tenant are unable to agree upon the fair market value of the Leased Property within any relevant period provided in this Agreement, each shall within ten (10) days after written demand by the other select one MAI Appraiser to participate in the determination of fair market value. Within ten
(10) days of such selection, the MAI Appraisers so selected by Landlord and Tenant shall select a third MAI Appraiser. The three (3) selected MAI Appraisers shall each determine the fair market value of the Leased Property within thirty
(30) days of the selection of the third appraiser. To the extent consistent with sound appraisal practices as then existing at the time of any such appraisal, and if requested by Landlord, such appraisal, shall be made on a basis consistent with the basis on which the Leased Property was appraised at the time of its acquisition by Landlord. Tenant shall pay the fees and expenses of any MAI Appraisers retained pursuant to this Exhibit.

         In the event either Landlord or Tenant fails to select a MAI Appraiser within the time period set forth in the foregoing paragraph, the MAI Appraiser selected by the other party shall alone determine the fair market value of the Leased Property in accordance with the provisions of this Exhibit and the fair market value so determined shall be binding upon Landlord and Tenant.

         In the event the MAI Appraisers selected by Landlord and Tenant are unable to agree upon a third MAI Appraiser within the time period set forth in the first paragraph of this Exhibit, either Landlord or Tenant shall have the right to apply at Tenant's expense to the presiding judge of the court of original trial jurisdiction in the county in which the Leased Property is located to name the third MAI Appraiser.

         Within five (5) days after completion of the third MAI Appraiser's appraisal, all three MAI Appraisers shall meet and a majority of the MAI Appraisers shall attempt to determine the fair market value of the Leased Property. If a majority are unable to determine the fair market value at such meeting, the three appraisals shall be added together and their total divided by three. The resulting quotient shall be the fair market value of the Leased Property. If, however, either or both of the low appraisal or the high appraisal are more than ten percent (10%) lower or higher than the middle appraisal, any such lower or higher appraisal shall be disregarded. If only one appraisal is disregarded, the remaining two appraisals shall be added together and their total divided by two, and the resulting quotient shall be such fair market value. If both the lower appraisal and the higher appraisal are disregarded as provided herein, the middle appraisal shall be such fair market value. In any event, the result of the foregoing appraisal process shall be final and binding.

         "MAI Appraiser" shall mean an appraiser licensed or otherwise qualified to do business in the State and who has substantial experience in performing appraisals of facilities similar to the Leased Property and is certified as a member of the American Institute of Real Estate Appraisers or certified as a SRPA by the Society of Real Estate Appraisers, or, if such organizations no longer exist or certify appraisers, such successor organization or such other organization as is approved by Landlord.

                                   Exhibit "D"

                           Tenant Estoppel Certificate


         THIS TENANT'S ESTOPPEL CERTIFICATE ("Certificate") is given this __day of ___, 20___ by HOMEWOOD AT BROOKMONT TERRACE, LLC, a Tennessee limited liability company, whose address is 111 Westwood Place, Suite 402, Brentwood, Tennessee 37027, as Tenant ("Tenant") in favor of _________________________, a
__________,    with    principal    office    and   place   of    business    at
___________________________("Beneficiary").

                                    RECITALS:

A. Pursuant to the terms and conditions of that certain Lease Agreement ("Lease") dated October ___, 2002, CNL Retirement - AM/Tennessee LP, a Delaware limited partnership ("Landlord") leased to Tenant certain real property in Davidson County, Tennessee ("Leased Property"), which Leased Property are more particularly described in the Lease.

B. Pursuant to the terms and conditions of the Lease, the Beneficiary has requested that the Tenant execute and deliver this Certificate with respect to the Lease.

         NOW, THEREFORE, in consideration of the above Leased Property, the Tenant hereby makes the following statements for the benefit of the Assignee:

         1. The copy of the Lease attached hereto and made a part hereof as Exhibit "A" is a true, correct and complete copy of the Lease, which Lease is in full force and effect as of the date hereof, and has not been modified or amended.

         2. The Lease sets forth the entire agreement between the Landlord and the Tenant relating to the leasing of the Leased Property, and there are no other agreements, written or oral, relating to the leasing of the Leased Property.

         3. There exists no uncured or outstanding defaults or events of default under the Lease, or events which, with the passage of time, and the giving of notice, or both, would be a default or event of default under the Lease.

         4. No notice of termination has been given by Landlord or Tenant with respect to the Lease.

         5. All payments due the Landlord under the Lease through and including the date hereof have been made, including the monthly installment of Minimum Rent (as defined in the Lease) for the period of ______________to ________________in the amount of $______________.

         6. As of the date hereof, the annual Minimum Rent under the Lease is $__________.

         7. Percentage Rent (as defined in the Lease) has been paid through and including the Fiscal Year ending __________.

         8. There are no disputes between the Landlord and the Tenant with respect to any rental due under the Lease or with respect to any provision of the Lease.

         9. Notwithstanding any provisions of the Lease to the contrary, the Tenant hereby consents to the collateral assignment of the Lease by the Landlord to the Beneficiary, and agrees that no terms and conditions of the Lease shall be altered, amended or changed as a result of such assignment.

         10. The Tenant hereby agrees that from and after the date hereof copies of all notices which Tenant is required to deliver to the Landlord under the Lease with respect to defaults, events of default or failure to perform by the Landlord under the Lease, shall be delivered to Beneficiary at the following address:

         11. The Tenant represents and warrants that (a) all improvements constructed on the Leased Property have been approved and accepted by Tenant,
(b) all utility sources and utility companies which service the Leased Property have been approved and accepted by Tenant and utility service is available to the Leased Property, (c) Tenant is in occupancy of the Leased Property pursuant to the Lease, and (d) Tenant has no offsets, counterclaims or defenses with respect to its obligations under the Lease.

         12. The Tenant understands and acknowledges that Beneficiary is relying upon the representations set forth in this Certificate, and may rely thereon in connection with the [collateral] assignment of the Lease to Beneficiary.

         IN TESTIMONY WHEREOF, witness the signature of the Tenant as of the day and year first set forth above.

 HOMEWOOD AT BROOKMONT TERRACE, LLC, a Tennessee limited liability company



 By:
      ---------------------------------------------------------

 Name:
        ----------------------------------------------

 Title:
         ------------------------------------------------------

STATE OF _______
COUNTY OF _______

         The foregoing instrument was acknowledged before me this ___ day of _____, 20___ by _________________, as _________________of HOMEWOOD AT BROOKMONT
TERRACE, LLC, a Tennessee limited liability company, on behalf of the limited liability company. He/she is personally known to me or has produced ________as identification.

 (NOTARY SEAL).....

Notary Public
Printed Name:______________________________
Notary Public, State of
                        -----------------------------
Commission #:
             ----------------------------------------
My commission expires:
                      -------------------------------

THIS INSTRUMENT WAS PREPARED BY
AND SHOULD BE RETURNED TO:

Thomas E. Francis, Esquire
Lowndes, Drosdick, Doster, Kantor & Reed, P.A.
215 North Eola Drive
Post Office Box 2809
Orlando, FL  32802-2809
(407) 843-4600







                               Memorandum of Lease



         THIS MEMORANDUM OF LEASE, entered into as of this ____ day of October, 2002, by and between CNL RETIREMENT - AM/TENNESSEE LP, a Delaware limited partnership, whose address is 450 South Orange Avenue, Orlando, Florida 32801, as Landlord, and HOMEWOOD AT BROOKMONT TERRACE, LLC, a Tennessee limited liability company, whose address is 111 Westwood Place, Suite 402, Brentwood, Tennessee 37027, as Tenant.


                               W I T N E S E T H:
                                -----------------


         THAT, Landlord and Tenant have heretofore entered into a certain Lease Agreement dated October ___, 2002 (the "Lease") covering certain Leased Property consisting of, among other things, certain real property located in Davidson County, Tennessee, more particularly described on Exhibit "A" attached hereto upon which there is constructed and located certain improvements (together the "Leased Property"), and

         WHEREAS, it is the desire of both Landlord and Tenant to memorialize the Lease and set forth certain pertinent data with respect thereto,

         NOW THEREFORE, with respect to the Lease, Landlord and Tenant hereby acknowledge and agree as follows:

         1. Demise. The Leased Property have been and are hereby demised, let and leased by Landlord to Tenant, and taken and accepted by Tenant from Landlord, all pursuant to and in accordance with the Lease.

         2. Term. The initial Term of the Lease is from October ___, 2002, until October 31, 2017. Tenant has the right, privilege and option to renew and extend the initial Term of the Lease for up to two (2) additional periods of five (5) years each, subject to the provisions and conditions of the Lease.

         3. Possession. Landlord has delivered possession of the Leased Property to Tenant and Tenant has accepted delivery and taken possession of the Leased Property from Landlord in the "as is" condition of the Leased Property on the Commencement Date.

         4. Liens on Landlord's Interest Prohibited. By the terms of the Lease, Landlord's interest in the Leased Property may not be subjected to liens of any nature by reason of Tenant's construction, alteration, repair, restoration, replacement or reconstruction of any improvements on or in the Leased Property, including those arising in connection with or as an incident to the renovation of the improvements located on the Leased Property, or by reason of any other act or omission of Tenant (or of any person claiming by, through or under Tenant) including, but not limited to, construction, mechanics' and materialmen's liens. Accordingly, all persons dealing with Tenant are hereby placed on notice that such persons shall not look to Landlord or to Landlord's credit or assets (including Landlord's interest in the Leased Property) for payment or satisfaction of any obligations incurred in connection with the construction, alteration, repair, restoration, renovation, replacement or reconstruction thereof by or on behalf of Tenant. Tenant has no power, right or authority to subject Landlord's interest in the Leased Property to any construction, mechanic's or materialmen's lien or claim of lien.

         5. Subordination and Attornment. The Lease specifically provides that the Lease and Tenant's leasehold interest in and to the Leased Property are junior, inferior, subordinate and subject in all respects to any mortgage or mortgages now or hereafter in force and effect upon or encumbering the Leased Property or any portion thereof, and that Tenant shall, and has agreed to, attorn to any successor of the interest of Landlord under the Lease, including the purchaser at any foreclosure sale occasioned by the foreclosure of any such mortgage or mortgages, for the balance of the Term of the Lease remaining at the time of the succession of such interest to such successor. Such subordination shall be upon the express condition that the validity of this Lease shall be recognized by the mortgagee, and that, notwithstanding any default by the mortgagor, with respect to such mortgage, Tenant's possession and right of use under this Lease in and to the Premises (including rights to have insurance and condemnation proceeds made available for proper reconstruction of the Premises) shall not be disturbed by such mortgagee unless and until Tenant shall breach any of the provisions hereof and this Lease or Tenant's right to possession hereunder shall have been terminated in accordance with the provisions of this Lease.

         6. Inconsistent Provisions. The provisions of this Memorandum constitute only a general description of the content of the Lease with respect to matters set forth herein. Accordingly, third parties are advised that the provisions of the Lease itself shall be controlling with respect to all matters set forth herein. In the event of any discrepancy between the provisions of the Lease and this Memorandum, the provisions of the Lease shall take precedence and prevail over the provisions of this Memorandum.

         7. Termination of Lease. All rights of Tenant shall terminate upon the expiration or earlier termination of the Lease, which may be evidenced by a written notice of such expiration or termination recorded or filed by Landlord among the appropriate land records of the County in which the Leased Property is located.



                     [SIGNATURES APPEAR ON FOLLOWING PAGES]

         IN WITNESS WHEREOF, Landlord and Tenant have caused this Memorandum of Lease to be duly executed on or as of the day and year first above written.



Signed, sealed and delivered
in the presence of:

CNL RETIREMENT - AM/TENNESSEE LP, a Delaware limited partnership

By: CNL Retirement - GP/Tennessee Corp., a Delaware corporation, general partner


  By:

 Name:

 Its:
                                                 (CORPORATE SEAL)

                                                   "LANDLORD"

STATE OF _______________
COUNTY OF _____________

         The foregoing instrument was acknowledged before me this _____ day of October, 2002 by ____________________, as _________ of CNL Retirement -
GP/Tennessee Corp., a Delaware corporation, as general partner of CNL RETIREMENT
- AM/TENNESSEE LP, a Delaware limited partnership, on behalf of the limited partnership. He/she is personally known to me or has produced _______________________ as identification.

         (NOTARY SEAL)

                Printed Name:
                              ------------------------------------
                Notary Public, State of
                                        --------------------------
                Commission #:
                             -------------------------------------
                My commission expires:
                                      ----------------------------

HOMEWOOD AT BROOKMONT TERRACE, LLC, a Tennessee limited liability company

By:
     ----------------------
Name:
       --------------------
Its:
      ---------------------

                                       "TENANT"

STATE OF __________
COUNTY OF __________

         The foregoing instrument was acknowledged before me this _____ day of October, 2002, by ___________________, as ______________ of HOMEWOOD AT
BROOKMONT TERRACE, LLC, a Tennessee limited liability company, on behalf of the limited liability company. He/she is personally known to me or has produced _______________________ as identification.



                         Printed Name:______________________________
                         Notary Public, State of
                                                 -----------------------------
                         Commission #:
                                      ----------------------------------------
                         My commission expires:
                                               -------------------------------

                                   Exhibit "F"

                       Single Purpose Entity Requirements

         Tenant or its assignee shall throughout the Term hereof do all things necessary to continue to be and remain a Single Purpose Entity (including without limitation, if Tenant is a partnership, insuring that each General Partner of Tenant, continues as a Single Purpose Entity and shall not amend its Articles of Organization or Operating Agreement (or if Tenant is a corporation, Tenant shall not amend its Articles of Incorporation or Bylaws, or if Tenant is a partnership, Tenant shall prevent any general partner from amending such general partner's Articles of Organization or Bylaws or other formation documents). For purposes hereof, Single Purpose Entity shall mean a Person, other than an individual, which (a) is formed, organized or reorganized solely for the purpose of holding, directly, the leasehold interest in the Leased Property, (b) does not engage in any business unrelated to the Leased Property and the operation and management thereof, (c) has not and will not have any assets other than those related to its interest in the Leased Property and has not and will not have any indebtedness other than incurred in the ordinary course of business and paid pursuant to the terms of financing applicable to such trade payables and indebtedness expressly authorized in Section 20.2(f) of the Agreement, (d) maintains its own separate books and records and its own accounts, in each case which are separate and apart from the books and records of any other Person, (e) holds itself out as being a Person separate and apart from any other Person, (f) does not and will not commingle its funds or assets with those of any other Person, (g) conducts its own business in its own name,
(h) maintains separate financial statements, (i) pays its own liabilities out of its own funds, (j) observes all limited liability company formalities, partnership formalities or corporate formalities, as applicable, (k) maintains an arm's-length relationship with its Affiliated Persons, (l) pays the salaries of its own employees and maintains a sufficient number of employees in light of its contemplated business operation, (m) does not guarantee or otherwise obligate itself with respect to the debts of any other Person or hold out its credit as being available to satisfy the obligations of any other Person except as required or expressly authorized under the Agreement, (n) does not acquire obligations or securities of its partners, members or shareholders, (o) allocates fairly and reasonably shared expenses, including without limitation, any overhead for shared office space, (if any), (p) uses separate stationary, invoices and checks, (q) except as required or expressly authorized under the Agreement, does not and will not pledge its assets for the benefit of any Person other than Landlord or make any loans or advances to any other Person, (r) does and will correct any known misunderstanding regarding its separate identity, (s) maintains adequate capital in light of its contemplated business operations, and
(t) has and will have an Operating Agreement, partnership agreement, certificate of incorporation or other organization document which complies with the standards and requirements for a Single Purpose Entity set by Rating Agencies (as hereinafter defined) as of the date hereof applicable to a limited liability company, partnership or corporation, as applicable. In addition, if such Person is a limited liability company, (i) the managing member shall be a corporation or limited liability company (or if a partnership, shall have as its sole general partner a corporation or limited liability company) that is a Single Purpose Entity whose organization documents shall comply with the standards and requirements for a Single Purpose Entity set by the Rating Agencies as of the
date hereof applicable to such managing members, (ii) its Articles of Organization, Certificate of Formation and/or Operating Agreement, as
applicable, shall provide that such entity will dissolve only upon the bankruptcy of the managing member, (iii) if such Person has more than one managing member, at least one member shall be a corporation or limited liability company that qualifies as a Single Purpose Entity and the Organization Documents shall provide that such Person shall continue (and not dissolve) for so long as a solvent managing member exists (iv) such corporate member or limited liability company shall conform to the requirements hereof for Persons that are corporations or limited liability company and (v) such Person shall have at least one Independent Member. In addition, if such Person is a partnership, (a) all general partners of such Person shall be Single Purpose Entities whose organizational documents shall comply with the standards and requirements for a Single Purpose Entity set by the Rating Agencies as of the date hereof applicable to such general partners, (b) if such Person has more than one general partner, then the organization documents shall provide that such Person shall continue (and not dissolve) for so long as a solvent general partner exists. In addition, if such Person is a corporation, then at all times, (i) such Person shall have at least one Independent Director, and (ii) Board of Directors of such Person may not take any action relating to such Person's bankruptcy, dissolution or status as a Single Purpose Entity without the unanimous affirmative vote of 100% of the members of the Board of Directors unless all of the directors, including the Independent Director shall have participated in such vote. In addition, such Person which is formed or organized solely for the purpose of holding, directly, the leasehold interest in the Leased Property (i) without the unanimous consent of all of the partners, directors or members, as applicable, has not and will not with respect to itself or any other single purpose entity that owns an interest in the Leased Property in which it has a direct or indirect legal or beneficial interest (a) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or other similar official for itself for all or any portion of its properties, or (b) take any action which might cause it to become insolvent, (ii) has held and will hold its assets in its own name, (iii) has and will maintain its financial statements, accounting records and other entity documents separate and apart form any other Person, and (iv) has not and will not identify its partners, members or shareholders or any of its affiliates of any of them as a division or part of it. For purposes hereof, "Rating Agencies" shall mean any three of the following: Standards & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc., Duff and Phelps Credit Rating Co., Moody's Investors Services, Inc. and Fitch Investors Services, L.P. or if any such corporation shall for any reason no longer perform the functions of a securities rating agency, any other nationally recognized statistical rating agency designated by Landlord. In addition, for purposes hereof, "Independent Director" or "Independent Member" shall mean an individual appointed by CT Corporation System, AMACAR Group, L.L.C., CSC Special Services or similar corporate service or an individual reasonably satisfactory to Landlord, who in any case shall not have been at the time of such individual's appointment, and may not have been at any time during the preceding two years (i) a shareholder of, or an officer or employee of, or a member or manager of Tenant or any of its respective shareholders, subsidiaries or Affiliated Persons, (ii) a customer of, or supplier to Tenant or any member, manager or general partner or any of its respective shareholders, subsidiaries or Affiliated Persons, (iii) a Person or other entity controlling any such shareholder, supplier, customer, member or manager, or (iv) a member of the immediate family of any such shareholder, officer, employee, supplier, customer, member or manager or of any other director of Tenant or any general partner thereof.

         In addition to the foregoing, and consistent with the Single Purpose Entity requirements hereof, Tenant covenants and agrees that throughout the Term hereof, Tenant shall not voluntarily file or consent to the filing of a petition for bankruptcy, insolvency, reorganization, assignment for the benefit of creditors or similar proceedings under any federal or state bankruptcy, insolvency, reorganization or other similar law or otherwise seek any relief under any laws relating to the relief of debts or the protection of debtors generally, without the unanimous consent of its manager(s), which shall at all times include the affirmative consent of the Independent Director, and if Tenant is a partnership without the unanimous consent of its general partners (including the unanimous consent of the directors of the corporate general partners or shareholders as the case may be which shall at all times include the consent of the Independent Director).

                                   Exhibit "G"

                             Tenant Equity Ownership

         Homewood at Brookmont Terrace, LLC is owned 51% by American Retirement Corporation and 49% by ARC Brookmont Terrace, Inc.

         ARC Brookmont Terrace, Inc. is a wholly-owned subsidiary of American Retirement Corporation.

                                   Exhibit "H"

                                Property Expenses

         The term "Property Expenses" shall mean for the requisite period the sum of the following items:

         1. the cost of sales, including without limitation, compensation, fringe benefits, payroll taxes and other costs relating to employees of Tenant (the foregoing costs shall not include salaries and other employee costs of executive personnel of Tenant who do not work at the Leased Property on a regular basis; except that the foregoing costs shall include the allocable portion of the salary and other employee costs of any general manager or other supervisory personnel (not including regional vice presidents or regional sales people) assigned to a "cluster" of assisted living and dementia care facilities which includes the Leased Property);

         2. departmental expenses incurred at departments within the Leased Property; administrative and general expenses; the cost of marketing incurred by the Leased Property; advertising and business promotion incurred by the Leased Property; heat, light, and power; and computer line charges;

         3. the cost of Inventories and P&E consumed in the operation of the Leased Property;

         4. a reasonable reserve for uncollectible accounts receivable as determined by the Tenant;

         5. all costs and fees of independent professionals or other third parties who are retained by Tenant to perform services required or permitted hereunder;

         6. all costs and fees of technical consultants and operational experts who are retained or employed by Tenant for specialized services (including, without limitation, quality assurance inspectors) and the cost of attendance by employees of the Leased Property at training and manpower development programs sponsored by Tenant;

         7. Additional Charges as referenced in Section 3.4 of the Agreement;

         8. payments made into the Reserve pursuant to Section 5.2 of the Agreement;

         9. management fees paid to any approved manager and such other costs and expenses incurred by an approved manager as are specifically provided for under any approved management agreement or are otherwise reasonably necessary for the proper and efficient operating of the Leased Property;

         10. the term "Property Expenses" shall not include (a) debt service payments pursuant to any Facility Mortgage, (b) payments pursuant to equipment leases or other forms of financing obtained for the Tenant's Personal Property,
(c) rental payments pursuant to any ground lease of the Land, (d) any indebtedness of Tenant, or (e) any employee claim which is not covered by insurance and where the basis of such employee claim is conduct by Tenant or its manager which is (i) a substantial violation of the standards of responsible labor relations as generally practiced by prudent owners or operators of similar retirement community operations in the state in which the Facility is situated, and (ii) not the isolated act of individual employees, but rather is a direct result of corporate policies of Tenant or any manager. Neither revenues from the Facility, nor any disbursement from the Reserve or the Tenant Shortfall Reserve, shall be used by Tenant to pay the amounts not constituting Property Expenses under clauses 10 (b), (c), (d) or (e) above.

         Notwithstanding the foregoing definition of "Property Expenses," the financial and other informational reports and statements to be provided pursuant to the Lease may be provided by Tenant consistent with Tenant's standard information reporting practices, provided that any omitted or varying item under such practices is identified and separately scheduled as adjustments if necessary to determine any financial or economic amount relevant to the Lease or if otherwise requested in writing by Landlord.

                                   Exhibit "I"

                              Initial Landlord P&E

                                   Exhibit "J"

                        Initial Tenant Personal Property

        (a) The right to use the tradename "ARC," "American Retirement Corporation," "Homewood Residence," "Brookmont Terrace," and any variations thereof;

        (b) Assisted living and dementia care licenses, and any liquor licenses;

        (c)        Any vans, cars or other motor vehicles; and

        (d) Any proprietary software of Tenant and its Affiliated Persons not including, however, information and data relating to the Leased Property and the ownership, operation and occupancy thereof, which information and data shall remain available to Landlord at all times during and be transferred to Landlord immediately upon the expiration or any early termination of the Lease Term.

                                   Exhibit "K"

                          Fallback Shortfall Assumption


 Average Occupancy      Projected (Monthly) Shortfalls         Projected (Annual) Shortfalls        1.25 X Total Proj. Shortfalls
------------------   ------------------------------------  -----------------------------------  ------------------------------------

        71%                        $77,540                              $383,922                            $479,902

        75%                        $65,254                              $306,382                            $382,977

        78%                        $56,410                              $241,128                            $301,410

        81%                        $41,756                              $184,718                            $230,898

        84%                        $31,056                              $104,833                            $131,042

        88%                        $20,163                              $ 49,986                            $ 62,483

        90%                        $12,902                              $ 29,823                            $ 37,279

        92%                        $ 5,640                              $ 7,649                             $ 9,561

        93%                        $ 2,009                              $ 2,009                             $ 2,511

        94%                         $ 0.00                               $ 0.00                              $ 0.00
